                                                                               .
                                                                               .
                                                                               .
MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
JUNE 30, 2003
(DOLLARS IN THOUSANDS)

                                                                  MERISTAR        NON-        MERISTAR        AGH         MERISTAR
                                                                HOSPITALITY     GUARANTOR      SUB 7C,       UPREIT,       SUB 5N,
                                                                  OP, L.P.    SUBSIDIARIES       LLC          LLC            LLC
                                                                -----------   ------------   ----------    ----------    ----------
ASSETS
   Investment in hotel properties                                   17,489      1,291,206            --            --         4,130
   Accumulated depreciation                                        (10,935)      (195,598)           --            --          (610)
                                                                ----------     ----------    ----------    ----------    ----------
                                                                     6,554      1,095,608            --            --         3,520
                                                                        --             --            --            --            --
   Restricted cash                                                  25,066          4,924            --            --            --
   Investments in and advances to affiliates                     2,393,978          8,200            32         3,056            --
   Due from subsidiaries                                          (700,592)       258,772            --             7         3,987
   Note receivable from Interstate Hotels                          120,855             --            --            --            --
   Prepaid expenses and other assets                                15,307            286            --            --            --
   Accounts receivable, net of allowance for doubtful accounts      14,736          1,169            --            --            --
   Marketable securities                                            18,056             --            --            --            --
   Cash and cash equivalents                                        40,245             --            --            --            --
                                                                ----------     ----------    ----------    ----------    ----------
                                                                 1,934,205      1,368,959            32         3,063         7,507
                                                                ==========     ==========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                  927,788        348,399            --            --            --
   Notes payable to MeriStar Hospitality Corporation               357,699             --            --            --            --
   Accounts payable, accrued expenses and other liabilities         17,345          5,977            --            --            22
   Accrued interest                                                 48,497          3,374            --            --            --
   Due to Interstate Hotels & Resorts                                1,095             --            --            --            --
   Other liabilities                                                 5,133           (602)           --            --            --
                                                                ----------     ----------    ----------    ----------    ----------
   Total liabilities                                             1,357,557        357,148            --            --            22
                                                                ----------     ----------    ----------    ----------    ----------

   Minority interests                                                2,565             --            --            --            --
   Redeemable OP units at redemption value                          28,851             --            --            --            --
   Partners' capital - Common OP Units                             545,232      1,011,811            32         3,063         7,485
                                                                ----------     ----------    ----------    ----------    ----------
                                                                 1,934,205      1,368,959            32         3,063         7,507
                                                                ==========     ==========    ==========    ==========    ==========

                                                                 MERISTAR       MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 8A,        SUB 8F,       SUB 8G,       SUB 6H,       SUB 8B,
                                                                    LLC            L.P.          LLC           L.P.          LLC
                                                                ----------     ----------    ----------    ----------    ----------
ASSETS
   Investment in hotel properties                                       --         11,492            --        13,642        82,608
   Accumulated depreciation                                             --         (2,195)           --        (2,129)      (11,085)
                                                                ----------     ----------    ----------    ----------    ----------
                                                                        --          9,297            --        11,513        71,523
                                                                        --             --            --            --            --
   Restricted cash                                                      --            115            --            --            --
   Investments in and advances to affiliates                            --             --            72            --            --
   Due from subsidiaries                                             4,878          6,129             9         6,312        28,664
   Note receivable from Interstate Hotels                               --             --            --            --            --
   Prepaid expenses and other assets                                    --              7            --             5            22
   Accounts receivable, net of allowance for doubtful accounts         (17)            --            --            --            --
   Marketable securities                                                --             --            --            --            --
   Cash and cash equivalents                                            --             --            --            --            --
                                                                ----------     ----------    ----------    ----------    ----------
                                                                     4,861         15,548            81        17,830       100,209
                                                                ==========     ==========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                       --             --            --            --            --
   Notes payable to MeriStar Hospitality Corporation                    --             --            --            --            --
   Accounts payable, accrued expenses and other liabilities            (37)            77            --           210         2,582
   Accrued interest                                                     --             --            --            --            --
   Due to Interstate Hotels & Resorts                                   --             --            --            --            --
   Other liabilities                                                   (96)            --            --            --            --
                                                                ----------     ----------    ----------    ----------    ----------
   Total liabilities                                                  (133)            77            --           210         2,582
                                                                ----------     ----------    ----------    ----------    ----------

   Minority interests                                                   --             --            --            --            --
   Redeemable OP units at redemption value                              --             --            --            --            --
   Partners' capital - Common OP Units                               4,994         15,471            81        17,620        97,627
                                                                ----------     ----------    ----------    ----------    ----------
                                                                     4,861         15,548            81        17,830       100,209
                                                                ==========     ==========    ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
JUNE 30, 2003
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR       MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 1C,        SUB 8E,       SUB 7F,       SUB 5L,       SUB 3C,
                                                                    L.P.           LLC           LLC           LLC           LLC
                                                                ----------     ----------    ----------    ----------    ----------
ASSETS
   Investment in hotel properties                                   25,404         15,342         7,760        11,671        17,392
   Accumulated depreciation                                         (5,393)        (2,732)           --          (572)       (3,348)
                                                                ----------     ----------    ----------    ----------    ----------
                                                                    20,011         12,610         7,760        11,099        14,044
                                                                        --             --            --            --            --
   Restricted cash                                                      --             --            --            --            --
   Investments in and advances to affiliates                            --             --            --            --            --
   Due from subsidiaries                                            (2,776)         6,185         4,719         4,104         4,616
   Note receivable from Interstate Hotels                               --             --            --            --            --
   Prepaid expenses and other assets                                    17             --            --             6            43
   Accounts receivable, net of allowance for doubtful accounts          --             --            --           (20)           --
   Marketable securities                                                --             --            --            --            --
   Cash and cash equivalents                                            --             --            --            --            --
                                                                ----------     ----------    ----------    ----------    ----------
                                                                    17,252         18,795        12,479        15,189        18,703
                                                                ==========     ==========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                       --             --            --            --            --
   Notes payable to MeriStar Hospitality Corporation                    --             --            --            --            --
   Accounts payable, accrued expenses and other liabilities             43            (23)          182            31           146
   Accrued interest                                                     --             --            --            --            --
   Due to Interstate Hotels & Resorts                                   --             --            --            --            --
   Other liabilities                                                    --             --            --            --            --
                                                                ----------     ----------    ----------    ----------    ----------
   Total liabilities                                                    43            (23)          182            31           146
                                                                ----------     ----------    ----------    ----------    ----------

   Minority interests                                                   --             --            --            --            --
   Redeemable OP units at redemption value                              --             --            --            --            --
   Partners' capital - Common OP Units                              17,209         18,818        12,297        15,158        18,557
                                                                ----------     ----------    ----------    ----------    ----------
                                                                    17,252         18,795        12,479        15,189        18,703
                                                                ==========     ==========    ==========    ==========    ==========

                                                                 MERISTAR       MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 5R,        SUB 6D,       SUB 6E,       SUB 4E,       SUB 1B,
                                                                    LLC            LLC           LLC           L.P.          LLC
                                                                ----------     ----------    ----------    ----------    ----------
ASSETS
   Investment in hotel properties                                       --         17,430        44,621         5,820        18,496
   Accumulated depreciation                                             --         (2,620)       (9,156)           --        (3,813)
                                                                ----------     ----------    ----------    ----------    ----------
                                                                        --         14,810        35,465         5,820        14,683
                                                                        --             --            --            --            --
   Restricted cash                                                      --             --            --            --            --
   Investments in and advances to affiliates                            43             --            --            --            --
   Due from subsidiaries                                               (43)         7,581        20,391         2,883        13,984
   Note receivable from Interstate Hotels                               --             --            --            --            --
   Prepaid expenses and other assets                                    --             --            --            --            37
   Accounts receivable, net of allowance for doubtful accounts          --            106            --            --            96
   Marketable securities                                                --             --            --            --            --
   Cash and cash equivalents                                            --             --            --            --            --
                                                                ----------     ----------    ----------    ----------    ----------
                                                                        --         22,497        55,856         8,703        28,800
                                                                ==========     ==========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                       --             --            --            --            37
   Notes payable to MeriStar Hospitality Corporation                    --             --            --            --            --
   Accounts payable, accrued expenses and other liabilities             --             12          (177)          155            38
   Accrued interest                                                     --             --            --            --            --
   Due to Interstate Hotels & Resorts                                   --             --            --            --            --
   Other liabilities                                                    --             --            --            --            --
                                                                ----------     ----------    ----------    ----------    ----------
   Total liabilities                                                    --             12          (177)          155            75
                                                                ----------     ----------    ----------    ----------    ----------

   Minority interests                                                   --             --            --            --            --
   Redeemable OP units at redemption value                              --             --            --            --            --
   Partners' capital - Common OP Units                                  --         22,485        56,033         8,548        28,725
                                                                ----------     ----------    ----------    ----------    ----------
                                                                        --         22,497        55,856         8,703        28,800
                                                                ==========     ==========    ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
JUNE 30, 2003
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR       MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 5F,        SUB 6G,       SUB 8C,       SUB 4C,       SUB 4H,
                                                                    L.P.           LLC           LLC           L.P.          L.P.
                                                                ----------     ----------    ----------    ----------    ----------
ASSETS
   Investment in hotel properties                                   19,400         22,485         5,820            --         4,850
   Accumulated depreciation                                             --         (4,596)           --            --            --
                                                                ----------     ----------    ----------    ----------    ----------
                                                                    19,400         17,889         5,820            --         4,850
                                                                        --             --            --            --            --
   Restricted cash                                                      --             --            --            --            --
   Investments in and advances to affiliates                            --             --            --            --            --
   Due from subsidiaries                                            11,758          6,001         5,057        11,503          (836)
   Note receivable from Interstate Hotels                               --             --            --            --            --
   Prepaid expenses and other assets                                     5             --            22            (5)            7
   Accounts receivable, net of allowance for doubtful accounts          --             --            --             1            --
   Marketable securities                                                --             --            --            --            --
   Cash and cash equivalents                                            --             --            --            --            --
                                                                ----------     ----------    ----------    ----------    ----------
                                                                    31,163         23,890        10,899        11,499         4,021
                                                                ==========     ==========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                       --             --            --            --            --
   Notes payable to MeriStar Hospitality Corporation                    --             --            --            --            --
   Accounts payable, accrued expenses and other liabilities            216            (42)         (222)          125           111
   Accrued interest                                                     --             --            --            --            --
   Due to Interstate Hotels & Resorts                                   --             --            --            --            --
   Other liabilities                                                    --             --            --           (32)           --
                                                                ----------     ----------    ----------    ----------    ----------
   Total liabilities                                                   216            (42)         (222)           93           111
                                                                ----------     ----------    ----------    ----------    ----------

   Minority interests                                                   --             --            --            --            --
   Redeemable OP units at redemption value                              --             --            --            --            --
   Partners' capital - Common OP Units                              30,947         23,932        11,121        11,406         3,910
                                                                ----------     ----------    ----------    ----------    ----------
                                                                    31,163         23,890        10,899        11,499         4,021
                                                                ==========     ==========    ==========    ==========    ==========

                                                                                                                          MERISTAR
                                                                 MERISTAR       MERISTAR      MERISTAR      MERISTAR       SUB 7A
                                                                  SUB 7E,        SUB 3D,       SUB 1A,       SUB 5E,        JOINT
                                                                    LLC            LLC           LLC           LLC         VENTURE
                                                                ----------     ----------    ----------    ----------    ----------
ASSETS
   Investment in hotel properties                                   18,066         22,657        11,412        52,917         5,820
   Accumulated depreciation                                         (3,018)        (6,653)       (2,703)       (9,116)           --
                                                                ----------     ----------    ----------    ----------    ----------
                                                                    15,048         16,004         8,709        43,801         5,820
                                                                        --             --            --            --            --
   Restricted cash                                                      --             --            --            --            --
   Investments in and advances to affiliates                            --             --            --            --            --
   Due from subsidiaries                                             6,314          7,952         6,728        17,062         4,665
   Note receivable from Interstate Hotels                               --             --            --            --            --
   Prepaid expenses and other assets                                     1             --            --            --             5
   Accounts receivable, net of allowance for doubtful accounts          --             --            --            --            --
   Marketable securities                                                --             --            --            --            --
   Cash and cash equivalents                                            --             --            --            --            --
                                                                ----------     ----------    ----------    ----------    ----------
                                                                    21,363         23,956        15,437        60,863        10,490
                                                                ==========     ==========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                       --             --            --            --            --
   Notes payable to MeriStar Hospitality Corporation                    --             --            --            --            --
   Accounts payable, accrued expenses and other liabilities            101            115            29           340           167
   Accrued interest                                                     --             --            --            --            --
   Due to Interstate Hotels & Resorts                                   --             --            --            --            --
   Other liabilities                                                    --             --            --            --            --
                                                                ----------     ----------    ----------    ----------    ----------
   Total liabilities                                                   101            115            29           340           167
                                                                ----------     ----------    ----------    ----------    ----------

   Minority interests                                                   --             --            --            --            --
   Redeemable OP units at redemption value                              --             --            --            --            --
   Partners' capital - Common OP Units                              21,262         23,841        15,408        60,523        10,323
                                                                ----------     ----------    ----------    ----------    ----------
                                                                    21,363         23,956        15,437        60,863        10,490
                                                                ==========     ==========    ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
JUNE 30, 2003
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR       MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 6K,        SUB 2B,       SUB 3A,       SUB 4A,       SUB 4D,
                                                                    LLC            LLC           LLC           LLC           LLC
                                                                ----------     ----------    ----------    ----------    ----------
ASSETS
   Investment in hotel properties                                   22,864          3,880         3,880         3,395            --
   Accumulated depreciation                                         (4,666)            --            --            --            --
                                                                ----------     ----------    ----------    ----------    ----------
                                                                    18,198          3,880         3,880         3,395            --
                                                                        --             --            --            --            --
   Restricted cash                                                      --             --            --            --            --
   Investments in and advances to affiliates                            --             --            --            --            --
   Due from subsidiaries                                            18,611         (1,164)        1,658         4,091         3,029
   Note receivable from Interstate Hotels                               --             --            --            --            --
   Prepaid expenses and other assets                                    --             --             2            --             3
   Accounts receivable, net of allowance for doubtful accounts          --            (14)           --            --            --
   Marketable securities                                                --             --            --            --            --
   Cash and cash equivalents                                            --             --            --            --            --
                                                                ----------     ----------    ----------    ----------    ----------
                                                                    36,809          2,702         5,540         7,486         3,032
                                                                ==========     ==========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                       --          5,700            --            --            --
   Notes payable to MeriStar Hospitality Corporation                    --             --            --            --            --
   Accounts payable, accrued expenses and other liabilities              9            (44)          119           228           107
   Accrued interest                                                     --             --            --            --            --
   Due to Interstate Hotels & Resorts                                   --             --            --            --            --
   Other liabilities                                                    --             --            --            --            --
                                                                ----------     ----------    ----------    ----------    ----------
   Total liabilities                                                     9          5,656           119           228           107
                                                                ----------     ----------    ----------    ----------    ----------

   Minority interests                                                   --             --            --            --            --
   Redeemable OP units at redemption value                              --             --            --            --            --
   Partners' capital - Common OP Units                              36,800         (2,954)        5,421         7,258         2,925
                                                                ----------     ----------    ----------    ----------    ----------
                                                                    36,809          2,702         5,540         7,486         3,032
                                                                ==========     ==========    ==========    ==========    ==========

                                                                 MERISTAR       MERISTAR         MDV        MERISTAR      MERISTAR
                                                                  SUB 2A,        SUB 6L,       LIMITED       SUB 5C,       SUB 6J,
                                                                    LLC            LLC       PARTNERSHIP       LLC           LLC
                                                                ----------     ----------    -----------   ----------    ----------
ASSETS
   Investment in hotel properties                                    4,850         12,610         3,846         3,880        19,446
   Accumulated depreciation                                             --             --          (616)           --        (3,504)
                                                                ----------     ----------    -----------   ----------    ----------
                                                                     4,850         12,610         3,230         3,880        15,942
                                                                        --             --            --            --            --
   Restricted cash                                                      --             --            --            --            --
   Investments in and advances to affiliates                            --             --            --            --            --
   Due from subsidiaries                                            (1,378)         5,563         2,310           546         6,778
   Note receivable from Interstate Hotels                               --             --            --            --            --
   Prepaid expenses and other assets                                    22              2             9            44            39
   Accounts receivable, net of allowance for doubtful accounts           1             --            --            --            --
   Marketable securities                                                --             --            --            --            --
   Cash and cash equivalents                                            --             --            --            --            --
                                                                ----------     ----------    -----------   ----------    ----------
                                                                     3,495         18,175         5,549         4,470        22,759
                                                                ==========     ==========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                    9,297             --            --            --            --
   Notes payable to MeriStar Hospitality Corporation                    --             --            --            --            --
   Accounts payable, accrued expenses and other liabilities            (14)            83            63           815          (183)
   Accrued interest                                                     --             --            --            --            --
   Due to Interstate Hotels & Resorts                                   --             --            --            --            --
   Other liabilities                                                    --             --            --            --            --
                                                                ----------     ----------    -----------   ----------    ----------
   Total liabilities                                                 9,283             83            63           815          (183)
                                                                ----------     ----------    -----------   ----------    ----------

   Minority interests                                                   --             --            --            --            --
   Redeemable OP units at redemption value                              --             --            --            --            --
   Partners' capital - Common OP Units                              (5,788)        18,092         5,486         3,655        22,942
                                                                ----------     ----------    -----------   ----------    ----------
                                                                     3,495         18,175         5,549         4,470        22,759
                                                                ==========     ==========    ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
JUNE 30, 2003
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR       MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 1D,        SUB 7B,       SUB 7D,       SUB 7G,       SUB 6B,
                                                                    L.P.           L.P.          LLC           LLC           LLC
                                                                ----------     ----------    -----------   ----------    ----------
ASSETS
   Investment in hotel properties                                   68,542          4,722        52,231         4,850        10,748
   Accumulated depreciation                                        (10,907)            --        (8,953)           --        (1,971)
                                                                ----------     ----------    -----------   ----------    ----------
                                                                    57,635          4,722        43,278         4,850         8,777
                                                                        --             --            --            --            --
   Restricted cash                                                      --             --            --            --            --
   Investments in and advances to affiliates                            --             --            --            --            --
   Due from subsidiaries                                            17,810         (3,352)       24,026           118         2,847
   Note receivable from Interstate Hotels                               --             --            --            --            --
   Prepaid expenses and other assets                                    --             --           267            --            --
   Accounts receivable, net of allowance for doubtful accounts          --             --           844            --            --
   Marketable securities                                                --             --            --            --            --
   Cash and cash equivalents                                            --             --            --            --            --
                                                                ----------     ----------    -----------   ----------    ----------
                                                                    75,445          1,370        68,415         4,968        11,624
                                                                ==========     ==========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                       --             --            --            --            --
   Notes payable to MeriStar Hospitality Corporation                    --             --            --            --            --
   Accounts payable, accrued expenses and other liabilities           (104)         1,111         4,383           (95)           (3)
   Accrued interest                                                     --             --            --            --            --
   Due to Interstate Hotels & Resorts                                   --             --          (200)           --            --
   Other liabilities                                                    --             --            --            --            --
                                                                ----------     ----------    -----------   ----------    ----------
   Total liabilities                                                  (104)         1,111         4,183           (95)           (3)
                                                                ----------     ----------    -----------   ----------    ----------

   Minority interests                                                   --             --            --            --            --
   Redeemable OP units at redemption value                              --             --            --            --            --
   Partners' capital - Common OP Units                              75,549            259        64,232         5,063        11,627
                                                                ----------     ----------    -----------   ----------    ----------
                                                                    75,445          1,370        68,415         4,968        11,624
                                                                ==========     ==========    ==========    ==========    ==========

                                                                 MERISTAR       MERISTAR      MERISTAR      MERISTAR        AGH
                                                                  SUB 4I,        SUB 5D,       SUB 5H,       SUB 7H,       PSS I,
                                                                    L.P.           LLC           LLC           LLC          INC.
                                                                ----------     ----------    ----------    ----------    ----------
ASSETS
   Investment in hotel properties                                    2,425         42,040        26,432         4,237        14,065
   Accumulated depreciation                                             --         (7,374)           --            --            --
                                                                ----------     ----------    ----------    ----------    ----------
                                                                     2,425         34,666        26,432         4,237        14,065
                                                                        --             --            --            --            --
   Restricted cash                                                      --             --            --            --            --
   Investments in and advances to affiliates                            --         51,368            --            --            --
   Due from subsidiaries                                               639         (6,803)       10,443         6,087        11,732
   Note receivable from Interstate Hotels                               --             --            --            --            --
   Prepaid expenses and other assets                                     8             17             1            --            --
   Accounts receivable, net of allowance for doubtful accounts          --             --            --            --            --
   Marketable securities                                                --             --            --            --            --
   Cash and cash equivalents                                            --             --            --            --            --
                                                                ----------     ----------    ----------    ----------    ----------
                                                                     3,072         79,248        36,876        10,324        25,797
                                                                ==========     ==========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                       --         24,000            --            13            --
   Notes payable to MeriStar Hospitality Corporation                    --             --            --            --            --
   Accounts payable, accrued expenses and other liabilities            282            219           189           244           195
   Accrued interest                                                     --             --            --            --            --
   Due to Interstate Hotels & Resorts                                   --             --            --            --            --
   Other liabilities                                                    --             --            --            --            --
                                                                ----------     ----------    ----------    ----------    ----------
   Total liabilities                                                   282         24,219           189           257           195
                                                                ----------     ----------    ----------    ----------    ----------

   Minority interests                                                   --             --            --            --            --
   Redeemable OP units at redemption value                              --             --            --            --            --
   Partners' capital - Common OP Units                               2,790         55,029        36,687        10,067        25,602
                                                                ----------     ----------    ----------    ----------    ----------
                                                                     3,072         79,248        36,876        10,324        25,797
                                                                ==========     ==========    ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
JUNE 30, 2003
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR       MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 2D,        SUB 4F,       SUB 5K,       SUB 5M,       SUB 1E,
                                                                    LLC            L.P.          LLC           LLC           L.P.
                                                                ----------     ----------    ----------    ----------    ----------
ASSETS
   Investment in hotel properties                                    5,820         32,250        28,117        22,035        10,476
   Accumulated depreciation                                             --         (5,258)       (4,560)       (2,119)       (1,807)
                                                                ----------     ----------    ----------    ----------    ----------
                                                                     5,820         26,992        23,557        19,916         8,669
                                                                        --             --            --            --            --
   Restricted cash                                                      --             --            --            --            --
   Investments in and advances to affiliates                            --             --            --            --            --
   Due from subsidiaries                                               342          4,672          (882)        7,472         8,002
   Note receivable from Interstate Hotels                               --             --            --            --            --
   Prepaid expenses and other assets                                     1             --            --            (2)           --
   Accounts receivable, net of allowance for doubtful accounts           7             --            --            --            --
   Marketable securities                                                --             --            --            --            --
   Cash and cash equivalents                                            --             --            --            --            --
                                                                ----------     ----------    ----------    ----------    ----------
                                                                     6,170         31,664        22,675        27,386        16,671
                                                                ==========     ==========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                   10,772             --            --            --            --
   Notes payable to MeriStar Hospitality Corporation                    --             --            --            --            --
   Accounts payable, accrued expenses and other liabilities            (95)           210         3,145            87           (14)
   Accrued interest                                                     --             --            --            --            --
   Due to Interstate Hotels & Resorts                                   --             --            --            --            --
   Other liabilities                                                    --             --            --            --            --
                                                                ----------     ----------    ----------    ----------    ----------
   Total liabilities                                                10,677            210         3,145            87           (14)
                                                                ----------     ----------    ----------    ----------    ----------

   Minority interests                                                   --             --            --            --            --
   Redeemable OP units at redemption value                              --             --            --            --            --
   Partners' capital - Common OP Units                              (4,507)        31,454        19,530        27,299        16,685
                                                                ----------     ----------    ----------    ----------    ----------
                                                                     6,170         31,664        22,675        27,386        16,671
                                                                ==========     ==========    ==========    ==========    ==========

                                                                 MERISTAR       MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 5O,        SUB 6M        SUB 4B,       SUB 6C,       SUB 2C,
                                                                    LLC         COMPANY          L.P.          LLC           LLC
                                                                ----------     ----------    ----------    ----------    ----------
ASSETS
   Investment in hotel properties                                    8,733         32,991         7,760        20,911        10,573
   Accumulated depreciation                                         (1,030)        (5,382)           --        (3,979)           --
                                                                ----------     ----------    ----------    ----------    ----------
                                                                     7,703         27,609         7,760        16,932        10,573
                                                                        --             --            --            --            --
   Restricted cash                                                      --             --            --            --            --
   Investments in and advances to affiliates                            --             --            --            --            --
   Due from subsidiaries                                             2,887         17,907        (4,817)       11,453         5,170
   Note receivable from Interstate Hotels                               --             --            --            --            --
   Prepaid expenses and other assets                                    --              8            --            --             1
   Accounts receivable, net of allowance for doubtful accounts          --             --            --            --            --
   Marketable securities                                                --             --            --            --            --
   Cash and cash equivalents                                            --             --            --            --            --
                                                                ----------     ----------    ----------    ----------    ----------
                                                                    10,590         45,524         2,943        28,385        15,744
                                                                ==========     ==========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                       --             --            --            --        18,815
   Notes payable to MeriStar Hospitality Corporation                    --             --            --            --            --
   Accounts payable, accrued expenses and other liabilities             26             19           296          (101)           36
   Accrued interest                                                     --             --            --            --            --
   Due to Interstate Hotels & Resorts                                   --             --            --            --            --
   Other liabilities                                                    --             --            --            --            --
                                                                ----------     ----------    ----------    ----------    ----------
   Total liabilities                                                    26             19           296          (101)       18,851
                                                                ----------     ----------    ----------    ----------    ----------

   Minority interests                                                   --             --            --            --            --
   Redeemable OP units at redemption value                              --             --            --            --            --
   Partners' capital - Common OP Units                              10,564         45,505         2,647        28,486        (3,107)
                                                                ----------     ----------    ----------    ----------    ----------
                                                                    10,590         45,524         2,943        28,385        15,744
                                                                ==========     ==========    ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
JUNE 30, 2003
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR       MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 4G,        SUB 3B,       SUB 5G,       SUB 5P,       SUB 5J,
                                                                    L.P.           LLC           L.P.          LLC           LLC
                                                                ----------     ----------    ----------    ----------    ----------
ASSETS
   Investment in hotel properties                                   13,165          7,275       163,629            39       109,109
   Accumulated depreciation                                             --             --       (27,357)          (21)      (15,075)
                                                                ----------     ----------    ----------    ----------    ----------
                                                                    13,165          7,275       136,272            18        94,034
                                                                        --             --            --            --            --
   Restricted cash                                                      --             --            --            --            --
   Investments in and advances to affiliates                            --             --            --            --            --
   Due from subsidiaries                                             7,848          2,540        39,898         2,667        20,672
   Note receivable from Interstate Hotels                               --             --            --            --            --
   Prepaid expenses and other assets                                     3             11             5             8           (29)
   Accounts receivable, net of allowance for doubtful accounts          --             --            --            --            --
   Marketable securities                                                --             --            --            --            --
   Cash and cash equivalents                                            --             --            --            --            --
                                                                ----------     ----------    ----------    ----------    ----------
                                                                    21,016          9,826       176,175         2,693       114,677
                                                                ==========     ==========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                       --             --            --            --            --
   Notes payable to MeriStar Hospitality Corporation                    --             --            --            --            --
   Accounts payable, accrued expenses and other liabilities            276            138         1,211             8           478
   Accrued interest                                                     --             --            --            --            --
   Due to Interstate Hotels & Resorts                                   --             --            --            --            --
   Other liabilities                                                    --             --            --            --            --
                                                                ----------     ----------    ----------    ----------    ----------
   Total liabilities                                                   276            138         1,211             8           478
                                                                ----------     ----------    ----------    ----------    ----------

   Minority interests                                                   --             --            --            --            --
   Redeemable OP units at redemption value                              --             --            --            --            --
   Partners' capital - Common OP Units                              20,740          9,688       174,964         2,685       114,199
                                                                ----------     ----------    ----------    ----------    ----------
                                                                    21,016          9,826       176,175         2,693       114,677
                                                                ==========     ==========    ==========    ==========    ==========


                                                                 MERISTAR       MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 5Q,        SUB 5R,       SUB 8D,       SUB 4J,       HOTEL
                                                                    LLC            LLC           LLC           LLC      LESSEE, INC.
                                                                ----------     ----------    ----------    ----------   ------------
ASSETS
   Investment in hotel properties                                   16,620         35,211        31,050        38,176         3,146
   Accumulated depreciation                                         (1,989)       (10,166)       (5,707)       (6,500)       (2,752)
                                                                ----------     ----------    ----------    ----------    ----------
                                                                    14,631         25,045        25,343        31,676           394
                                                                        --             --            --            --            --
   Restricted cash                                                      --             --            --            --            --
   Investments in and advances to affiliates                            --          4,627            --            --         1,629
   Due from subsidiaries                                             4,248          6,246         7,503         6,596           (29)
   Note receivable from Interstate Hotels                               --             --            --            --            --
   Prepaid expenses and other assets                                    --             --            23            --        16,014
   Accounts receivable, net of allowance for doubtful accounts          --             --            --           (12)       52,099
   Marketable securities                                                --             --            --            --            --
   Cash and cash equivalents                                            --             --            --            --        16,055
                                                                ----------     ----------    ----------    ----------    ----------
                                                                    18,879         35,918        32,869        38,260        86,162
                                                                ==========     ==========    ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                       --         23,609            --            --        45,213
   Notes payable to MeriStar Hospitality Corporation                    --             --            --            --            --
   Accounts payable, accrued expenses and other liabilities           (124)           194          (132)          128        58,318
   Accrued interest                                                     --             --            --            --           250
   Due to Interstate Hotels & Resorts                                   --             --            --            --         5,030
   Other liabilities                                                    --             --            --            --         9,234
                                                                ----------     ----------    ----------    ----------    ----------
   Total liabilities                                                  (124)        23,803          (132)          128       118,045
                                                                ----------     ----------    ----------    ----------    ----------

   Minority interests                                                   --             --            --            --            --
   Redeemable OP units at redemption value                              --             --            --            --            --
   Partners' capital - Common OP Units                              19,003         12,115        33,001        38,132       (31,883)
                                                                ----------     ----------    ----------    ----------    ----------
                                                                    18,879         35,918        32,869        38,260        86,162
                                                                ==========     ==========    ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
JUNE 30, 2003
(DOLLARS IN THOUSANDS)

                                                                 GUARANTOR
                                                                SUBSIDIARIES                     TOTAL
                                                                   TOTAL       ELIMINATIONS   CONSOLIDATED
                                                                ------------   ------------   ------------
ASSETS
   Investment in hotel properties                                 1,345,264             --      2,653,959
   Accumulated depreciation                                        (201,432)            --       (407,965)
                                                                 ----------     ----------     ----------
                                                                  1,143,832             --      2,245,994
                                                                         --             --             --
   Restricted cash                                                      115             --         30,105
   Investments in and advances to affiliates                         60,827     (2,421,291)        41,714
   Due from subsidiaries                                            441,820             --             --
   Note receivable from Interstate Hotels                                --       (120,855)            --
   Prepaid expenses and other assets                                 16,629             --         32,222
   Accounts receivable, net of allowance for doubtful accounts       53,091             --         68,996
   Marketable securities                                                 --             --         18,056
   Cash and cash equivalents                                         16,055             --         56,300
                                                                 ----------     ----------     ----------
                                                                  1,732,369     (2,542,146)     2,493,387
                                                                 ==========     ==========     ==========

LIABILITIES AND PARTNERS' CAPITAL                                                                      --
   Long-term debt                                                   137,456       (120,855)     1,292,788
   Notes payable to MeriStar Hospitality Corporation                     --             --        357,699
   Accounts payable, accrued expenses and other liabilities          75,909             --         99,231
   Accrued interest                                                     250             --         52,121
   Due to Interstate Hotels & Resorts                                 4,830             --          5,925
   Other liabilities                                                  9,106             --         13,637
                                                                 ----------     ----------     ----------
   Total liabilities                                                227,551       (120,855)     1,821,401
                                                                 ----------     ----------     ----------

   Minority interests                                                                  --           2,565
   Redeemable OP units at redemption value                                             --          28,851
   Partners' capital - Common OP Units                            1,504,818     (2,421,291)       640,570
                                                                 ----------     ----------     ----------
                                                                  1,732,369     (2,542,146)     2,493,387
                                                                 ==========     ==========     ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(DOLLARS IN THOUSANDS)

                                                                   MERISTAR                          MERISTAR      AGH      MERISTAR
                                                                  HOSPITALITY     NON-GUARANTOR       SUB 7C,     UPREIT,    SUB 5N,
                                                                    OP, L.P.       SUBSIDIARIES        LLC         LLC         LLC
                                                                  -----------     -------------      --------    --------   --------

ASSETS
   Investments in hotel properties                                     16,986         1,467,405          --         --        4,117
   Accumulated depreciation                                            (8,686)         (220,927)         --         --         (541)
                                                                   ----------        ----------       -----      -----       ------
                                                                        8,300         1,246,478          --         --        3,576
   Restricted cash                                                     15,374             4,876          --         --           --
   Investments in and advances to affiliates                        2,590,429             8,200          32      3,056           --
   Due from subsidiaries                                             (595,139)          196,324          --         66        3,522
   Note receivable from Interstate Hotels & Resorts                   150,657                --          --         --           --
   Prepaid expenses and other assets                                   22,457               304          --         --           --
   Accounts receivable, net of allowance for doubtful accounts         11,944             1,313          --         --           --
   Cash and cash equivalents                                           21,372                --          --         --           --
                                                                   ----------        ----------       -----      -----       ------
                                                                    2,225,394         1,457,495          32      3,122        7,098
                                                                   ==========        ==========       =====      =====       ======
LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                     945,830           352,052         --          --           --
   Notes payable to MeriStar Hospitality Corporation                  357,505                --         --          --           --
   Accounts payable and accrued expenses                               15,585             9,733         --          --            7
   Accrued interest                                                    49,106             3,577         --          --           --
   Due to Interstate Hotels & Resorts                                     372                --         --          --           --
   Other liabilities                                                    4,591                --         --          --           --
                                                                   ----------        ----------      -----       -----       ------
   Total liabilities                                                1,372,989           365,362         --          --            7
                                                                   ----------        ----------      -----       -----       ------

   Minority interests                                                   2,624                --         --          --           --
   Redeemable OP units at redemption value                             38,205                --         --          --           --
   Partners' capital - Common OP Units                                811,576         1,092,133         32       3,122        7,091
                                                                   ----------        ----------      -----       -----       ------
                                                                    2,225,394         1,457,495         32       3,122        7,098
                                                                   ==========        ==========      =====       =====       ======

                                                                     MERISTAR      MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                                     SUB 8A,        SUB 8F,      SUB 8G,      SUB 6H,      SUB 8B,
                                                                       LLC            LLC          LLC          L.P.         LLC
                                                                  -----------      --------     --------     -------      --------

ASSETS
   Investments in hotel properties                                        --         11,471          --        13,635       81,872
   Accumulated depreciation                                               --         (1,933)         --        (1,877)      (9,874)
                                                                      ------         ------      ------        ------       ------
                                                                          --          9,538          --        11,758       71,998
   Restricted cash                                                        --            115          --            --           --
   Investments in and advances to affiliates                              --             --          72            --           --
   Due from subsidiaries                                               4,879          5,385          10         5,770       26,553
   Note receivable from Interstate Hotels & Resorts                       --             --          --            --           --
   Prepaid expenses and other assets                                      --              2          --            --           32
   Accounts receivable, net of allowance for doubtful accounts           (17)           (28)         --            --           --
   Cash and cash equivalents                                              --             --          --            --           --
                                                                      ------         ------      ------       -------      -------
                                                                       4,862         15,012          82        17,528       98,583
                                                                      ======         ======      ======       =======      =======
LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                         --             --          --            --           --
   Notes payable to MeriStar Hospitality Corporation                      --             --          --            --           --
   Accounts payable and accrued expenses                                (132)           207          --           179        2,626
   Accrued interest                                                       --             --          --            --           --
   Due to Interstate Hotels & Resorts                                     --             --          --            --           --
   Other liabilities                                                      --             --          --            --           --
                                                                      ------         ------      ------       -------      -------
   Total liabilities                                                    (132)           207          --           179        2,626
                                                                      ------         ------      ------       -------      -------

   Minority interests                                                     --             --          --            --           --
   Redeemable OP units at redemption value                                --             --          --            --           --
   Partners' capital - Common OP Units                                 4,994         14,805          82        17,349       95,957
                                                                      ------         ------      ------       -------      -------
                                                                       4,862         15,012          82        17,528       98,583
                                                                      ======         ======      ======       =======      =======

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(DOLLARS IN THOUSANDS)


                                                                  MERISTAR      MERISTAR    MERISTAR     MERISTAR     MERISTAR
                                                                   SUB 1C,       SUB 8E,     SUB 7F,      SUB 5L,     SUB 3C,
                                                                    L.P.          LLC          LLC          LLC         LLC
                                                                  --------      --------    --------     --------     --------
ASSETS
   Investments in hotel properties                                  25,327       15,274       12,046       11,579      17,380
   Accumulated depreciation                                         (4,885)      (2,441)      (2,453)        (504)     (2,998
                                                                   -------      -------      -------      -------      ------
                                                                    20,442       12,833        9,593       11,075      14,382
   Restricted cash                                                      --           --           --           --          --
   Investments in and advances to affiliates                            --           --           --           --          --
   Due from subsidiaries                                            (2,994)       5,641        4,366        3,676       3,935
   Note receivable from Interstate Hotels & Resorts                     --           --           --           --          --
   Prepaid expenses and other assets                                    --           --           --           --          48
   Accounts receivable, net of allowance for doubtful accounts          --           --           --           28          --
   Cash and cash equivalents                                            --           --           --           --          --
                                                                   -------      -------      -------      -------      ------
                                                                    17,448       18,474       13,959       14,779      18,365
                                                                   =======      =======      =======      =======      ======
LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                       --           --           --           --          --
   Notes payable to MeriStar Hospitality Corporation                    --           --           --           --          --
   Accounts payable and accrued expenses                               186           (8)         162           35         208
   Accrued interest                                                     --           --           --           --          --
   Due to Interstate Hotels & Resorts                                   --           --           --           --          --
   Other liabilities                                                    --           --           --           --          --
                                                                   -------      -------      -------      -------      ------
   Total liabilities                                                   186           (8)         162           35         208
                                                                   -------      -------      -------      -------      ------

   Minority interests                                                   --           --           --           --          --
   Redeemable OP units at redemption value                              --           --           --           --          --
   Partners' capital - Common OP Units                              17,262       18,482       13,797       14,744      18,157
                                                                   -------      -------      -------      -------      ------
                                                                    17,448       18,474       13,959       14,779      18,365
                                                                   =======      =======      =======      =======      ======






                                                                                 OLD
                                                                   MERISTAR    MERISTAR     MERISTAR    MERISTAR     MERISTAR
                                                                    SUB 5R,     SUB 8A,      SUB 6D,    SUB 6E,      SUB 4E,
                                                                      LLC        LLC           LLC        LLC          L.P.
                                                                   --------    --------     --------    --------     --------
ASSETS
   Investments in hotel properties                                       --          --      17,430      44,495       24,741
   Accumulated depreciation                                              --          --      (2,347)     (8,334)      (3,986)
                                                                    -------    --------     -------     -------      -------
                                                                         --          --      15,083      36,161       20,755
   Restricted cash                                                       --          --          --          --           --
   Investments in and advances to affiliates                             43          --          --          --           --
   Due from subsidiaries                                                (43)         --       6,781      18,092        2,772
   Note receivable from Interstate Hotels & Resorts                      --          --          --          --           --
   Prepaid expenses and other assets                                     --          --          --          --            2
   Accounts receivable, net of allowance for doubtful accounts           --          --         101          --           --
   Cash and cash equivalents                                             --          --          --          --           --
                                                                    -------    --------     -------     -------      -------
                                                                         --          --      21,965      54,253       23,529
                                                                    =======    ========     =======     =======      =======

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                        --          --          --          --           --
   Notes payable to MeriStar Hospitality Corporation                     --          --          --          --           --
   Accounts payable and accrued expenses                                 --          --          18        (132)         415
   Accrued interest                                                      --          --          --          --           --
   Due to Interstate Hotels & Resorts                                    --          --          --          --           --
   Other liabilities                                                     --          --          --          --           --
                                                                    -------    --------     -------     -------      -------
   Total liabilities                                                     --          --          18        (132)         415
                                                                    -------    --------     -------     -------      -------

   Minority interests                                                    --          --          --          --           --
   Redeemable OP units at redemption value                               --          --          --          --           --
   Partners' capital - Common OP Units                                   --          --      21,947      54,385       23,114
                                                                    -------    --------     -------     -------      -------
                                                                         --          --      21,965      54,253       23,529
                                                                    =======    ========     =======     =======      =======

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(DOLLARS IN THOUSANDS)






                                                                  MERISTAR    MERISTAR     MERISTAR    MERISTAR     MERISTAR
                                                                   SUB 1B,     SUB 5F,      SUB 6G,     SUB 8C,      SUB 4C,
                                                                     LLC        L.P.          LLC         LLC         L.P.
                                                                  --------    --------     --------    --------     --------
ASSETS
   Investments in hotel properties                                  18,416      31,539       22,381       11,400         --
   Accumulated depreciation                                         (3,529)     (4,421)      (4,166)        --           --
                                                                   -------     -------      -------     --------     ------
                                                                    14,887      27,118       18,215       11,400         --
   Re stricted cash                                                      --          --           --           --         --
   Investments in and advances to affiliates                            --          --           --           --         --
   Due from subsidiaries                                            12,954      10,473        5,200        4,587     11,521
   Note receivable from Interstate Hotels & Resorts                     --          --           --           --         --
   Prepaid expenses and other assets                                     1           5           --            1         --
   Accounts receivable, net of allowance for doubtful accounts          96          --           --           --          1
   Cash and cash equivalents                                            --          --           --           --         --
                                                                   -------     -------      -------     --------     ------
                                                                    27,938      37,596       23,415       15,988     11,522
                                                                   =======     =======      =======     ========     ======
LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                       48          --           --           --         --
   Notes payable to MeriStar Hospitality Corporation                    --          --           --           --         --
   Accounts payable and accrued expenses                                51         170          108          (77)        98
   Accrued interest                                                     --          --           --           --         --
   Due to Interstate Hotels & Resorts                                   --          --           --           --         --
   Other liabilities                                                    --          --           --           --         --
                                                                   -------     -------      -------     --------     ------
   Total liabilities                                                    99         170          108          (77)        98
                                                                   -------     -------      -------     --------     ------

   Minority interests                                                   --          --           --           --         --
   Redeemable OP units at redemption value                              --          --           --           --         --
   Partners' capital - Common OP Units                              27,839      37,426       23,307       16,065     11,424
                                                                   -------     -------      -------     --------     ------
                                                                    27,938      37,596       23,415       15,988     11,522
                                                                   =======     =======      =======     ========     ======



                                                                  MERISTAR    MERISTAR     MERISTAR    MERISTAR     MERISTAR
                                                                   SUB 4H,     SUB 7E,      SUB 3D,     SUB 1A,      SUB 5E,
                                                                    L.P.         LLC         LLC         LLC          LLC
                                                                  -------     -------      -------     --------     ------
ASSETS
   Investments in hotel properties                                  12,462       17,972      22,549      11,318       52,868
   Accumulated depreciation                                         (2,253)      (2,711)     (6,261)     (2,478)      (8,155)
                                                                   -------      -------     -------     --------     ------
   Restricted cash                                                  10,209       15,261      16,288       8,840       44,713
   Investments in and advances to affiliates                            --           --          --          --           --
   Due from subsidiaries                                                --           --          --          --           --
   Note receivable from Interstate Hotels & Resorts                   (738)       5,820       7,409       6,231       14,226
   Prepaid expenses and other assets                                    --           --          --          --           --
   Accounts receivable, net of allowance for doubtful accounts          14            3          --          --            1
   Cash and cash equivalents                                            --           --          --          --           --
                                                                   -------      -------     -------     -------      -------
                                                                     9,485       21,084      23,697      15,071       58,940
                                                                   =======      =======     =======     =======      =======
LIABILITIES AND PARTNERS' CAPITAL

   Long-term debt                                                       --           --          --          --           --
   Notes payable to MeriStar Hospitality Corporation                    --           --          --          --           --
   Accounts payable and accrued expenses                               172           86          61         121          184
   Accrued interest                                                     --           --          --          --           --
   Due to Interstate Hotels & Resorts                                   --           --          --          --           --
   Other liabilities                                                    --           --          --          --           --
                                                                   -------      -------     -------     -------      -------
   Total liabilities                                                   172           86          61         121          184
                                                                   -------      -------     -------     -------      -------

   Minority interests                                                   --           --          --          --           --
   Redeemable OP units at redemption value                              --           --          --          --           --
   Partners' capital - Common OP Units                               9,313       20,998      23,636      14,950       58,756
                                                                   -------      -------     -------     -------      -------
                                                                     9,485       21,084      23,697      15,071       58,940
                                                                   =======      =======     =======     =======      =======

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(DOLLARS IN THOUSANDS)





                                                                    MERISTAR     MERISTAR    MERISTAR     MERISTAR     MERISTAR
                                                                     SUB 7A       SUB 6K,     SUB 2B,      SUB 3A,      SUB 4A,
                                                                 JOINT VENTURE      LLC         LLC         LLC           LLC
                                                                 -------------   --------    --------     --------     --------
ASSETS
  Investments in hotel properties                                    13,161       22,855       9,672       5,740        4,617
  Accumulated depreciation                                           (1,761)      (4,296)     (1,985)       (254)          --
                                                                     ------       ------       -----       -----        -----
                                                                     11,400       18,559       7,687       5,486        4,617

  Restricted cash                                                        --           --          --          --           --
  Investments in and advances to affiliates                              --           --          --          --           --
  Due from subsidiaries                                               4,352       16,890        (804)      1,500        4,097
  Note receivable from Interstate Hotels & Resorts                       --           --          --          --           --
  Prepaid expenses and other assets                                       5           --           1          --           --
  Accounts receivable, net of allowance for doubtful accounts            --           --         (12)         --           --
  Cash and cash equivalents                                              --           --          --          --           --
                                                                     ------       ------       -----       -----        -----
                                                                     15,757       35,449       6,872       6,986        8,714
                                                                     ======       ======       =====       =====        =====
LIABILITIES AND PARTNERS' CAPITAL
  Long-term debt                                                         --           --       4,890          --           --
  Notes payable to MeriStar Hospitality Corporation                      --           --          --          --           --
  Accounts payable and accrued expenses                                 218          122          75         163          346
                                                                     ------       ------       -----       -----        -----
  Accrued interest                                                       --           --          --          --           --
  Due to Interstate Hotels & Resorts                                     --           --          --          --           --
  Other liabilities                                                      --           --          --          --           --
                                                                     ------       ------       -----       -----        -----
    Total liabilities                                                   218          122       4,965         163          346

Minority interests                                                       --           --          --          --           --
 Redeemable OP units at redemption value                                 --           --          --          --           --
 Partners' capital - Common OP Units                                 15,539       35,327       1,907       6,823        8,368
                                                                     ------       ------       -----       -----        -----
                                                                     15,757       35,449       6,872       6,986        8,714
                                                                     ======       ======       =====       =====        =====



                                                                MERISTAR      MERISTAR        MERISTAR        MDV           MERISTAR
                                                                 SUB 4D,       SUB 2A,         SUB 6L,       LIMITED         SUB 5C,
                                                                  LLC           LLC             INC.       PARTNERSHIP         LLC
                                                                --------      --------        --------     -----------      --------
ASSETS
   Investments in hotel properties                                4,037          8,294         29,650          3,838         14,088
   Accumulated depreciation                                          --         (1,464)        (3,354)          (547)        (2,812)
                                                                  -----          -----         ------          -----         ------
                                                                  4,037          6,830         26,296          3,291         11,276

   Restricted cash                                                   --             --             --             --             --
   Investments in and advances to affiliates                         --             --             --             --             --
   Due from subsidiaries                                            (74)          (884)         4,928          2,169            242
   Note receivable from Interstate Hotels & Resorts                  --             --             --             --             --
   Prepaid expenses and other assets                                 21             21             --              9             70
   Accounts receivable, net of allowance for doubtful accounts       --             --             --             --             --
   Cash and cash equivalents                                         --             --             --             --             --
                                                                  -----          -----         ------          -----         ------
                                                                  3,984          5,967         31,224          5,469         11,588
                                                                  =====          =====         ======          =====         ======

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                    --          7,977             --             --             --
   Notes payable to MeriStar Hospitality Corporation                 --             --             --             --             --
   Accounts payable and accrued expenses                            112             65             51             95            866
   Accrued interest                                                  --             --             --             --             --
   Due to Interstate Hotels & Resorts                                --             --             --             --             --
   Other liabilities                                                 --             --             --             --             --
                                                                  -----          -----         ------          -----         ------
   Total liabilities                                                112          8,042             51             95            866
                                                                  -----          -----         ------          -----         ------

   Minority interests                                                --             --             --             --             --
   Redeemable OP units at redemption value                           --             --             --             --             --
   Partners' capital - Common OP Units                            3,872         (2,075)        31,173          5,374         10,722
                                                                  -----          -----         ------          -----         ------
                                                                  3,984          5,967         31,224          5,469         11,588
                                                                  =====          =====         ======          =====         ======

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(DOLLARS IN THOUSANDS)



                                                                    MERISTAR      MERISTAR     MERISTAR    MERISTAR       MERISTAR
                                                                     SUB 6J,       SUB 1D,      SUB 7B,     SUB 7D,        SUB 7G,
                                                                      LLC           L.P.          L.P.        LLC            LLC
                                                                    ------         ------       ------      ------         ------
ASSETS
   Investments in hotel properties                                   19,412         68,456       15,314      52,184         16,620
   Accumulated depreciation                                          (3,208)        (9,754)          --      (8,132)        (4,107)
                                                                     ------         ------       ------      ------         ------
                                                                     16,204         58,702       15,314      44,052         12,513


   Restricted cash                                                       --             --           --          --             --
   Investments in and advances to affiliates                             --             --           --          --             --
   Due from subsidiaries                                              5,957         16,638       (3,681)     21,885            122
   Note receivable from Interstate Hotels & Resorts                      --             --           --          --             --
   Prepaid expenses and other assets                                     45             11           --         309              1
   Accounts receivable, net of allowance for
    doubtful accounts                                                    --             --           --       1,026             --
   Cash and cash equivalents                                             --             --           --          --             --
                                                                     ------         ------       ------      ------         ------
                                                                     22,206         75,351       11,633      67,272         12,636
                                                                     ======         ======       ======      ======         ======
LIABILITIES AND PARTNERS' CAPITAL

   Long-term debt                                                        --             --           --          --             --
   Notes payable to MeriStar Hospitality Corporation                     --             --           --          --             --
   Accounts payable and accrued expenses                               (116)            20        1,148       4,552             37
   Accrued interest                                                      --            117           --          --             --
   Due to Interstate Hotels & Resorts                                    --             --           --        (200)            --
   Other liabilities                                                     --             --           --          --             --
                                                                     ------         ------       ------      ------         ------
   Total liabilities                                                   (116)           137        1,148       4,352             37
                                                                     ------         ------       ------      ------         ------

   Minority interests                                                    --             --           --          --             --
   Redeemable OP units at redemption value                               --             --           --          --             --
   Partners' capital - Common OP Units                               22,322         75,214       10,485      62,920         12,599
                                                                     ------         ------       ------      ------         ------
                                                                     22,206         75,351       11,633      67,272         12,636
                                                                     ======         ======       ======      ======         ======

                                                                  MERISTAR     MERISTAR      MERISTAR       MERISTAR     MERISTAR
                                                                   SUB 6B,      SUB 4I,       SUB 5D,       SUB 5H,       SUB 7H,
                                                                     LLC         L.P.          LLC            LLC           LLC
                                                                  --------     --------      --------       --------     --------
ASSETS
   Investments in hotel properties                                 10,645         3,800        42,013         53,422         5,700
   Accumulated depreciation                                        (1,742)           --        (6,645)        (7,989)           --
                                                                   ------         -----        ------         ------         -----
                                                                    8,903         3,800        35,368         45,433         5,700

   Restricted cash                                                     --            --            --             --            --
   Investments in and advances to affiliates                           --            --        51,368             --            --
   Due from subsidiaries                                            2,423           895        (7,027)         8,773         5,754
   Note receivable from Interstate Hotels & Resorts                    --            --            --             --            --
   Prepaid expenses and other assets                                    3            --            18             --            --
   Accounts receivable, net of allowance for
     doubtful accounts                                                 --            --            --             --            --
   Cash and cash equivalents                                           --            --            --             --            --
                                                                   ------         -----        ------         ------        ------
                                                                   11,329         4,695        79,727         54,206        11,454
                                                                   ======         =====        ======         ======        ======

LIABILITIES AND PARTNERS' CAPITAL

   Long-term debt                                                      --            --        24,000             --            13
   Notes payable to MeriStar Hospitality Corporation                   --            --            --             --            --
   Accounts payable and accrued expenses                              (95)          411           206            146           267
   Accrued interest                                                    --            --            --             --            --
   Due to Interstate Hotels & Resorts                                  --            --            --             --            --
   Other liabilities                                                   --            --            --             --            --
                                                                   ------         -----        ------         ------        ------
   Total liabilities                                                  (95)          411        24,206            146           280
                                                                   ------         -----        ------         ------        ------

   Minority interests                                                  --            --            --             --            --
   Redeemable OP units at redemption value                             --            --            --             --            --
   Partners' capital - Common OP Units                             11,424         4,284        55,521         54,060        11,174
                                                                   ------         -----        ------         ------        ------
                                                                   11,329         4,695        79,727         54,206        11,454
                                                                   ======         =====        ======         ======        ======

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(DOLLARS IN THOUSANDS)




                                                                      AGH          MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                                     PSS I,         SUB 2D,      SUB 4F,      SUB 5K,      SUB 5M,
                                                                      INC.           LLC          L.P.          LLC          LLC
                                                                     ------         ------       ------       ------       ------
ASSETS
   Investments in hotel properties                                    17,855         15,465       31,912       28,057       22,022
   Accumulated depreciation                                           (2,049)        (2,435)      (4,714)      (3,916)      (1,883)
                                                                     ------         ------       ------       ------       ------
                                                                     15,806         13,030       27,198       24,141       20,139

   Restricted cash                                                        --             --           --           --           --
   Investments in and advances to affiliates                              --             --           --           --           --
   Due from subsidiaries                                              10,810            416        4,392         (705)       6,601
   Note receivable from Interstate Hotels & Resorts                       --             --           --           --           --
   Prepaid expenses and other assets                                      --              1           12           --           --
   Accounts receivable, net of allowance for doubtful accounts            --             --           --           --           --
   Cash and cash equivalents                                              --             --           --           --           --
                                                                      ------         ------       ------       ------       ------
                                                                      26,616         13,447       31,602       23,436       26,740
                                                                      ======         ======       ======       ======       ======

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                         --          9,243           --           --           --
   Notes payable to MeriStar Hospitality Corporation                      --             --           --           --           --
   Accounts payable and accrued expenses                                 107             63          399        4,316           48
   Accrued interest                                                       --             --           --           --           --
   Due to Interstate Hotels & Resorts                                     --             --           --           --           --
   Other liabilities                                                      --             --           --           --           --
                                                                      ------         ------       ------       ------       ------
   Total liabilities                                                     107          9,306          399        4,316           48
                                                                      ------         ------       ------       ------       ------

   Minority interests                                                     --             --           --           --           --
   Redeemable OP units at redemption value                                --             --           --           --           --
   Partners' capital - Common OP Units                                26,509          4,141       31,203       19,120       26,692
                                                                      ------         ------       ------       ------       ------
                                                                      26,616         13,447       31,602       23,436       26,740
                                                                      ======         ======       ======       ======       ======







                                                                   MeriStar      MeriStar       MeriStar     MeriStar   MeriStar
                                                                   Sub 1E,        Sub 5O,        Sub 6M      Sub 4B,    Sub 6C,
                                                                     L.P.           LLC          Company       L.P.       LLC
                                                                   --------      --------       --------     --------   --------
ASSETS
   Investments in hotel properties                                  10,457          8,727         32,975        8,265      20,855
   Accumulated depreciation                                         (1,649)          (916)        (4,779)          --      (3,592)
                                                                    ------          -----         ------        -----      ------
                                                                     8,808          7,811         28,196        8,265      17,263

   Restricted cash                                                      --             --             --           --          --
   Investments in and advances to affiliates                            --             --             --           --          --
   Due from subsidiaries                                             7,355          2,486         15,876       (4,592)     10,175
   Note receivable from Interstate Hotels & Resorts                     --             --             --           --          --
   Prepaid expenses and other assets                                    --             --             21           --          --
   Accounts receivable, net of allowance for doubtful accounts          --             --             --           --          --
   Cash and cash equivalents                                            --             --             --           --          --
                                                                    ------          -----         ------        -----      ------
                                                                    16,163         10,297         44,093        3,673      27,438
                                                                    ======          =====         ======        =====      ======

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                       --             --             --           --          --
   Notes payable to MeriStar Hospitality Corporation                    --             --             --           --          --
   Accounts payable and accrued expenses                                13              7           (117)         443        (142)
   Accrued interest                                                     --             --             --           --          --
   Due to Interstate Hotels & Resorts                                   --             --             --           --          --
   Other liabilities                                                    --             --             --           --          --
                                                                    ------          -----         ------        -----      ------
   Total liabilities                                                    13              7           (117)         443        (142)
                                                                    ------          -----         ------        -----      ------

   Minority interests                                                   --             --             --           --          --
   Redeemable OP units at redemption value                              --             --             --           --          --
   Partners' capital - Common OP Units                              16,150         10,290         44,210        3,230      27,580
                                                                    ------          -----         ------        -----      ------
                                                                    16,163         10,297         44,093        3,673      27,438
                                                                    ======          =====         ======        =====      ======


MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(DOLLARS IN THOUSANDS)


                                                                   MERISTAR        MERISTAR    MERISTAR     MERISTAR       MERISTAR
                                                                    SUB 2C,         SUB 4G,    SUB 3B,       SUB 5G,        SUB 5P,
                                                                     LLC             L.P.        LLC           L.P.           LLC
                                                                   --------        --------    --------     --------       --------
ASSETS
  Investments in hotel properties                                    28,658         25,601      8,550        163,237            39
  Accumulated depreciation                                           (5,385)        (4,015)        --        (24,213)          (18)
                                                                     ------         ------     ------        -------         -----
                                                                     23,273         21,586      8,550        139,024            21

  Restricted cash                                                        --             --         --             --            --
  Investments in and advances to affiliates                              --             --         --             --            --
  Due from subsidiaries                                               4,873          7,456      2,201         35,538         1,989
  Note receivable from Interstate Hotels & Resorts                       --             --         --             --            --
  Prepaid expenses and other assets                                       1              9         --              5            --
  Accounts receivable, net of allowance for doubtful accounts            --             --         --             --            --
  Cash and cash equivalents                                              --             --         --             --            --
                                                                     ------         ------     ------        -------         -----
                                                                     28,147         29,051     10,751        174,567         2,010
                                                                     ======         ======     ======        =======         =====

LIABILITIES AND PARTNERS' CAPITAL

  Long-term debt                                                     16,143             --         --             --            --
  Notes payable to MeriStar Hospitality Corporation                      --             --         --             --            --
  Accounts payable and accrued expenses                                 238            558        173            838             4
  Accrued interest                                                       --             --         --             --            --
  Due to Interstate Hotels & Resorts                                     --             --         --             --            --
  Other liabilities                                                      --             --         --             --            --
                                                                     ------         ------     ------        -------         -----
  Total liabilities                                                  16,381            558        173            838             4
                                                                     ------         ------     ------        -------         -----

  Minority interests                                                     --             --         --             --            --
  Redeemable OP units at redemption value                                --             --         --             --            --
  Partners' capital - Common OP Units                                11,766         28,493     10,578        173,729         2,006
                                                                     ------         ------     ------        -------         -----
                                                                     28,147         29,051     10,751        174,567         2,010
                                                                     ======         ======     ======        =======         =====



                                                                   MERISTAR        MERISTAR    MERISTAR     MERISTAR       MERISTAR
                                                                    SUB 5J,         SUB 5Q,     SUB 5A,      SUB 8D,        SUB 4J,
                                                                      LLC            LLC          LLC          LLC            LLC
                                                                   --------        --------    --------     --------       --------
ASSETS
  Investments in hotel properties                                  107,471         16,509         34,981      30,687         38,154
  Accumulated depreciation                                         (13,334)        (1,709)        (9,395)     (5,080)        (5,862)
                                                                   -------         -------      --------     -------        -------
                                                                    94,137         14,800         25,586      25,607         32,292

  Restricted cash                                                       --             --             --          --             --
  Investments in and advances to affiliates                             --             --          4,627          --             --
  Due from subsidiaries                                             17,649          3,274          5,147       6,942          5,438
  Note receivable from Interstate Hotels & Resorts                      --             --             --          --             --
  Prepaid expenses and other assets                                     --             --             --          --              5
  Accounts receivable, net of allowance for doubtful accounts           --             --             --          --            (24)
  Cash and cash equivalents                                             --             --             --          --             --
                                                                   -------         -------      --------     -------        -------
                                                                   111,786         18,074         35,360      32,549         37,711
                                                                   =======         =======      ========     =======        =======

LIABILITIES AND PARTNERS' CAPITAL

  Long-term debt                                                        --             --         23,609          --             --
  Notes payable to MeriStar Hospitality Corporation                     --             --             --          --             --
  Accounts payable and accrued expenses                                453           (122)            (3)       (117)           171
  Accrued interest                                                      --             --             --          --             --
  Due to Interstate Hotels & Resorts                                    --             --             --          --             --
  Other liabilities                                                     --             --             --          --             --
                                                                   -------         -------      --------     -------        -------
  Total liabilities                                                    453           (122)        23,606        (117)           171
                                                                   -------         -------      --------     -------        -------

  Minority interests                                                    --             --             --          --             --
  Redeemable OP units at redemption value                               --             --             --          --             --
  Partners' capital - Common OP Units                              111,333         18,196         11,754      32,666         37,540
                                                                   -------         -------      --------     -------        -------
                                                                   111,786         18,074         35,360      32,549         37,711
                                                                   =======         =======      ========     =======        =======

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(DOLLARS IN THOUSANDS)


                                                                   MERISTAR       GUARANTOR
                                                                    HOTEL       SUBSIDIARIES        ELIMINATIONS         TOTAL
                                                                 LESSEE, INC.      TOTAL                              CONSOLIDATED
                                                                 ------------   ------------        ------------      ------------
ASSETS
  Investments in hotel properties                                   2,252         1,536,518                 --        $ 3,020,909
  Accumulated depreciation                                         (2,219)         (231,359)                --           (460,972)
                                                                   ------         ---------         ----------        -----------
                                                                       33         1,305,159                 --          2,559,937

  Restricted cash                                                      --               115                 --             20,365
  Investments in and advances to affiliates                         1,630            60,828         (2,617,743)            41,714
  Due from subsidiaries                                             5,245           398,815                 --                 --
  Note receivable from Interstate Hotels & Resorts                     --                --           (108,605)            42,052
  Prepaid expenses and other assets                                15,759            16,436                 --             39,197
  Accounts receivable, net of allowance for doubtful accounts      42,400            43,571                 --             56,828
  Cash and cash equivalents                                        12,517            12,517                 --             33,889
                                                                   ------         ---------         ----------        -----------
                                                                   77,584         1,837,441         (2,726,348)       $ 2,793,982
                                                                   ======         =========         ==========        ===========

LIABILITIES AND PARTNERS' CAPITAL

  Long-term debt                                                    21,397           107,320           (108,605)         1,296,597
  Notes payable to MeriStar Hospitality Corporation                     --                --                 --            357,505
  Accounts payable and accrued expenses                             58,595            79,359                 --            104,677
  Accrued interest                                                     107               224                 --             52,907
  Due to Interstate Hotels & Resorts                                10,328            10,128                 --             10,500
  Other liabilities                                                 11,376            11,376                 --             15,967
                                                                   -------           -------           --------          ---------
  Total liabilities                                                101,803           208,407           (108,605)         1,838,153
                                                                   -------           -------           --------          ---------

  Minority interests                                                    --                --                 --              2,624
  Redeemable OP units at redemption value                               --                --                 --             38,205
  Partners' capital - Common OP Units                              (24,219)        1,629,034         (2,617,743)           915,000
                                                                    ------         ---------         ----------        -----------
                                                                    77,584         1,837,441         (2,726,348)       $ 2,793,982
                                                                    ======         =========         ==========        ===========

MeriStar Hospitality Operating Partnership, L.P.
Consolidating Statement of Operations
Three months ended June 30, 2003
(Dollars in thousands)

                                                        MeriStar        Non-          MeriStar        AGH         MeriStar
                                                      Hospitality     Guarantor        Sub 7C,       Upreit,       Sub 5N,
                                                        OP, L.P.     Subsidiaries       LLC           LLC           LLC
                                                      -----------    ------------      -------       -------       --------
 Revenue:
 Hotel operations:
   Rooms                                                      --             --             --            --            --
   Food and beverage                                          --             --             --            --            --
   Other hotel operations                                     --             --             --            --            --
 Office rental, parking and other revenues                 2,158          1,719             --            --            --
 Participating lease revenue                                  --         31,088             --            --           234
                                                        --------       --------       --------      --------      --------
Total revenue                                              2,158         32,807             --            --           234
                                                        --------       --------       --------      --------      --------
Hotel operating expenses:
   Rooms                                                      --             --             --            --            --
   Food and beverage                                          --             --             --            --            --
   Other hotel operating expenses                             --             --             --            --            --
 Office rental, parking and other expenses                    --            525             --            --            --
Other operating expenses:
   General and administrative                              3,185           (261)            --            --            --
   Property operating costs                                   --             --             --            --            --
   Depreciation and amortization                           2,858         12,790             --            --            35
   Loss on asset impairments                                  --        115,941             --            --            --
   Property taxes, insurance and other                     1,337          6,019             --            --            25
                                                        --------       --------       --------      --------      --------
 Operating expenses                                        7,380        135,014             --            --            60
                                                        --------       --------       --------      --------      --------
 Operating (loss) income                                  (5,222)      (102,207)            --            --           174
 Interest expense, net                                    25,285          6,950             --            --            --
 Equity in income from consolidated entities             186,138             --             --            --            --
                                                        --------       --------       --------      --------      --------
 (Loss) income before minority interests,
   income tax expense, and discontinued operations      (216,645)      (109,157)            --            --           174
 Minority interests                                            5             --             --            --            --
 Income tax expense                                          (21)            --             --            --            --
                                                        --------       --------       --------      --------      --------
 (Loss) income from continuing operations               (216,661)      (109,157)            --            --           174
 Discontinued operations:
 (Loss) income from discontinued operations
   before tax benefit                                         --            199             --            --            --
      Income tax benefit                                       2             --             --            --            --
                                                        --------       --------       --------      --------      --------
   (Loss) income on discontinued operations                    2            199             --            --            --
                                                        --------       --------       --------      --------      --------
 Net (loss) income                                      (216,659)      (108,958)            --            --           174
                                                        ========       ========       ========      ========      ========


                                                        MeriStar       MeriStar       MeriStar      MeriStar      MeriStar
                                                         SUB 8A,        Sub 8F,        Sub 8G,       Sub 6H,       Sub 8B,
                                                          LLC            L.P.           LLC           L.P.          LLC
                                                      -----------    ------------      -------       -------       --------
 Revenue:
 Hotel operations:
   Rooms                                                      --            --            --            --            --
   Food and beverage                                          --            --            --            --            --
   Other hotel operations                                     --            --            --            --            --
 Office rental, parking and other revenues                    --            --            --            --            --
 Participating lease revenue                                  --           586            --           313         1,818
                                                        --------       --------       --------      --------      --------
Total revenue                                                 --           586            --           313         1,818
                                                        --------       --------       --------      --------      --------
Hotel operating expenses:
   Rooms                                                      --            --            --            --            --
   Food and beverage                                          --            --            --            --            --
   Other hotel operating expenses                             --            --            --            --            --
 Office rental, parking and other expenses                    --            --            --            --            --
Other operating expenses:
   General and administrative                                 --            --            --            --            --
   Property operating costs                                   --            --            --            --            --
   Depreciation and amortization                              --           146            --           144           610
   Loss on asset impairments                                  --            --            --            --            --
   Property taxes, insurance and other                        --            99            --            23           346
                                                        --------       --------       --------      --------      --------
 Operating expenses                                           --           245            --           167           956
                                                        --------       --------       --------      --------      --------
 Operating (loss) income                                      --           341            --           146           862
 Interest expense, net                                        --            --            --            --            --
 Equity in income from consolidated entities                  --            --            --            --            --
                                                        --------       --------       --------      --------      --------
 (Loss) income before minority interests,
   income tax expense, and discontinued operations            --           341            --           146           862
 Minority interests                                           --            --            --            --            --
 Income tax expense                                           --            --            --            --            --
                                                        --------       --------       --------      --------      --------
 (Loss) income from continuing operations                     --           341            --           146           862
 Discontinued operations:
 (Loss) income from discontinued operations
   before tax benefit                                         --            --            --            --            --
      Income tax benefit                                      --            --            --            --            --
                                                        --------       --------       --------      --------      --------
   (Loss) income on discontinued operations                   --            --            --            --            --
                                                        --------       --------       --------      --------      --------
 Net (loss) income                                            --           341            --           146           862
                                                        ========       ========       ========      ========      ========

MeriStar Hospitality Operating Partnership, L.P.
Consolidating Statement of Operations
Three months ended June 30, 2003
(Dollars in thousands)

                                                        MeriStar       MeriStar       MeriStar      MeriStar      MeriStar
                                                         Sub 1C,        Sub 8E,        Sub 7F,       Sub 5L,       Sub 3C,
                                                          L.P.           LLC            LLC           LLC           LLC
                                                        --------       --------       --------      --------      --------
 Revenue:
 Hotel operations:
   Rooms                                                      --             --            --             --            --
   Food and beverage                                          --             --            --             --            --
   Other hotel operations                                     --             --            --             --            --
 Office rental, parking and other revenues                    --              5            --             --            --
 Participating lease revenue                                 308            362           226            228           375
                                                        --------       --------       --------      --------      --------
Total revenue                                                308            367           226            228           375
                                                        --------       --------       --------      --------      --------
Hotel operating expenses:
   Rooms                                                      --             --            --             --            --
   Food and beverage                                          --             --            --             --            --
   Other hotel operating expenses                             --             --            --             --            --
 Office rental, parking and other expenses                    --             --            --             --            --
Other operating expenses:
   General and administrative                                 --             --            --             --            --
   Property operating costs                                   --             --            --             --            --
   Depreciation and amortization                             254            145           114             35           177
   Loss on asset impairments                                  --             --         1,637             --            --
   Property taxes, insurance and other                       132             54            41             37            99
                                                        --------       --------       --------      --------      --------
 Operating expenses                                          386            199         1,792             72           276
                                                        --------       --------       --------      --------      --------
 Operating (loss) income                                     (78)           168        (1,566)           156            99
 Interest expense, net                                        --             --            --             --            --
 Equity in income from consolidated entities                  --             --            --             --            --
                                                        --------       --------       --------      --------      --------
 (Loss) income before minority interests,
   income tax expense, and discontinued operations           (78)           168        (1,566)           156            99
 Minority interests                                           --             --            --             --            --
 Income tax expense                                           --             --            --             --            --
                                                        --------       --------       --------      --------      --------
 (Loss) income from continuing operations                    (78)           168        (1,566)           156            99
 Discontinued operations:
 (Loss) income from discontinued operations
   before tax benefit                                         --             --            --             --            --
      Income tax benefit                                      --             --            --             --            --
                                                        --------       --------       --------      --------      --------
   (Loss) income on discontinued operations                   --             --            --             --            --
                                                        --------       --------       --------      --------      --------
 Net (loss) income                                           (78)           168        (1,566)           156            99
                                                        ========       ========       ========      ========      ========

                                                        MeriStar       MeriStar       MeriStar      MeriStar      MeriStar
                                                         Sub 5R,        Sub 6D,        Sub 6E,       Sub 4E,       Sub 1B,
                                                          LLC            LLC            LLC           L.P.          LLC
                                                        --------       --------       --------      --------      --------
 Revenue:
 Hotel operations:
   Rooms                                                      --            --            --            --             --
   Food and beverage                                          --            --            --            --             --
   Other hotel operations                                     --            --            --            --             --
 Office rental, parking and other revenues                    --             4            --             2              1
 Participating lease revenue                                  --           531         1,483           352            684
                                                        --------       --------       --------      --------      --------
Total revenue                                                 --           535         1,483           354            685
                                                        --------       --------       --------      --------      --------
Hotel operating expenses:
   Rooms                                                      --            --            --            --             --
   Food and beverage                                          --            --            --            --             --
   Other hotel operating expenses                             --            --            --            --             --
 Office rental, parking and other expenses                    --            --            --            --             --
Other operating expenses:
   General and administrative                                 --            --            --            --             --
   Property operating costs                                   --            --            --            --             --
   Depreciation and amortization                              --           136           408           210            141
   Loss on asset impairments                                  --            --            --        14,611             --
   Property taxes, insurance and other                        --            80           161           112             48
                                                        --------       --------       --------      --------      --------
 Operating expenses                                           --           216           569        14,933            189
                                                        --------       --------       --------      --------      --------
 Operating (loss) income                                      --           319           914       (14,579)           496
 Interest expense, net                                        --            --            --            --             --
 Equity in income from consolidated entities                  --            --            --            --             --
                                                        --------       --------       --------      --------      --------
 (Loss) income before minority interests,
   income tax expense, and discontinued operations            --           319           914       (14,579)           496
 Minority interests                                           --            --            --            --             --
 Income tax expense                                           --            --            --            --             --
                                                        --------       --------       --------      --------      --------
 (Loss) income from continuing operations                     --           319           914       (14,579)           496
 Discontinued operations:
 (Loss) income from discontinued operations
   before tax benefit                                         --            --            --            --             --
      Income tax benefit                                      --            --            --            --             --
                                                        --------       --------       --------      --------      --------
   (Loss) income on discontinued operations                   --            --            --            --             --
                                                        --------       --------       --------      --------      --------
 Net (loss) income                                            --           319           914       (14,579)           496
                                                        ========       ========       ========      ========      ========

MeriStar Hospitality Operating Partnership, L.P.
Consolidating Statement of Operations
Three months ended June 30, 2003
(Dollars in thousands)

                                                        MeriStar       MeriStar       MeriStar      MeriStar      MeriStar
                                                         Sub 5F,        Sub 6G,        Sub 8C,       Sub 4C,       Sub 4H,
                                                          L.P.           LLC            LLC           L.P.          L.P.
                                                        --------       --------       --------      --------      --------
 Revenue:
 Hotel operations:
   Rooms                                                      --             --            --             --            --
   Food and beverage                                          --             --            --             --            --
   Other hotel operations                                     --             --            --             --            --
 Office rental, parking and other revenues                    --             --             1             --            --
 Participating lease revenue                                 761            732           500             --            86
                                                        --------       --------       --------      --------      --------
Total revenue                                                761            732           501             --            86
                                                        --------       --------       --------      --------      --------
Hotel operating expenses:
   Rooms                                                      --             --            --             --            --
   Food and beverage                                          --             --            --             --            --
   Other hotel operating expenses                             --             --            --             --            --
 Office rental, parking and other expenses                    --             --            --             --            --
Other operating expenses:
   General and administrative                                 --             --            --             --            --
   Property operating costs                                   --             --            --             --            --
   Depreciation and amortization                             267            215           177             --           132
   Loss on asset impairments                               7,231             --         1,086             --         5,187
   Property taxes, insurance and other                        99            101           173             --            52
                                                        --------       --------       --------      --------      --------
 Operating expenses                                        7,597            316         1,436             --         5,371
                                                        --------       --------       --------      --------      --------
 Operating (loss) income                                  (6,836)           416          (935)            --        (5,285)
 Interest expense, net                                        --             --            --             --            --
 Equity in income from consolidated entities                  --             --            --             --            --
                                                        --------       --------       --------      --------      --------
 (Loss) income before minority interests,
   income tax expense, and discontinued operations        (6,836)           416          (935)            --        (5,285)
 Minority interests                                           --             --            --             --            --
 Income tax expense                                           --             --            --             --            --
                                                        --------       --------       --------      --------      --------
 (Loss) income from continuing operations                 (6,836)           416          (935)            --        (5,285)
 Discontinued operations:
 (Loss) income from discontinued operations
   before tax benefit                                         --             --            --             --            --
      Income tax benefit                                      --             --            --             --            --
                                                        --------       --------       --------      --------      --------
   (Loss) income on discontinued operations                   --             --            --             --            --
                                                        --------       --------       --------      --------      --------
 Net (loss) income                                        (6,836)           416          (935)            --        (5,285)
                                                        ========       ========       ========      ========      ========

                                                                                                                  MeriStar
                                                        MeriStar       MeriStar       MeriStar      MeriStar      Sub 7A
                                                         Sub 7E,        Sub 3D,        Sub 1A,       Sub 5E,       Joint
                                                          LLC            LLC            LLC           LLC         Venture
                                                        --------       --------       --------      --------      --------
 Revenue:
 Hotel operations:
   Rooms                                                      --            --            --            --            --
   Food and beverage                                          --            --            --            --            --
   Other hotel operations                                     --            --            --            --            --
 Office rental, parking and other revenues                    --             1            --            --            --
 Participating lease revenue                                 337           352           446         1,698           300
                                                        --------       --------       --------      --------      --------
Total revenue                                                337           353           446         1,698           300
                                                        --------       --------       --------      --------      --------
Hotel operating expenses:
   Rooms                                                      --            --            --            --            --
   Food and beverage                                          --            --            --            --            --
   Other hotel operating expenses                             --            --            --            --            --
 Office rental, parking and other expenses                    --            --            --            --            --
Other operating expenses:
   General and administrative                                 --            --            --            --            --
   Property operating costs                                   --            --            --            --            --
   Depreciation and amortization                             154           195           112           478           108
   Loss on asset impairments                                  --            --            --            --         5,478
   Property taxes, insurance and other                        50            58           105           100            30
                                                        --------       --------       --------      --------      --------
 Operating expenses                                          204           253           217           578         5,616
                                                        --------       --------       --------      --------      --------
 Operating (loss) income                                     133           100           229         1,120        (5,316)
 Interest expense, net                                        --            --            --            --            --
 Equity in income from consolidated entities                  --            --            --            --            --
                                                        --------       --------       --------      --------      --------
 (Loss) income before minority interests,
   income tax expense, and discontinued operations           133           100           229         1,120        (5,316)
 Minority interests                                           --            --            --            --            --
 Income tax expense                                           --            --            --            --            --
                                                        --------       --------       --------      --------      --------
 (Loss) income from continuing operations                    133           100           229         1,120        (5,316)
 Discontinued operations:
 (Loss) income from discontinued operations
   before tax benefit                                         --            --            --            --            --
      Income tax benefit                                      --            --            --            --            --
                                                        --------       --------       --------      --------      --------
   (Loss) income on discontinued operations                   --            --            --            --            --
                                                        --------       --------       --------      --------      --------
 Net (loss) income                                           133           100           229         1,120        (5,316)
                                                        ========       ========       ========      ========      ========

MeriStar Hospitality Operating Partnership, L.P.
Consolidating Statement of Operations
Three months ended June 30, 2003
(Dollars in thousands)

                                                        MeriStar       MeriStar       MeriStar      MeriStar      MeriStar
                                                         Sub 6K,        Sub 2B,        Sub 3A,       Sub 4A,       Sub 4D,
                                                          LLC             LLC            LLC           LLC           LLC
                                                        --------       --------       --------      --------      --------
 Revenue:
 Hotel operations:
   Rooms                                                      --            --             --             --             --
   Food and beverage                                          --            --             --             --             --
   Other hotel operations                                     --            --             --             --             --
 Office rental, parking and other revenues                    --            --             --             --             --
 Participating lease revenue                               1,088           112            146            256             --
                                                        --------       --------       --------      --------       --------
Total revenue                                              1,088           112            146            256             --
                                                        --------       --------       --------      --------       --------
Hotel operating expenses:
   Rooms                                                      --            --             --             --             --
   Food and beverage                                          --            --             --             --             --
   Other hotel operating expenses                             --            --             --             --             --
 Office rental, parking and other expenses                    --            --             --             --             --
Other operating expenses:
   General and administrative                                 --            --             --             --             --
   Property operating costs                                   --            --             --             --             --
   Depreciation and amortization                             184           100             65             --             --
   Loss on asset impairments                                  --           990          1,497          1,455             --
   Property taxes, insurance and other                        96            40             27             93             --
                                                        --------       --------       --------      --------       --------
 Operating expenses                                          280         1,130          1,589          1,548             --
                                                        --------       --------       --------      --------       --------
 Operating (loss) income                                     808        (1,018)        (1,443)        (1,292)            --
 Interest expense, net                                        --           118             --             --             --
 Equity in income from consolidated entities                  --            --             --             --             --
                                                        --------       --------       --------      --------       --------
 (Loss) income before minority interests,
   income tax expense, and discontinued operations           808        (1,136)        (1,443)        (1,292)            --
 Minority interests                                           --            --             --             --             --
 Income tax expense                                           --            --             --             --             --
                                                        --------       --------       --------      --------       --------
 (Loss) income from continuing operations                    808        (1,136)        (1,443)        (1,292)            --
 Discontinued operations:
 (Loss) income from discontinued operations
   before tax benefit                                         --            --             --             --             30
      Income tax benefit                                      --            --             --             --             --
                                                        --------       --------       --------      --------       --------
   (Loss) income on discontinued operations                   --            --             --             --             30
                                                        --------       --------       --------      --------       --------
 Net (loss) income                                           808        (1,136)        (1,443)        (1,292)            30
                                                        ========       ========       ========      ========       ========

                                                        MeriStar       MeriStar         MDV         MeriStar      MeriStar
                                                         Sub 2A,        Sub 6L,        Limited       Sub 5C,       Sub 6J,
                                                           LLC            LLC        Partnership       LLC           LLC
                                                        --------       --------       --------      --------      --------
 Revenue:
 Hotel operations:
   Rooms                                                      --             --             --            --             --
   Food and beverage                                          --             --             --            --             --
   Other hotel operations                                     --             --             --            --             --
 Office rental, parking and other revenues                    --             --             --            --             --
 Participating lease revenue                                 126            404            127           404            589
                                                        --------       --------       --------      --------       --------
Total revenue                                                126            404            127           404            589
                                                        --------       --------       --------      --------       --------
Hotel operating expenses:
   Rooms                                                      --             --             --            --             --
   Food and beverage                                          --             --             --            --             --
   Other hotel operating expenses                             --             --             --            --             --
 Office rental, parking and other expenses                    --             --             --            --             --
Other operating expenses:
   General and administrative                                 --             --             --            --             --
   Property operating costs                                   --             --             --            --             --
   Depreciation and amortization                              80            223             34           136            144
   Loss on asset impairments                                 847         13,286             --         1,347             --
   Property taxes, insurance and other                        50             54             36           112             65
                                                        --------       --------       --------      --------       --------
 Operating expenses                                          977         13,563             70         1,595            209
                                                        --------       --------       --------      --------       --------
 Operating (loss) income                                    (851)       (13,159)            57        (1,191)           380
 Interest expense, net                                       193             --             --            --             (1)
 Equity in income from consolidated entities                  --             --             --            --             --
                                                        --------       --------       --------      --------       --------
 (Loss) income before minority interests,
   income tax expense, and discontinued operations        (1,044)       (13,159)            57        (1,191)           381
 Minority interests                                           --             --             --            --             --
 Income tax expense                                           --             --             --            --             --
                                                        --------       --------       --------      --------       --------
 (Loss) income from continuing operations                 (1,044)       (13,159)            57        (1,191)           381
 Discontinued operations:
 (Loss) income from discontinued operations
   before tax benefit                                         --             --             --            --             --
      Income tax benefit                                      --             --             --            --             --
                                                        --------       --------       --------      --------       --------
   (Loss) income on discontinued operations                   --             --             --            --             --
                                                        --------       --------       --------      --------       --------
 Net (loss) income                                        (1,044)       (13,159)            57        (1,191)           381
                                                        ========       ========       ========      ========       ========

MeriStar Hospitality Operating Partnership, L.P.
Consolidating Statement of Operations
Three months ended June 30, 2003
(Dollars in thousands)

                                                        MeriStar       MeriStar       MeriStar      MeriStar      MeriStar
                                                         Sub 1D,        Sub 7B,        Sub 7D,       Sub 7G,       Sub 6B,
                                                          L.P.           L.P.           LLC           LLC           LLC
                                                        --------       --------       --------      --------      --------
 Revenue:
 Hotel operations:
   Rooms                                                      --             --             --             --             --
   Food and beverage                                          --             --             --             --             --
   Other hotel operations                                     --             --             --             --             --
 Office rental, parking and other revenues                   (73)            --           (358)            --             --
 Participating lease revenue                               1,241            402          2,240            150            325
                                                        --------       --------       --------        --------      --------
Total revenue                                              1,168            402          1,882            150            325
                                                        --------       --------       --------        --------      --------
Hotel operating expenses:
   Rooms                                                      --             --             --             --             --
   Food and beverage                                          --             --             --             --             --
   Other hotel operating expenses                             --             --             --             --             --
 Office rental, parking and other expenses                     5             --            (11)            --             --
Other operating expenses:
   General and administrative                                 25             --            177             --             --
   Property operating costs                                   --             --             --             --             --
   Depreciation and amortization                             570            161            441            130            116
   Loss on asset impairments                                  --          2,394             --            867             --
   Property taxes, insurance and other                       448            182            564             54             50
                                                        --------       --------       --------        --------      --------
 Operating expenses                                        1,048          2,737          1,171          1,051            166
                                                        --------       --------       --------        --------      --------
 Operating (loss) income                                     120         (2,335)           711           (901)           159
 Interest expense, net                                        --             --             --             --             --
 Equity in income from consolidated entities                  --             --             --             --             --
                                                        --------       --------       --------        --------      --------
 (Loss) income before minority interests,
   income tax expense, and discontinued operations           120         (2,335)           711           (901)           159
 Minority interests                                           --             --             --             --             --
 Income tax expense                                           --             --             --             --             --
                                                        --------       --------       --------        --------      --------
 (Loss) income from continuing operations                    120         (2,335)           711           (901)           159
 Discontinued operations:
 (Loss) income from discontinued operations
   before tax benefit                                         --             --             --             --             --
      Income tax benefit                                      --             --             --             --             --
                                                        --------       --------       --------        --------      --------
   (Loss) income on discontinued operations                   --             --             --             --             --
                                                        --------       --------       --------        --------      --------
 Net (loss) income                                           120         (2,335)           711           (901)           159
                                                        ========       ========       ========        ========      ========

                                                        MeriStar       MeriStar       MeriStar      MeriStar         AGH
                                                         Sub 4I,        Sub 5D,        Sub 5H,       Sub 7H,        PSS I,
                                                          L.P.            LLC            LLC           LLC           Inc.
                                                        --------       --------       --------      --------      --------
 Revenue:
 Hotel operations:
   Rooms                                                      --             --             --             --             --
   Food and beverage                                          --             --             --             --             --
   Other hotel operations                                     --             --             --             --             --
 Office rental, parking and other revenues                    --             --             --             --             --
 Participating lease revenue                                  20            549            867            324            575
                                                        --------       --------       --------        --------      --------
Total revenue                                                 20            549            867            324            575
                                                        --------       --------       --------        --------      --------
Hotel operating expenses:
   Rooms                                                      --             --             --             --             --
   Food and beverage                                          --             --             --             --             --
   Other hotel operating expenses                             --             --             --             --             --
 Office rental, parking and other expenses                    --             --             --             --             --
Other operating expenses:
   General and administrative                                 --             --             --             --             --
   Property operating costs                                   --             --             --             --             --
   Depreciation and amortization                              72            365            505             46             --
   Loss on asset impairments                               1,259             --         18,075          1,383          1,787
   Property taxes, insurance and other                        62             54            217            127            134
                                                        --------       --------       --------        --------      --------
 Operating expenses                                        1,393            419         18,797          1,556          1,921
                                                        --------       --------       --------        --------      --------
 Operating (loss) income                                  (1,373)           130        (17,930)        (1,232)        (1,346)
 Interest expense, net                                        --            316             --             --             --
 Equity in income from consolidated entities                  --             --             --             --             --
                                                        --------       --------       --------        --------      --------
 (Loss) income before minority interests,
   income tax expense, and discontinued operations        (1,373)          (186)       (17,930)        (1,232)        (1,346)
 Minority interests                                           --             --             --             --             --
 Income tax expense                                           --             --             --             --             --
                                                        --------       --------       --------        --------      --------
 (Loss) income from continuing operations                 (1,373)          (186)       (17,930)        (1,232)        (1,346)
 Discontinued operations:
 (Loss) income from discontinued operations
   before tax benefit                                         --             --             --             --             --
      Income tax benefit                                      --             --             --             --             --
                                                        --------       --------       --------        --------      --------
   (Loss) income on discontinued operations                   --             --             --             --             --
                                                        --------       --------       --------        --------      --------
 Net (loss) income                                        (1,373)          (186)       (17,930)        (1,232)        (1,346)
                                                        ========       ========       ========        ========      ========

MeriStar Hospitality Operating Partnership, L.P.
Consolidating Statement of Operations
Three months ended June 30, 2003
(Dollars in thousands)

                                                        MeriStar       MeriStar       MeriStar      MeriStar      MeriStar
                                                         Sub 2D,        Sub 4F,        Sub 5K,       Sub 5M,       Sub 1E,
                                                           LLC            L.P.           LLC           LLC           L.P.
                                                        --------       --------       --------      --------      --------
 Revenue:
 Hotel operations:
   Rooms                                                      --             --            --            --            --
   Food and beverage                                          --             --            --            --            --
   Other hotel operations                                     --             --            --            --            --
 Office rental, parking and other revenues                    --              4            --            --            --
 Participating lease revenue                                 352            455           632           429           421
                                                        --------       --------       --------      --------      --------
Total revenue                                                352            459           632           429           421
                                                        --------       --------       --------      --------      --------
Hotel operating expenses:
   Rooms                                                      --             --            --            --            --
   Food and beverage                                          --             --            --            --            --
   Other hotel operating expenses                             --             --            --            --            --
 Office rental, parking and other expenses                    --             --            --            --            --
Other operating expenses:
   General and administrative                                 --             --            --            --            --
   Property operating costs                                   --             --            --            --            --
   Depreciation and amortization                             107            277           322           118            79
   Loss on asset impairments                               1,035             --            --            --            --
   Property taxes, insurance and other                        74             87            93            65            42
                                                        --------       --------       --------      --------      --------
 Operating expenses                                        1,216            364           415           183           121
                                                        --------       --------       --------      --------      --------
 Operating (loss) income                                    (864)            95           217           246           300
 Interest expense, net                                       223             --            --            --            --
 Equity in income from consolidated entities                  --             --            --            --            --
                                                        --------       --------       --------      --------      --------
 (Loss) income before minority interests,
   income tax expense, and discontinued operations        (1,087)            95           217           246           300
 Minority interests                                           --             --            --            --            --
 Income tax expense                                           --             --            --            --            --
                                                        --------       --------       --------      --------      --------
 (Loss) income from continuing operations                 (1,087)            95           217           246           300
 Discontinued operations:
 (Loss) income from discontinued operations
   before tax benefit                                         --             --            --            --            --
      Income tax benefit                                      --             --            --            --            --
                                                        --------       --------       --------      --------      --------
   (Loss) income on discontinued operations                   --             --            --            --            --
                                                        --------       --------       --------      --------      --------
 Net (loss) income                                        (1,087)            95           217           246           300
                                                        ========       ========       ========      ========      ========

                                                        MeriStar       MeriStar       MeriStar      MeriStar      MeriStar
                                                         Sub 5O,        Sub 6M         Sub 4B,       Sub 6C,       Sub 2C,
                                                           LLC         Company           L.P.          LLC           LLC
                                                        --------       --------       --------      --------      --------
 Revenue:
 Hotel operations:
   Rooms                                                      --            --            --             --            --
   Food and beverage                                          --            --            --             --            --
   Other hotel operations                                     --            --            --             --            --
 Office rental, parking and other revenues                    --            --            --              1             4
 Participating lease revenue                                 200         1,160            45            753           388
                                                        --------       --------       --------      --------      --------
Total revenue                                                200         1,160            45            754           392
                                                        --------       --------       --------      --------      --------
Hotel operating expenses:
   Rooms                                                      --            --            --             --            --
   Food and beverage                                          --            --            --             --            --
   Other hotel operating expenses                             --            --            --             --            --
 Office rental, parking and other expenses                    --            --            --             --            --
Other operating expenses:
   General and administrative                                 --            --            --             --            --
   Property operating costs                                   --            --            --             --            --
   Depreciation and amortization                              57           308           132            193           234
   Loss on asset impairments                                  --            --           264             --         1,973
   Property taxes, insurance and other                        26            82            65             56           140
                                                        --------       --------       --------      --------      --------
 Operating expenses                                           83           390           461            249         2,347
                                                        --------       --------       --------      --------      --------
 Operating (loss) income                                     117           770          (416)           505        (1,955)
 Interest expense, net                                        --            --            --             --           391
 Equity in income from consolidated entities                  --            --            --             --            --
                                                        --------       --------       --------      --------      --------
 (Loss) income before minority interests,
   income tax expense, and discontinued operations           117           770          (416)           505        (2,346)
 Minority interests                                           --            --            --             --            --
 Income tax expense                                           --            --            --             --            --
                                                        --------       --------       --------      --------      --------
 (Loss) income from continuing operations                    117           770          (416)           505        (2,346)
 Discontinued operations:
 (Loss) income from discontinued operations
   before tax benefit                                         --            --            --             --            --
      Income tax benefit                                      --            --            --             --            --
                                                        --------       --------       --------      --------      --------
   (Loss) income on discontinued operations                   --            --            --             --            --
                                                        --------       --------       --------      --------      --------
 Net (loss) income                                           117           770          (416)           505        (2,346)
                                                        ========       ========       ========      ========      ========

MeriStar Hospitality Operating Partnership, L.P.
Consolidating Statement of Operations
Three months ended June 30, 2003
(Dollars in thousands)

                                                        MeriStar       MeriStar       MeriStar      MeriStar      MeriStar
                                                         Sub 4G,        Sub 3B,        Sub 5G,       Sub 5P,       Sub 5J,
                                                          L.P.            LLC            L.P.          LLC           LLC
                                                        --------       --------       --------      --------      --------
 Revenue:
 Hotel operations:
   Rooms                                                      --             --             --            --            --
   Food and beverage                                          --             --             --            --            --
   Other hotel operations                                     --             --             --            --            --
 Office rental, parking and other revenues                    --             --             16            --            --
 Participating lease revenue                                 498             --          2,267           505         2,676
                                                        --------       --------       --------      --------      --------
Total revenue                                                498             --          2,283           505         2,676
                                                        --------       --------       --------      --------      --------
Hotel operating expenses:
   Rooms                                                      --             --             --            --            --
   Food and beverage                                          --             --             --            --            --
   Other hotel operating expenses                             --             --             --            --            --
 Office rental, parking and other expenses                    --             --             --            --            --
Other operating expenses:
   General and administrative                                 --             --             --            --            --
   Property operating costs                                   --             --             --            --            --
   Depreciation and amortization                             223             --          1,573             1           870
   Loss on asset impairments                               8,000             --             --            --            --
   Property taxes, insurance and other                       165             --            474             1           369
                                                        --------       --------       --------      --------      --------
 Operating expenses                                        8,388             --          2,047             2         1,239
                                                        --------       --------       --------      --------      --------
 Operating (loss) income                                  (7,890)            --            236           503         1,437
 Interest expense, net                                        --             --             --            --            --
 Equity in income from consolidated entities                  --             --             --            --            --
                                                        --------       --------       --------      --------      --------
 (Loss) income before minority interests,
   income tax expense, and discontinued operations        (7,890)            --            236           503         1,437
 Minority interests                                           --             --             --            --            --
 Income tax expense                                           --             --             --            --            --
                                                        --------       --------       --------      --------      --------
 (Loss) income from continuing operations                 (7,890)            --            236           503         1,437
 Discontinued operations:
 (Loss) income from discontinued operations
   before tax benefit                                         --           (392)            --            --            --
      Income tax benefit                                      --             --             --            --            --
                                                        --------       --------       --------      --------      --------
   (Loss) income on discontinued operations                   --           (392)            --            --            --
                                                        --------       --------       --------      --------      --------
 Net (loss) income                                        (7,890)          (392)           236           503         1,437
                                                        ========       ========       ========      ========      ========

                                                        MeriStar       MeriStar       MeriStar      MeriStar      MeriStar
                                                         Sub 5Q,        Sub 5R,        Sub 8D,       Sub 4J,        Hotel
                                                          LLC            LLC            LLC            LLC       Lessee, Inc.
                                                        --------       --------       --------      --------      --------
 Revenue:
 Hotel operations:
   Rooms                                                      --            --            --            --        164,393
   Food and beverage                                          --            --            --            --         68,496
   Other hotel operations                                     --            --            --            --         21,693
 Office rental, parking and other revenues                    --            27            --           (51)            --
 Participating lease revenue                                 585         1,288           595           905             --
                                                        --------       --------       --------      --------      --------
Total revenue                                                585         1,315           595           854        254,582
                                                        --------       --------       --------      --------      --------
Hotel operating expenses:
   Rooms                                                      --            --            --            --         40,036
   Food and beverage                                          --            --            --            --         47,803
   Other hotel operating expenses                             --            --            --            --         12,787
 Office rental, parking and other expenses                    --            --            --            64             --
Other operating expenses:
   General and administrative                                 --            --             6            48         39,432
   Property operating costs                                   --            --            --            --         37,893
   Depreciation and amortization                             140           385           313           317            491
   Loss on asset impairments                                  --            --            --            --             --
   Property taxes, insurance and other                        55           178           110            79         74,346
                                                        --------       --------       --------      --------      --------
 Operating expenses                                          195           563           429           508        252,788
                                                        --------       --------       --------      --------      --------
 Operating (loss) income                                     390           752           166           346          1,794
 Interest expense, net                                        --           709            --            --            555
 Equity in income from consolidated entities                  --            --            --            --             --
                                                        --------       --------       --------      --------      --------
 (Loss) income before minority interests,
   income tax expense, and discontinued operations           390            43           166           346          1,239
 Minority interests                                           --            --            --            --             --
 Income tax expense                                           --            --            --            --             --
                                                        --------       --------       --------      --------      --------
 (Loss) income from continuing operations                    390            43           166           346          1,239
 Discontinued operations:
 (Loss) income from discontinued operations
   before tax benefit                                         --            --            --            --           (435)
      Income tax benefit                                      --            --            --            --             --
                                                        --------       --------       --------      --------      --------
   (Loss) income on discontinued operations                   --            --            --            --           (435)
                                                        --------       --------       --------      --------      --------
 Net (loss) income                                           390            43           166           346            804
                                                        ========       ========       ========      ========      ========

MeriStar Hospitality Operating Partnership, L.P.
Consolidating Statement of Operations
Three months ended June 30, 2003
(Dollars in thousands)

                                                       Guarantor
                                                      Subsidiaries                     Total
                                                         Total        Eliminations  Consolidated
                                                      ------------    ------------  ------------
 Revenue:
 Hotel operations:                                                                          --
   Rooms                                                 164,393             --        164,393
   Food and beverage                                      68,496             --         68,496
   Other hotel operations                                 21,693             --         21,693
 Office rental, parking and other revenues                  (416)            --          3,461
 Participating lease revenue                              36,811        (67,899)            --
                                                        --------       --------       --------
Total revenue                                            290,977        (67,899)       258,043
                                                        --------       --------       --------
Hotel operating expenses:
   Rooms                                                  40,036             --         40,036
   Food and beverage                                      47,803             --         47,803
   Other hotel operating expenses                         12,787             --         12,787
 Office rental, parking and other expenses                    58             --            583
Other operating expenses:
   General and administrative                             39,688             --         42,612
   Property operating costs                               37,893             --         37,893
   Depreciation and amortization                          13,905             --         29,553
   Loss on asset impairments                              91,689             --        207,630
   Property taxes, insurance and other                    80,997        (67,899)        20,454
                                                        --------       --------       --------
 Operating expenses                                      364,856        (67,899)       439,351
                                                        --------       --------       --------
 Operating (loss) income                                 (73,879)            --       (181,308)
 Interest expense, net                                     2,504             --         34,739
 Equity in income from consolidated entities                  --       (186,138)            --
                                                        --------       --------       --------
 (Loss) income before minority interests,
   income tax expense, and discontinued operations       (76,383)       186,138       (216,047)
 Minority interests                                           --             --              5
 Income tax expense                                           --             --            (21)
                                                        --------       --------       --------
 (Loss) income from continuing operations                (76,383)       186,138       (216,063)
 Discontinued operations:
 (Loss) income from discontinued operations
   before tax benefit                                       (797)            --           (598)
      Income tax benefit                                      --             --              2
                                                        --------       --------       --------
   (Loss) income on discontinued operations                 (797)            --           (596)
                                                        --------       --------       --------
 Net (loss) income                                       (77,180)       186,138       (216,659)
                                                        ========       ========       ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED JUNE 2002
(DOLLARS IN THOUSANDS)

                                                           MERISTAR          NON-       MERISTAR    AGH       MERISTAR
                                                        HOSPITALITY OP,   GUARANTOR      SUB 7C,   UPREIT,     SUB 5N,
                                                             L.P.        SUBSIDIARIES     LLC       LLC          LLC
                                                         --------------  ------------   --------   -------     --------
Revenue:
   Rooms                                                        --              --         --        --             --
   Food and beverage                                            --              --         --        --             --
   Other hotel operations                                       --              --         --        --             --
 Office rental, parking and other revenue                    1,705           1,932         --        --             --
 Participating lease revenue                                    --          32,854         --        --            244
                                                           -------         -------     ------    ------        -------
Total revenue                                                1,705          34,786         --        --            244
                                                           -------         -------     ------    ------        -------
Hotel operating expenses:
   Rooms                                                        --              --         --        --             --
   Food and beverage                                            --              --         --        --             --
   Other hotel operating expenses                               --              --         --        --             --
 Office rental, parking and other  expenses                     --             362         --        --             --
Other operating expenses:
   General and administrative                                2,815               1         --        --             --
   Property operating costs                                     --              (2)        --        --             --
   Depreciation and amortization                             2,489          12,637         --        --             33
   Property taxes, insurance and other                      (1,171)          3,131         --        --             26
   Change in fair value of non-hedging derivatives,
     net of swap payments                                    3,090              --         --        --             --
                                                           -------         -------     ------    ------        -------
Operating expenses                                           7,223          16,129         --        --             59
                                                           -------         -------     ------    ------        -------
Operating (loss) income                                     (5,518)         18,657         --        --            185
Interest expense, net                                       25,866           7,005         --        --             (1)
Equity in income from consolidated entities                (34,974)             --         --        --             --
                                                           -------         -------     ------    ------        -------
(Loss) income before minority interests,
   income tax expense, and discontinued operations           3,590          11,652         --        --            186
Minority interests                                               3              --         --        --             --
Income tax expense                                             (69)             --         --        --             --
                                                           -------         -------     ------    ------        -------
(Loss) income from continuing operations                     3,524          11,652         --        --            186
Discontinued operations:
   (Loss) income from discontinued operations
     before tax expense                                         --           1,123         --        --             --
   Income tax expense                                          (21)             --         --        --             --
                                                           -------         -------     ------    ------        -------
(Loss) income from discontinued operations                     (21)          1,123         --        --             --

                                                           -------         -------     ------    ------        -------
Net (loss) income                                            3,503          12,775         --        --            186
                                                           =======         =======     ======    ======        =======

                                                           MERISTAR      MERISTAR     MERISTAR
                                                            SUB 8A,       SUB 8F,      SUB 8G,
                                                              LLC          L.P.          LLC
                                                         --------------  ------------   --------
Revenue:
   Rooms                                                       --            --           --
   Food and beverage                                           --            --           --
   Other hotel operations                                      --            --           --
 Office rental, parking and other revenue                      --            --           --
 Participating lease revenue                                   --           570           --
                                                             ----          ----           --
Total revenue                                                  --           570           --
                                                             ----          ----           --
Hotel operating expenses:
   Rooms                                                       --            --           --
   Food and beverage                                           --            --           --
   Other hotel operating expenses                              --            --           --
 Office rental, parking and other  expenses                    --            --           --
Other operating expenses:
   General and administrative                                  --            --           --
   Property operating costs                                    --            --           --
   Depreciation and amortization                               --           113           --
   Property taxes, insurance and other                         --           146           --
   Change in fair value of non-hedging derivatives,
     net of swap payments                                      --            --           --
                                                             ----          ----           --
Operating expenses                                             --           259           --
                                                             ----          ----           --
Operating (loss) income                                        --           311           --
Interest expense, net                                          --            (2)          --
Equity in income from consolidated entities                    --            --           --
                                                             ----          ----           --
(Loss) income before minority interests,
   income tax expense, and discontinued operations             --           313           --
Minority interests                                             --            --           --
Income tax expense                                             --            --           --
                                                             ----          ----           --
(Loss) income from continuing operations                       --           313           --
Discontinued operations:
   (Loss) income from discontinued operations
     before tax expense                                       255            --           --
   Income tax expense                                          --            --           --
                                                             ----          ----           --
(Loss) income from discontinued operations                    255            --           --

                                                             ----          ----           --
Net (loss) income                                             255           313           --
                                                             ====          ====           ==

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED JUNE 2002
(DOLLARS IN THOUSANDS)

                                                             MERISTAR        MERISTAR         MERISTAR
                                                              SUB 6H,         SUB 8B,          SUB 1C,
                                                               L.P.            LLC              L.P.
                                                             ---------       ---------        ---------
Revenue:
   Rooms                                                          --              --               --
   Food and beverage                                              --              --               --
   Other hotel operations                                         --              --               --
 Office rental, parking and other revenue                         --              --               --
 Participating lease revenue                                     413           2,082              404
                                                              ------          ------           ------
Total revenue                                                    413           2,082              404
                                                              ------          ------           ------
Hotel operating expenses:
   Rooms                                                          --              --               --
   Food and beverage                                              --              --               --
   Other hotel operating expenses                                 --              --               --
 Office rental, parking and other  expenses                       --              --               --
Other operating expenses:
   General and administrative                                     --              --                3
   Property operating costs                                       --              --               --
   Depreciation and amortization                                 108             595              257
   Property taxes, insurance and other                            24             358              198
   Change in fair value of non-hedging derivatives,
     net of swap payments                                         --              --               --
                                                              ------          ------           ------
Operating expenses                                               132             953              458
                                                              ------          ------           ------
Operating (loss) income                                          281           1,129              (54)
Interest expense, net                                             --             (25)             (11)
Equity in income from consolidated entities                       --              --               --
                                                              ------          ------           ------
(Loss) income before minority interests,
   income tax expense, and discontinued operations               281           1,154              (43)
Minority interests                                                --              --               --
Income tax expense                                                --              --               --
                                                              ------          ------           ------
(Loss) income from continuing operations                         281           1,154              (43)

Discontinued operations:
   (Loss) income from discontinued operations
     before tax expense                                           --              --               --
   Income tax expense                                             --              --               --
                                                              ------          ------           ------
(Loss) income from discontinued operations                        --              --               --

                                                              ------          ------           ------
Net (loss) income                                                281           1,154              (43)
                                                             =======          ======           ======

                                                           MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                            SUB 8E,        SUB 7F,        SUB 5L,        SUB 3C,        SUB 5R,
                                                             LLC            LLC            LLC            LLC            LLC
                                                          ----------      ---------      ---------     -----------     ---------
Revenue:
   Rooms                                                       --             --             --             --             --
   Food and beverage                                           --             --             --             --             --
   Other hotel operations                                      --             --             --             --             --
 Office rental, parking and other revenue                       7             --             --             --             --
 Participating lease revenue                                  431            322            294            448             --
                                                             ----           ----           ----           ----           ----
Total revenue                                                 438            322            294            448             --
                                                             ----           ----           ----           ----           ----
Hotel operating expenses:
   Rooms                                                       --             --             --             --             --
   Food and beverage                                           --             --             --             --             --
   Other hotel operating expenses                              --             --             --             --             --
 Office rental, parking and other  expenses                    --             --             --             --             --
Other operating expenses:
   General and administrative                                  --             --             --             --             --
   Property operating costs                                    --             --             --             --             --
   Depreciation and amortization                              149            115             34            177             --
   Property taxes, insurance and other                         45             36             30            112             --
   Change in fair value of non-hedging derivatives,
     net of swap payments                                      --             --             --             --             --
                                                             ----           ----           ----           ----           ----
Operating expenses                                            194            151             64            289             --
                                                             ----           ----           ----           ----           ----
Operating (loss) income                                       244            171            230            159             --
Interest expense, net                                          (1)            (3)            (1)            (5)            --
Equity in income from consolidated entities                    --             --             --             --             --
                                                             ----           ----           ----           ----           ----
(Loss) income before minority interests,
   income tax expense, and discontinued operations            245            174            231            164             --
Minority interests                                             --             --             --             --             --
Income tax expense                                             --             --             --             --             --
                                                             ----           ----           ----           ----           ----
(Loss) income from continuing operations                      245            174            231            164             --
Discontinued operations:
   (Loss) income from discontinued operations
     before tax expense                                        --             --             --             --             --
   Income tax expense                                          --             --             --             --             --
                                                             ----           ----           ----           ----           ----
(Loss) income from discontinued operations                     --             --             --             --             --

                                                             ----           ----           ----           ----           ----
Net (loss) income                                             245            174            231            164             --
                                                             ====           ====           ====           ====           ====

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED JUNE 2002
(DOLLARS IN THOUSANDS)

                                                          MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                           SUB 6D,        SUB 6E,        SUB 4E,        SUB 1B,        SUB 5F,
                                                            LLC            LLC            L.P.           LLC            L.P.
                                                          --------       --------       --------       --------        --------
Revenue:
   Rooms                                                       --             --             --             --             --
   Food and beverage                                           --             --             --             --             --
   Other hotel operations                                      --             --             --             --             --
 Office rental, parking and other revenue                       4             --              4            (12)            --
 Participating lease revenue                                  636          1,662            357            680            729
                                                           ------         ------         ------         ------         ------
Total revenue                                                 640          1,662            361            668            729
                                                           ------         ------         ------         ------         ------
Hotel operating expenses:
   Rooms                                                       --             --             --             --             --
   Food and beverage                                           --             --             --             --             --
   Other hotel operating expenses                              --             --             --             --             --
 Office rental, parking and other  expenses                    --             --             --             --             --
Other operating expenses:
   General and administrative                                  --             --             --             --             --
   Property operating costs                                    --             --             --             --             --
   Depreciation and amortization                              133            424            229            158            264
   Property taxes, insurance and other                         44            208             98             40             86
   Change in fair value of non-hedging derivatives,
     net of swap payments                                      --             --             --             --             --
                                                           ------         ------         ------         ------         ------
Operating expenses                                            177            632            327            198            350
                                                           ------         ------         ------         ------         ------
Operating (loss) income                                       463          1,030             34            470            379
Interest expense, net                                          (7)           (16)            (7)            (5)           (10)
Equity in income from consolidated entities                    --             --             --             --             --
                                                           ------         ------         ------         ------         ------
(Loss) income before minority interests,
   income tax expense, and discontinued operations            470          1,046             41            475            389
Minority interests                                             --             --             --             --             --
Income tax expense                                             --             --             --             --             --
                                                           ------         ------         ------         ------         ------
(Loss) income from continuing operations                      470          1,046             41            475            389
Discontinued operations:
   (Loss) income from discontinued operations
     before tax expense                                        --             --             --             --             --
   Income tax expense                                          --             --             --             --             --
                                                           ------         ------         ------         ------         ------
(Loss) income from discontinued operations                     --             --             --             --             --

                                                           ------         ------         ------         ------         ------
Net (loss) income                                             470          1,046             41            475            389
                                                           ======         ======         ======         ======         ======

                                                           MERISTAR       MERISTAR       MERISTAR      MERISTAR       MERISTAR
                                                            SUB 6G,        SUB 8C,        SUB 4C,       SUB 4H,        SUB 7E,
                                                             LLC            LLC            L.P           L.P.           LLC
                                                           --------       --------       --------      --------       --------
Revenue:
   Rooms                                                       --             --             --            --             --
   Food and beverage                                           --             --             --            --             --
   Other hotel operations                                      --             --             --            --             --
 Office rental, parking and other revenue                      --             --             --            --             --
 Participating lease revenue                                  813            486             --           178            355
                                                             ----           ----           ----          ----           ----
Total revenue                                                 813            486             --           178            355
                                                             ----           ----           ----          ----           ----
Hotel operating expenses:
   Rooms                                                       --             --             --            --             --
   Food and beverage                                           --             --             --            --             --
   Other hotel operating expenses                              --             --             --            --             --
 Office rental, parking and other  expenses                    --             --             --            --             --
Other operating expenses:
   General and administrative                                  --             --             --            --             --
   Property operating costs                                    --             --             --            --             --
   Depreciation and amortization                              209            346             --           135            157
   Property taxes, insurance and other                         77            148             --            47             40
   Change in fair value of non-hedging derivatives,
     net of swap payments                                      --             --             --            --             --
                                                             ----           ----           ----          ----           ----
Operating expenses                                            286            494             --           182            197
                                                             ----           ----           ----          ----           ----
Operating (loss) income                                       527             (8)            --            (4)           158
Interest expense, net                                         (13)           (11)            --            (2)            (4)
Equity in income from consolidated entities                    --             --             --            --             --
                                                             ----           ----           ----          ----           ----
(Loss) income before minority interests,
   income tax expense, and discontinued operations            540              3             --            (2)           162
Minority interests                                             --             --             --            --             --
Income tax expense                                             --             --             --            --             --
                                                             ----           ----           ----          ----           ----
(Loss) income from continuing operations                      540              3             --            (2)           162
Discontinued operations:
   (Loss) income from discontinued operations
     before tax expense                                        --             --             26            --             --
   Income tax expense                                          --             --             --            --             --
                                                             ----           ----           ----          ----           ----
(Loss) income from discontinued operations                     --             --             26            --             --

                                                             ----           ----           ----          ----           ----
Net (loss) income                                             540              3             26            (2)           162
                                                             ====           ====           ====          ====           ====

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED JUNE 2002
(DOLLARS IN THOUSANDS)

                                                                                                      MERISTAR
                                                          MERISTAR       MERISTAR       MERISTAR       SUB 7A         MERISTAR
                                                           SUB 3D,        SUB 1A,        SUB 5E,        JOINT          SUB 6K,
                                                            LLC            LLC            LLC          VENTURE          LLC
                                                          --------       --------        --------      --------        -------
Revenue:
   Rooms                                                       --             --             --             --             --
   Food and beverage                                           --             --             --             --             --
   Other hotel operations                                      --             --             --             --             --
 Office rental, parking and other revenue                      --             --             --             --             --
 Participating lease revenue                                  514            470          1,824            353          1,163
                                                           ------         ------         ------         ------         ------
Total revenue                                                 514            470          1,824            353          1,163
                                                           ------         ------         ------         ------         ------
Hotel operating expenses:
   Rooms                                                       --             --             --             --             --
   Food and beverage                                           --             --             --             --             --
   Other hotel operating expenses                              --             --             --             --             --
 Office rental, parking and other  expenses                    --             --             --             --             --
Other operating expenses:
   General and administrative                                  --             --             --             --             --
   Property operating costs                                    --             --             --             --             --
   Depreciation and amortization                              211            113            484            104            186
   Property taxes, insurance and other                         63             81             99             55            121
   Change in fair value of non-hedging derivatives,
     net of swap payments                                      --             --             --             --             --
                                                           ------         ------         ------         ------         ------
Operating expenses                                            274            194            583            159            307
                                                           ------         ------         ------         ------         ------
Operating (loss) income                                       240            276          1,241            194            856
Interest expense, net                                         (11)            (4)            (8)            (9)           (10)
Equity in income from consolidated entities                    --             --             --             --             --
                                                           ------         ------         ------         ------         ------
(Loss) income before minority interests,
   income tax expense, and discontinued operations            251            280          1,249            203            866
Minority interests                                             --             --             --             --             --
Income tax expense                                             --             --             --             --             --
                                                           ------         ------         ------         ------         ------
(Loss) income from continuing operations                      251            280          1,249            203            866
Discontinued operations:
   (Loss) income from discontinued operations
     before tax expense                                        --             --             --             --             --
   Income tax expense                                          --             --             --             --             --
                                                           ------         ------         ------         ------         ------
(Loss) income from discontinued operations                     --             --             --             --             --

                                                           ------         ------         ------         ------         ------
Net (loss) income                                             251            280          1,249            203            866
                                                           ======         ======         ======         ======         ======

                                                           MERISTAR       MERISTAR       MERISTAR       MERISTAR      MERISTAR
                                                            SUB 2B,        SUB 3A,        SUB 4A,        SUB 4D,       SUB 2A,
                                                             LLC            LLC            L.P.           LLC           LLC
                                                           --------       --------       --------       --------      --------
Revenue:
   Rooms                                                       --             --             --             --            --
   Food and beverage                                           --             --             --             --            --
   Other hotel operations                                      --             --             --             --            --
 Office rental, parking and other revenue                      --             --             --             --            --
 Participating lease revenue                                  162            132            249             --           167
                                                             ----           ----           ----           ----          ----
Total revenue                                                 162            132            249             --           167
                                                             ----           ----           ----           ----          ----
Hotel operating expenses:
   Rooms                                                       --             --             --             --            --
   Food and beverage                                           --             --             --             --            --
   Other hotel operating expenses                              --             --             --             --            --
 Office rental, parking and other  expenses                    --             --             --             --            --
Other operating expenses:
   General and administrative                                  --             --             --             --            --
   Property operating costs                                    --             --             --             --            --
   Depreciation and amortization                              107             62             --             --            81
   Property taxes, insurance and other                         35             27             61             --            38
   Change in fair value of non-hedging derivatives,
     net of swap payments                                      --             --             --             --            --
                                                             ----           ----           ----           ----          ----
Operating expenses                                            142             89             61             --           119
                                                             ----           ----           ----           ----          ----
Operating (loss) income                                        20             43            188             --            48
Interest expense, net                                          99            (13)           (10)            --           174
Equity in income from consolidated entities                    --             --             --             --            --
(Loss) income before minority interests,
   income tax expense, and discontinued operations            (79)            56            198             --          (126)
Minority interests                                             --             --             --             --            --
Income tax expense                                             --             --             --             --            --
                                                             ----           ----           ----           ----          ----
(Loss) income from continuing operations                      (79)            56            198             --          (126)
Discontinued operations:
   (Loss) income from discontinued operations
     before tax expense                                        --             --             --             10            --
   Income tax expense                                          --             --             --             --            --
                                                             ----           ----           ----           ----          ----
(Loss) income from discontinued operations                     --             --             --             10            --

                                                             ----           ----           ----           ----          ----
Net (loss) income                                             (79)            56            198             10          (126)
                                                             ====           ====           ====           ====          ====

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED JUNE 2002
(DOLLARS IN THOUSANDS)

                                                          MERISTAR        MDV           MERISTAR       MERISTAR       MERISTAR
                                                           SUB 6L,       LIMITED         SUB 5C,        SUB 6J,        SUB 1D,
                                                            LLC        PARTNERSHIP        LLC            LLC            L.P.
                                                           ------         ------         ------         ------         ------
Revenue:
   Rooms                                                       --             --             --             --             --
   Food and beverage                                           --             --             --             --             --
   Other hotel operations                                      --             --             --             --             --
 Office rental, parking and other revenue                      --             --             --             --            108
 Participating lease revenue                                  492            141            479            816          1,278
                                                           ------         ------         ------         ------         ------
Total revenue                                                 492            141            479            816          1,386
                                                           ------         ------         ------         ------         ------
Hotel operating expenses:
   Rooms                                                       --             --             --             --             --
   Food and beverage                                           --             --             --             --             --
   Other hotel operating expenses                              --             --             --             --             --
 Office rental, parking and other  expenses                    --             --             --             --             34
Other operating expenses:
   General and administrative                                  --             --             --             --             --
   Property operating costs                                    --             --             --             --             --
   Depreciation and amortization                              223             34            149            160            564
   Property taxes, insurance and other                         48             27            110             47            279
   Change in fair value of non-hedging derivatives,
     net of swap payments                                      --             --             --             --             --
                                                           ------         ------         ------         ------         ------
Operating expenses                                            271             61            259            207            877
                                                           ------         ------         ------         ------         ------
Operating (loss) income                                       221             80            220            609            509
Interest expense, net                                          (3)            (1)            (9)           (10)            (8)
Equity in income from consolidated entities                    --             --             --             --             --
                                                           ------         ------         ------         ------         ------
(Loss) income before minority interests,
   income tax expense, and discontinued operations            224             81            229            619            517
Minority interests                                             --             --             --             --             --
Income tax expense                                             --             --             --             --             --
                                                           ------         ------         ------         ------         ------
(Loss) income from continuing operations                      224             81            229            619            517
Discontinued operations:
   (Loss) income from discontinued operations
     before tax expense                                        --             --             --             --             --
   Income tax expense                                          --             --             --             --             --
                                                           ------         ------         ------         ------         ------
(Loss) income from discontinued operations                     --             --             --             --             --
                                                           ------         ------         ------         ------         ------
Net (loss) income                                             224             81            229            619            517
                                                           ======         ======         ======         ======         ======

                                                          MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                           SUB 7B,        SUB 7D,        SUB 7G,        SUB 6B,        SUB 4I,
                                                            L.P.           LLC            LLC            LLC            L.P.
                                                           ------         ------         ------         ------         ------
Revenue:
   Rooms                                                       --             --             --             --             --
   Food and beverage                                           --             --             --             --             --
   Other hotel operations                                      --             --             --             --             --
 Office rental, parking and other revenue                      --            331             --             --             --
 Participating lease revenue                                  390          1,387            146            396             19
                                                           ------         ------         ------         ------         ------
Total revenue                                                 390          1,718            146            396             19
                                                           ------         ------         ------         ------         ------
Hotel operating expenses:
   Rooms                                                       --             --             --             --             --
   Food and beverage                                           --             --             --             --             --
   Other hotel operating expenses                              --             --             --             --             --
 Office rental, parking and other  expenses                    --            199             --             --             --
Other operating expenses:
   General and administrative                                  --             --             --             --             --
   Property operating costs                                    --             --             --             --             --
   Depreciation and amortization                              232            416            189            113             99
   Property taxes, insurance and other                        221            534             61             56             76
   Change in fair value of non-hedging derivatives,
     net of swap payments                                      --             --             --             --             --
                                                           ------         ------         ------         ------         ------
Operating expenses                                            453          1,149            250            169            175
                                                           ------         ------         ------         ------         ------
Operating (loss) income                                       (63)           569           (104)           227           (156)
Interest expense, net                                          (4)           (12)            (6)            (3)           (11)
Equity in income from consolidated entities                    --             --             --             --             --
                                                           ------         ------         ------         ------         ------
(Loss) income before minority interests,
   income tax expense, and discontinued operations            (59)           581            (98)           230           (145)
Minority interests                                             --             --             --             --             --
Income tax expense                                             --             --             --             --             --
                                                           ------         ------         ------         ------         ------
(Loss) income from continuing operations                      (59)           581            (98)           230           (145)
Discontinued operations:
   (Loss) income from discontinued operations
     before tax expense                                        --             --             --             --             --
   Income tax expense                                          --             --             --             --             --
                                                           ------         ------         ------         ------         ------
(Loss) income from discontinued operations                     --             --             --             --             --
                                                           ------         ------         ------         ------         ------
Net (loss) income                                             (59)           581            (98)           230           (145)
                                                           ======         ======         ======         ======         ======

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED JUNE 2002
(DOLLARS IN THOUSANDS)

                                                           MERISTAR       MERISTAR       MERISTAR         AGH          MERISTAR
                                                            SUB 5D,        SUB 5H,        SUB 7H,        PSS I,         SUB 2D,
                                                             LLC            LLC            LLC            INC.           LLC
                                                           --------       --------        -------        ------        --------
Revenue:
   Rooms                                                       --             --             --             --             --
   Food and beverage                                           --             --             --             --             --
   Other hotel operations                                      --             --             --             --             --
 Office rental, parking and other revenue                      --             --             --              1             --
 Participating lease revenue                                  576            731            314            666            352
                                                             ----           ----           ----           ----           ----
Total revenue                                                 576            731            314            667            352
                                                             ----           ----           ----           ----           ----
Hotel operating expenses:
   Rooms                                                       --             --             --             --             --
   Food and beverage                                           --             --             --             --             --
   Other hotel operating expenses                              --             --             --             --             --
 Office rental, parking and other  expenses                    --             --             --             --             --
Other operating expenses:
   General and administrative                                  --             --             --             --             --
   Property operating costs                                    --             --             --             --             --
   Depreciation and amortization                              362            493            138             --            120
   Property taxes, insurance and other                         76            164             91            107             59
   Change in fair value of non-hedging derivatives,
     net of swap payments                                      --             --             --             --             --
                                                             ----           ----           ----           ----           ----
Operating expenses                                            438            657            229            107            179
                                                             ----           ----           ----           ----           ----
Operating (loss) income                                       138             74             85            560            173
Interest expense, net                                         380            (22)            (5)           (14)           200
Equity in income from consolidated entities                    --             --             --             --             --
                                                             ----           ----           ----           ----           ----
(Loss) income before minority interests,
   income tax expense, and discontinued operations           (242)            96             90            574            (27)
Minority interests                                             --             --             --             --             --
Income tax expense                                             --             --             --             --             --
                                                             ----           ----           ----           ----           ----
(Loss) income from continuing operations                     (242)            96             90            574            (27)
Discontinued operations:
   (Loss) income from discontinued operations
     before tax expense                                        --             --             --             --             --
   Income tax expense                                          --             --             --             --             --
                                                             ----           ----           ----           ----           ----
(Loss) income from discontinued operations                     --             --             --             --             --
                                                             ----           ----           ----           ----           ----
Net (loss) income                                            (242)            96             90            574            (27)
                                                             ====           ====           ====           ====           ====

                                                           MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                            SUB 4F,        SUB 5K,        SUB 5M,        SUB 1E,        SUB 5O,
                                                             L.P.           LLC            LLC            L.P.           LLC
                                                           --------       --------        -------        ------        --------
Revenue:
   Rooms                                                       --             --             --             --             --
   Food and beverage                                           --             --             --             --             --
   Other hotel operations                                      --             --             --             --             --
 Office rental, parking and other revenue                      --             --             --             --             --
 Participating lease revenue                                  467            643            440            459            206
                                                             ----           ----           ----           ----           ----
Total revenue                                                 467            643            440            459            206
                                                             ----           ----           ----           ----           ----
Hotel operating expenses:
   Rooms                                                       --             --             --             --             --
   Food and beverage                                           --             --             --             --             --
   Other hotel operating expenses                              --             --             --             --             --
 Office rental, parking and other  expenses                    --             --             --             --             --
Other operating expenses:
   General and administrative                                  --             --             --             --             --
   Property operating costs                                    --             --             --             --             --
   Depreciation and amortization                              280            297            113             74             54
   Property taxes, insurance and other                         93             75             74             37             34
   Change in fair value of non-hedging derivatives,
     net of swap payments                                      --             --             --             --             --
                                                             ----           ----           ----           ----           ----
Operating expenses                                            373            372            187            111             88
                                                             ----           ----           ----           ----           ----
Operating (loss) income                                        94            271            253            348            118
Interest expense, net                                         (10)           (28)            (5)            (4)            (2)
Equity in income from consolidated entities                    --             --             --             --             --
                                                             ----           ----           ----           ----           ----
(Loss) income before minority interests,
   income tax expense, and discontinued operations            104            299            258            352            120
Minority interests                                             --             --             --             --             --
Income tax expense                                             --             --             --             --             --
                                                             ----           ----           ----           ----           ----
(Loss) income from continuing operations                      104            299            258            352            120
Discontinued operations:
   (Loss) income from discontinued operations
     before tax expense                                        --             --             --             --             --
   Income tax expense                                          --             --             --             --             --
                                                             ----           ----           ----           ----           ----
(Loss) income from discontinued operations                     --             --             --             --             --
                                                             ----           ----           ----           ----           ----
Net (loss) income                                             104            299            258            352            120
                                                             ====           ====           ====           ====           ====

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED JUNE 2002
(DOLLARS IN THOUSANDS)

                                                           MERISTAR        MERISTAR        MERISTAR        MERISTAR        MERISTAR
                                                            SUB 6M          SUB 4B,         SUB 6C,         SUB 2C,         SUB 4G,
                                                           COMPANY           L.P.            LLC             LLC             L.P.
                                                            ------          ------          ------          ------          ------
Revenue:
   Rooms                                                        --              --              --              --              --
   Food and beverage                                            --              --              --              --              --
   Other hotel operations                                       --              --              --              --              --
 Office rental, parking and other revenue                       --              --               4               9               4
 Participating lease revenue                                 1,299              51             832             419             621
                                                            ------          ------          ------          ------          ------
Total revenue                                                1,299              51             836             428             625
                                                            ------          ------          ------          ------          ------
Hotel operating expenses:
   Rooms                                                        --              --              --              --              --
   Food and beverage                                            --              --              --              --              --
   Other hotel operating expenses                               --              --              --              --              --
 Office rental, parking and other  expenses                     --              --              --              --              --
Other operating expenses:
   General and administrative                                   --              --              --              --              --
   Property operating costs                                     --              --              --              --              --
   Depreciation and amortization                               301             119             195             264             229
   Property taxes, insurance and other                          73              85              50              89             125
   Change in fair value of non-hedging derivatives,
     net of swap payments                                       --              --              --              --              --
                                                            ------          ------          ------          ------          ------
Operating expenses                                             374             204             245             353             354
                                                            ------          ------          ------          ------          ------
Operating (loss) income                                        925            (153)            591              75             271
Interest expense, net                                           (7)            (66)            (11)            344              (7)
Equity in income from consolidated entities                     --              --              --              --              --
                                                            ------          ------          ------          ------          ------
(Loss) income before minority interests,
   income tax expense, and discontinued operations             932             (87)            602            (269)            278
Minority interests                                              --              --              --              --              --
Income tax expense                                              --              --              --              --              --
                                                            ------          ------          ------          ------          ------
(Loss) income from continuing operations                       932             (87)            602            (269)            278
Discontinued operations:
   (Loss) income from discontinued operations
     before tax expense                                         --              --              --              --              --
   Income tax expense                                           --              --              --              --              --
                                                            ------          ------          ------          ------          ------
(Loss) income from discontinued operations                      --              --              --              --              --
                                                            ------          ------          ------          ------          ------
Net (loss) income                                              932             (87)            602            (269)            278
                                                            ======          ======          ======          ======          ======

                                                           MERISTAR        MERISTAR        MERISTAR       MERISTAR        MERISTAR
                                                            SUB 3B,         SUB 5G,         SUB 5P,        SUB 5J,         SUB 5Q,
                                                             LLC             L.P.            LLC            LLC             LLC
                                                            ------          ------          ------         ------          ------
Revenue:
   Rooms                                                        --              --              --             --              --
   Food and beverage                                            --              --              --             --              --
   Other hotel operations                                       --              --              --             --              --
 Office rental, parking and other revenue                       --              12              --             --              --
 Participating lease revenue                                    --           3,033             183          2,586             543
                                                            ------          ------          ------         ------          ------
Total revenue                                                   --           3,045             183          2,586             543
                                                            ------          ------          ------         ------          ------
Hotel operating expenses:
   Rooms                                                        --              --              --             --              --
   Food and beverage                                            --              --              --             --              --
   Other hotel operating expenses                               --              --              --             --              --
 Office rental, parking and other  expenses                     --              --              --             --              --
Other operating expenses:
   General and administrative                                   --              (1)             --             --              --
   Property operating costs                                     --              --              --             --              --
   Depreciation and amortization                                --           1,547               1            867             120
   Property taxes, insurance and other                          --             456              12            439              72
   Change in fair value of non-hedging derivatives,
     net of swap payments                                       --              --              --             --              --
                                                            ------          ------          ------         ------          ------
Operating expenses                                              --           2,002              13          1,306             192
                                                            ------          ------          ------         ------          ------
Operating (loss) income                                         --           1,043             170          1,280             351
Interest expense, net                                           --             (37)             --            (31)            (25)
Equity in income from consolidated entities                     --              --              --             --              --
                                                            ------          ------          ------         ------          ------
(Loss) income before minority interests,
   income tax expense, and discontinued operations              --           1,080             170          1,311             376
Minority interests                                              --              --              --             --              --
Income tax expense                                              --              --              --             --              --
                                                            ------          ------          ------         ------          ------
(Loss) income from continuing operations                        --           1,080             170          1,311             376
Discontinued operations:
   (Loss) income from discontinued operations
     before tax expense                                        (88)             --              --             --              --
   Income tax expense                                           --              --              --             --              --
                                                            ------          ------          ------         ------          ------
(Loss) income from discontinued operations                     (88)             --              --             --              --
                                                            ------          ------          ------         ------          ------
Net (loss) income                                              (88)          1,080             170          1,311             376
                                                            ======          ======          ======         ======          ======

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED JUNE 2002
(DOLLARS IN THOUSANDS)

                                                                                                         MERISTAR
                                                          MERISTAR       MERISTAR        MERISTAR         HOTEL         GUARANTOR
                                                           SUB 5A,        SUB 8D,         SUB 4J,         LESSEE,      SUBSIDIARIES
                                                            LLC            LLC             LLC             INC.           TOTAL
                                                          --------       --------        --------        --------      ------------
Revenue:
   Rooms                                                        --             --              --         174,945         174,945
   Food and beverage                                            --             --              --          69,817          69,817
   Other hotel operations                                       --             --              --          20,614          20,614
 Office rental, parking and other revenue                       37             --              69              25             603
 Participating lease revenue                                 1,418            579             814              --          38,914
                                                          --------       --------        --------        --------        --------
Total revenue                                                1,455            579             883         265,401         304,893
                                                          --------       --------        --------        --------        --------

Hotel operating expenses:                                       --
   Rooms                                                        --             --              --          41,199          41,199
   Food and beverage                                            --             --              --          48,752          48,752
   Other hotel operating expenses                               --             --              --          11,382          11,382
 Office rental, parking and other  expenses                     --             --              89              --             322
Other operating expenses:
   General and administrative                                   --             --               4          39,895          39,901
   Property operating costs                                     --             --              --          39,087          39,087
   Depreciation and amortization                               377            317             335             789          14,555
   Property taxes, insurance and other                         150            101             (86)         79,809          85,987
   Change in fair value of non-hedging derivatives,
     net of swap payments                                       --             --              --              --              --
                                                          --------       --------        --------        --------        --------
Operating expenses                                             527            418             342         260,913         281,185
                                                          --------       --------        --------        --------        --------
                                                                                                                               --
Operating (loss) income                                        928            161             541           4,488          23,708
Interest expense, net                                          691             (5)            (11)           (101)          1,241
Equity in income from consolidated entities                     --             --              --              --              --
                                                          --------       --------        --------        --------        --------
(Loss) income before minority interests,                        --
   income tax expense, and discontinued operations             237            166             552           4,589          22,467
Minority interests                                              --             --              --              --              --
Income tax expense                                              --             --              --              --              --
                                                          --------       --------        --------        --------        --------

(Loss) income from continuing operations                       237            166             552           4,589          22,467

Discontinued operations:
   (Loss) income from discontinued operations
     before tax expense                                         --             --              --            (471)           (268)
   Income tax expense                                           --             --              --              --              --
                                                          --------       --------        --------        --------        --------
(Loss) income from discontinued operations                      --             --              --            (471)           (268)
                                                          --------       --------        --------        --------        --------
Net (loss) income                                              237            166             552           4,118          22,199
                                                          ========       ========        ========        ========        ========

                                                                                           TOTAL
                                                                ELIMINATIONS            CONSOLIDATED
                                                                ------------            ------------
Revenue:
   Rooms                                                                --                 174,945
   Food and beverage                                                    --                  69,817
   Other hotel operations                                               --                  20,614
 Office rental, parking and other revenue                               --                   4,240
 Participating lease revenue                                       (71,768)                     --
                                                                  --------                --------
Total revenue                                                      (71,768)                269,616
                                                                  --------                --------
Hotel operating expenses:
   Rooms                                                                --                  41,199
   Food and beverage                                                    --                  48,752
   Other hotel operating expenses                                       --                  11,382
 Office rental, parking and other  expenses                             --                     684
Other operating expenses:
   General and administrative                                           --                  42,717
   Property operating costs                                             --                  39,085
   Depreciation and amortization                                        --                  29,681
   Property taxes, insurance and other                             (71,768)                 16,179
   Change in fair value of non-hedging derivatives,
     net of swap payments                                               --                   3,090
                                                                  --------                --------
Operating expenses                                                 (71,768)                232,769
                                                                  --------                --------
Operating (loss) income                                                 --                  36,847
Interest expense, net                                                   --                  34,112
Equity in income from consolidated entities                         34,974                      --
                                                                  --------                --------
(Loss) income before minority interests,
   income tax expense, and discontinued operations                 (34,974)                  2,735
Minority interests                                                      --                       3
Income tax expense                                                      --                     (69)
                                                                  --------                --------
(Loss) income from continuing operations                           (34,974)                  2,669
Discontinued operations:
   (Loss) income from discontinued operations
     before tax expense                                                 --                     855
   Income tax expense                                                   --                     (21)
                                                                  --------                --------
(Loss) income from discontinued operations                              --                     834
                                                                  --------                --------
Net (loss) income                                                  (34,974)                  3,503
                                                                  ========                ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2003
(DOLLARS IN THOUSANDS)

                                                    MERISTAR        NON-        MERISTAR       AGH        MERISTAR
                                                  HOSPITALITY     GUARANTOR      SUB 7C,      UPREIT,      SUB 5N,
                                                    OP, L.P.    SUBSIDIARIES       LLC         LLC           LLC
                                                  -----------   ------------   ----------   ----------   ----------
 Revenue:
    Hotel operations:
       Rooms                                               --            --            --           --           --
       Food and beverage                                   --            --            --           --           --
       Other hotel operations                              --            --            --           --           --
    Office rental, parking and other revenues           4,211         2,386            --           --           --
 Participating lease revenue                               --        63,664            --           --          515
                                                   ----------    ----------    ----------   ----------   ----------
Total revenue                                           4,211        66,050            --           --          515
                                                   ----------    ----------    ----------   ----------   ----------
Hotel operating expenses:
       Rooms                                               --            --            --           --           --
       Food and beverage                                   --            --            --           --           --
       Other hotel operating expenses                      --            --            --           --           --
    Office rental, parking and other expenses              --           814            --           --           --
Other operating expenses:
       General and administrative                       6,104          (213)           --           --           --
       Property operating costs                            --             1            --           --           --
       Depreciation and amortization                    5,072        25,379            --           --           69
       Loss on asset impairments                           --       119,916            --           --           --
       Property taxes, insurance and other              2,029        12,357            --           --           52
                                                   ----------    ----------    ----------   ----------   ----------
 Operating expenses                                    13,205       158,254            --           --          121
                                                   ----------    ----------    ----------   ----------   ----------
 Operating (loss) income                               (8,994)      (92,204)           --           --          394
 Interest expense, net                                 50,780        13,944            --           --           --
 Equity in income from consolidated entities          230,202            --            --           --           --
                                                   ----------    ----------    ----------   ----------   ----------
 (Loss) income before minority interests, income
   tax benefit, and discontinued operations          (289,976)     (106,148)           --           --          394
 Minority interests                                        (6)           --            --           --           --
 Income tax benefit                                       127            --            --           --           --
                                                   ----------    ----------    ----------   ----------   ----------

 (Loss) income from continuing operations            (289,855)     (106,148)           --           --          394

 Discontinued operations:
 (Loss) income from discontinued operations
 before tax expense                                        --           344            --           --           --
      Income tax benefit                                   (2)           --            --           --           --
                                                   ----------    ----------    ----------   ----------   ----------
   (Loss) income on discontinued operations                (2)          344            --           --           --
                                                   ----------    ----------    ----------   ----------   ----------
 Net (loss) income                                   (289,857)     (105,804)           --           --          394
                                                   ==========    ==========    ==========   ==========   ==========

                                                    MERISTAR      MERISTAR      MERISTAR     MERISTAR     MERISTAR
                                                     SUB 8A,       SUB 8F,       SUB 8G,      SUB 6H,      SUB 8B,
                                                       LLC          L.P.           LLC          L.P.        LLC
                                                   ----------    ----------    ----------   ----------   ----------
 Revenue:
    Hotel operations:
       Rooms                                               --            --            --           --           --
       Food and beverage                                   --            --            --           --           --
       Other hotel operations                              --            --            --           --           --
    Office rental, parking and other revenues              --            --            --           --           --
 Participating lease revenue                               --         1,172            --          569        3,636
                                                   ----------    ----------    ----------   ----------   ----------
Total revenue                                              --         1,172            --          569        3,636
                                                   ----------    ----------    ----------   ----------   ----------
Hotel operating expenses:
       Rooms                                               --            --            --           --           --
       Food and beverage                                   --            --            --           --           --
       Other hotel operating expenses                      --            --            --           --           --
    Office rental, parking and other expenses              --            --            --           --           --
Other operating expenses:
       General and administrative                          --            --            --           --           --
       Property operating costs                            --            --            --           --           --
       Depreciation and amortization                       --           261            --          252        1,220
       Loss on asset impairments                           --            --            --           --           --
       Property taxes, insurance and other                 --           245            --           47          692
                                                   ----------    ----------    ----------   ----------   ----------
 Operating expenses                                        --           506            --          299        1,912
                                                   ----------    ----------    ----------   ----------   ----------
 Operating (loss) income                                   --           666            --          270        1,724
 Interest expense, net                                     --            --            --           --           --
 Equity in income from consolidated entities               --            --            --           --           --
                                                   ----------    ----------    ----------   ----------   ----------
 (Loss) income before minority interests, income
   tax benefit, and discontinued operations                --           666            --          270        1,724
 Minority interests                                        --            --            --           --           --
 Income tax benefit                                        --            --            --           --           --
                                                   ----------    ----------    ----------   ----------   ----------

 (Loss) income from continuing operations                  --           666            --          270        1,724

 Discontinued operations:
 (Loss) income from discontinued operations
 before tax expense                                        --            --            --           --           --
      Income tax benefit                                   --            --            --           --           --
                                                   ----------    ----------    ----------   ----------   ----------
   (Loss) income on discontinued operations                --            --            --           --           --
                                                   ----------    ----------    ----------   ----------   ----------
 Net (loss) income                                         --           666            --          270        1,724
                                                   ==========    ==========    ==========   ==========   ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2003
(DOLLARS IN THOUSANDS)

                                                    MERISTAR      MERISTAR     MERISTAR      MERISTAR     MERISTAR
                                                     SUB 1C,       SUB 8E,      SUB 7F,       SUB 5L,      SUB 3C,
                                                      L.P.           LLC         LLC            LLC          LLC
                                                   ----------    ----------   ----------    ----------   ----------
 Revenue:
    Hotel operations:
       Rooms                                               --            --           --            --           --
       Food and beverage                                   --            --           --            --           --
       Other hotel operations                              --            --           --            --           --
    Office rental, parking and other revenues              --            10           --            --           --
 Participating lease revenue                              834           724          452           547          969
                                                   ----------    ----------   ----------    ----------   ----------
Total revenue                                             834           734          452           547          969
                                                   ----------    ----------   ----------    ----------   ----------
Hotel operating expenses:
       Rooms                                               --            --           --            --           --
       Food and beverage                                   --            --           --            --           --
       Other hotel operating expenses                      --            --           --            --           --
    Office rental, parking and other expenses              --            --           --            --           --
Other operating expenses:
       General and administrative                          --            --           --            --           --
       Property operating costs                            --            --           --            --           --
       Depreciation and amortization                      508           291          229            69          356
       Loss on asset impairments                           --            --        1,637            --           --
       Property taxes, insurance and other                374           108           81            61          197
                                                   ----------    ----------   ----------    ----------   ----------
 Operating expenses                                       882           399        1,947           130          553
                                                   ----------    ----------   ----------    ----------   ----------
 Operating (loss) income                                  (48)          335       (1,495)          417          416
 Interest expense, net                                     --            --           --             2           --
 Equity in income from consolidated entities               --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
 (Loss) income before minority interests, income
   tax benefit, and discontinued operations               (48)          335       (1,495)          415          416
 Minority interests                                        --            --           --            --           --
 Income tax benefit                                        --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------

 (Loss) income from continuing operations                 (48)          335       (1,495)          415          416

 Discontinued operations:
 (Loss) income from discontinued operations
 before tax expense                                        --            --           --            --           --
      Income tax benefit                                   --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
   (Loss) income on discontinued operations                --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
 Net (loss) income                                        (48)          335       (1,495)          415          416
                                                   ==========    ==========   ==========    ==========   ==========

                                                    MERISTAR      MERISTAR     MERISTAR      MERISTAR     MERISTAR
                                                     SUB 5R,       SUB 6D,      SUB 6E,       SUB 4E,      SUB 1B,
                                                      LLC           LLC          LLC           L.P.         LLC
                                                   ----------    ----------   ----------    ----------   ----------
 Revenue:
    Hotel operations:
       Rooms                                               --            --           --            --           --
       Food and beverage                                   --            --           --            --           --
       Other hotel operations                              --            --           --            --           --
    Office rental, parking and other revenues              --             8           --             3            1
 Participating lease revenue                               --           963        2,791           703        1,274
                                                   ----------    ----------   ----------    ----------   ----------
Total revenue                                              --           971        2,791           706        1,275
                                                   ----------    ----------   ----------    ----------   ----------
Hotel operating expenses:
       Rooms                                               --            --           --            --           --
       Food and beverage                                   --            --           --            --           --
       Other hotel operating expenses                      --            --           --            --           --
    Office rental, parking and other expenses              --            --           --            --           --
Other operating expenses:
       General and administrative                          --            --           --            --           --
       Property operating costs                            --            --           --            --           --
       Depreciation and amortization                       --           273          822           421          284
       Loss on asset impairments                           --            --           --        14,611           --
       Property taxes, insurance and other                 --           159          322           223           94
                                                   ----------    ----------   ----------    ----------   ----------
 Operating expenses                                        --           432        1,144        15,255          378
                                                   ----------    ----------   ----------    ----------   ----------
 Operating (loss) income                                   --           539        1,647       (14,549)         897
 Interest expense, net                                     --            --           --            --           10
 Equity in income from consolidated entities               --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
 (Loss) income before minority interests, income
   tax benefit, and discontinued operations                --           539        1,647       (14,549)         887
 Minority interests                                        --            --           --            --           --
 Income tax benefit                                        --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------

 (Loss) income from continuing operations                  --           539        1,647       (14,549)         887

 Discontinued operations:
 (Loss) income from discontinued operations
 before tax expense                                        --            --           --            --           --
      Income tax benefit                                   --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
   (Loss) income on discontinued operations                --            --           --            --           --

                                                   ----------    ----------   ----------    ----------   ----------
 Net (loss) income                                         --           539        1,647       (14,549)         887
                                                   ==========    ==========   ==========    ==========   ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2003
(DOLLARS IN THOUSANDS)

                                                    MERISTAR      MERISTAR     MERISTAR      MERISTAR     MERISTAR
                                                     SUB 5F,       SUB 6G,      SUB 8C,       SUB 4C,      SUB 4H,
                                                      L.P.          LLC          LLC           L.P.         L.P.
                                                   ----------    ----------   ----------    ----------   ----------
 Revenue:
    Hotel operations:
       Rooms                                               --            --           --            --           --
       Food and beverage                                   --            --           --            --           --
       Other hotel operations                              --            --           --            --           --
    Office rental, parking and other revenues              --            --            2            --           --
 Participating lease revenue                            1,487         1,248        1,000            --          149
                                                   ----------    ----------   ----------    ----------   ----------
Total revenue                                           1,487         1,248        1,002            --          149
                                                   ----------    ----------   ----------    ----------   ----------
Hotel operating expenses:
       Rooms                                               --            --           --            --           --
       Food and beverage                                   --            --           --            --           --
       Other hotel operating expenses                      --            --           --            --           --
    Office rental, parking and other expenses              --            --           --            --           --
Other operating expenses:
       General and administrative                          --            --           --            --           --
       Property operating costs                            --            --           --            --           --
       Depreciation and amortization                      534           430          377            --          264
       Loss on asset impairments                        7,231            --        5,213            --        5,187
       Property taxes, insurance and other                198           189          346            --           97
                                                   ----------    ----------   ----------    ----------   ----------
 Operating expenses                                     7,963           619        5,936            --        5,548
                                                   ----------    ----------   ----------    ----------   ----------
 Operating (loss) income                               (6,476)          629       (4,934)           --       (5,399)
 Interest expense, net                                     --            --           --            --           --
 Equity in income from consolidated entities               --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
 (Loss) income before minority interests, income
   tax benefit, and discontinued operations            (6,476)          629       (4,934)           --       (5,399)
 Minority interests                                        --            --           --            --           --
 Income tax benefit                                        --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------

 (Loss) income from continuing operations              (6,476)          629       (4,934)           --       (5,399)

 Discontinued operations:
 (Loss) income from discontinued operations
 before tax expense                                        --            --           --            --           --
      Income tax benefit                                   --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
   (Loss) income on discontinued operations                --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
 Net (loss) income                                     (6,476)          629       (4,934)           --       (5,399)
                                                   ==========    ==========   ==========    ==========   ==========

                                                    MERISTAR      MERISTAR     MERISTAR      MERISTAR   MERISTAR SUB
                                                     SUB 7E,       SUB 3D,      SUB 1A,       SUB 5E,     7A JOINT
                                                      LLC           LLC          LLC           LLC         VENTURE
                                                   ----------    ----------   ----------    ----------  ------------
 Revenue:
    Hotel operations:
       Rooms                                               --            --           --            --           --
       Food and beverage                                   --            --           --            --           --
       Other hotel operations                              --            --           --            --           --
    Office rental, parking and other revenues              --             1           --            --           --
 Participating lease revenue                              673           726          895         2,940          571
                                                   ----------    ----------   ----------    ----------   ----------
Total revenue                                             673           727          895         2,940          571
                                                   ----------    ----------   ----------    ----------   ----------
Hotel operating expenses:
       Rooms                                               --            --           --            --           --
       Food and beverage                                   --            --           --            --           --
       Other hotel operating expenses                      --            --           --            --           --
    Office rental, parking and other expenses              --            --           --            --           --
Other operating expenses:
       General and administrative                          --            --           --            --           --
       Property operating costs                            --            --           --            --           --
       Depreciation and amortization                      309           392          225           962          215
       Loss on asset impairments                           --            --           --            --        5,478
       Property taxes, insurance and other                 99           117          210           201           93
                                                   ----------    ----------   ----------    ----------   ----------
 Operating expenses                                       408           509          435         1,163        5,786
                                                   ----------    ----------   ----------    ----------   ----------
 Operating (loss) income                                  265           218          460         1,777       (5,215)
 Interest expense, net                                     --            --           --            --           --
 Equity in income from consolidated entities               --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
 (Loss) income before minority interests, income
   tax benefit, and discontinued operations               265           218          460         1,777       (5,215)
 Minority interests                                        --            --           --            --           --
 Income tax benefit                                        --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------

 (Loss) income from continuing operations                 265           218          460         1,777       (5,215)

 Discontinued operations:
 (Loss) income from discontinued operations
 before tax expense                                        --            --           --            --           --
      Income tax benefit                                   --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
   (Loss) income on discontinued operations                --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
 Net (loss) income                                        265           218          460         1,777       (5,215)
                                                   ==========    ==========   ==========    ==========   ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2003
(DOLLARS IN THOUSANDS)

                                                    MERISTAR      MERISTAR     MERISTAR      MERISTAR     MERISTAR
                                                     SUB 6K,       SUB 2B,      SUB 3A,       SUB 4A,      SUB 4D,
                                                      LLC           LLC          LLC           LLC          LLC
                                                   ----------    ----------   ----------    ----------   ----------
 Revenue:
    Hotel operations:
       Rooms                                               --            --           --            --           --
       Food and beverage                                   --            --           --            --           --
       Other hotel operations                              --            --           --            --           --
    Office rental, parking and other revenues              --            --           --            --           --
 Participating lease revenue                            2,040           214          282           511           --
                                                   ----------    ----------   ----------    ----------   ----------
Total revenue                                           2,040           214          282           511           --
                                                   ----------    ----------   ----------    ----------   ----------
Hotel operating expenses:
       Rooms                                               --            --           --            --           --
       Food and beverage                                   --            --           --            --           --
       Other hotel operating expenses                      --            --           --            --           --
    Office rental, parking and other expenses              --            --           --            --           --
Other operating expenses:
       General and administrative                          --            --           --            --           --
       Property operating costs                            --            --           --            --           --
       Depreciation and amortization                      370           213          131            --           --
       Loss on asset impairments                           --         4,670        1,497         1,455           --
       Property taxes, insurance and other                191            74           53           157           --
                                                   ----------    ----------   ----------    ----------   ----------
 Operating expenses                                       561         4,957        1,681         1,612           --
                                                   ----------    ----------   ----------    ----------   ----------
 Operating (loss) income                                1,479        (4,743)      (1,399)       (1,101)          --
 Interest expense, net                                     --           228           --            --           --
 Equity in income from consolidated entities               --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
 (Loss) income before minority interests, income
   tax benefit, and discontinued operations             1,479        (4,971)      (1,399)       (1,101)          --
 Minority interests                                        --            --           --            --           --
 Income tax benefit                                        --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------

 (Loss) income from continuing operations               1,479        (4,971)      (1,399)       (1,101)          --

 Discontinued operations:
 (Loss) income from discontinued operations
 before tax expense                                        --            --           --            --         (939)
      Income tax benefit                                   --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
   (Loss) income on discontinued operations                --            --           --            --         (939)
                                                   ----------    ----------   ----------    ----------   ----------
 Net (loss) income                                      1,479        (4,971)      (1,399)       (1,101)        (939)
                                                   ==========    ==========   ==========    ==========   ==========

                                                    MERISTAR      MERISTAR       MDV         MERISTAR     MERISTAR
                                                     SUB 2A,       SUB 6L,      LIMITED       SUB 5C,      SUB 6J,
                                                      LLC           LLC       PARTNERSHIP      LLC          LLC
                                                   ----------    ----------   -----------   ----------   ----------
 Revenue:
    Hotel operations:
       Rooms                                               --            --           --            --           --
       Food and beverage                                   --            --           --            --           --
       Other hotel operations                              --            --           --            --           --
    Office rental, parking and other revenues              --            --           --            --           --
 Participating lease revenue                              237           759          253           614        1,051
                                                   ----------    ----------   ----------    ----------   ----------
Total revenue                                             237           759          253           614        1,051
                                                   ----------    ----------   ----------    ----------   ----------
Hotel operating expenses:
       Rooms                                               --            --           --            --           --
       Food and beverage                                   --            --           --            --           --
       Other hotel operating expenses                      --            --           --            --           --
    Office rental, parking and other expenses              --            --           --            --           --
Other operating expenses:
       General and administrative                          --            --           --            --           --
       Property operating costs                            --            --           --            --           --
       Depreciation and amortization                      164           445           69           289          302
       Loss on asset impairments                        2,828        13,286           --         7,187           --
       Property taxes, insurance and other                 94           109           70           207          130
                                                   ----------    ----------   ----------    ----------   ----------
 Operating expenses                                     3,086        13,840          139         7,683          432
                                                   ----------    ----------   ----------    ----------   ----------
 Operating (loss) income                               (2,849)      (13,081)         114        (7,069)         619
 Interest expense, net                                    372            --           --            --           (2)
 Equity in income from consolidated entities               --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
 (Loss) income before minority interests, income
   tax benefit, and discontinued operations            (3,221)      (13,081)         114        (7,069)         621
 Minority interests                                        --            --           --            --           --
 Income tax benefit                                        --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------

 (Loss) income from continuing operations              (3,221)      (13,081)         114        (7,069)         621

 Discontinued operations:
 (Loss) income from discontinued operations
 before tax expense                                        --            --           --            --           --
      Income tax benefit                                   --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
   (Loss) income on discontinued operations                --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
 Net (loss) income                                     (3,221)      (13,081)         114        (7,069)         621
                                                   ==========    ==========   ==========    ==========   ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2003
(DOLLARS IN THOUSANDS)

                                                    MERISTAR      MERISTAR     MERISTAR      MERISTAR     MERISTAR
                                                     SUB 1D,       SUB 7B,      SUB 7D,       SUB 7G,      SUB 6B,
                                                      L.P.          L.P.         LLC           LLC          LLC
                                                   ----------    ----------   ----------    ----------   ----------
 Revenue:
    Hotel operations:
       Rooms                                               --            --           --            --           --
       Food and beverage                                   --            --           --            --           --
       Other hotel operations                              --            --           --            --           --
    Office rental, parking and other revenues               6            --           --            --           --
 Participating lease revenue                            2,429           803        3,665           300          550
                                                   ----------    ----------   ----------    ----------   ----------
Total revenue                                           2,435           803        3,665           300          550
                                                   ----------    ----------   ----------    ----------   ----------
Hotel operating expenses:
       Rooms                                               --            --           --            --           --
       Food and beverage                                   --            --           --            --           --
       Other hotel operating expenses                      --            --           --            --           --
    Office rental, parking and other expenses              47            --          190            --           --
Other operating expenses:
       General and administrative                          25            --          177            --           --
       Property operating costs                            --            --           --            --           --
       Depreciation and amortization                    1,148           342          862           308          232
       Loss on asset impairments                           --        10,288           --         7,416           --
       Property taxes, insurance and other                835           364        1,125           107          100
                                                   ----------    ----------   ----------    ----------   ----------
 Operating expenses                                     2,055        10,994        2,354         7,831          332
                                                   ----------    ----------   ----------    ----------   ----------
 Operating (loss) income                                  380       (10,191)       1,311        (7,531)         218
 Interest expense, net                                     --            --           --            --           --
 Equity in income from consolidated entities               --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
 (Loss) income before minority interests, income
   tax benefit, and discontinued operations               380       (10,191)       1,311        (7,531)         218
 Minority interests                                        --            --           --            --           --
 Income tax benefit                                        --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------

 (Loss) income from continuing operations                 380       (10,191)       1,311        (7,531)         218

 Discontinued operations:
 (Loss) income from discontinued operations
 before tax expense                                        --            --           --            --           --
      Income tax benefit                                   --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
   (Loss) income on discontinued operations                --            --           --            --           --

                                                   ----------    ----------   ----------    ----------   ----------
 Net (loss) income                                        380       (10,191)       1,311        (7,531)         218
                                                   ==========    ==========   ==========    ==========   ==========

                                                    MERISTAR      MERISTAR     MERISTAR      MERISTAR       AGH
                                                     SUB 4I,       SUB 5D,      SUB 5H,       SUB 7H,      PSS I,
                                                      L.P.          LLC          LLC           LLC          INC.
                                                   ----------    ----------   ----------    ----------   ----------
 Revenue:
    Hotel operations:
       Rooms                                               --            --           --            --           --
       Food and beverage                                   --            --           --            --           --
       Other hotel operations                              --            --           --            --           --
    Office rental, parking and other revenues              --            --           --            --           --
 Participating lease revenue                               40         1,024        2,151           647        1,160
                                                   ----------    ----------   ----------    ----------   ----------
Total revenue                                              40         1,024        2,151           647        1,160
                                                   ----------    ----------   ----------    ----------   ----------
Hotel operating expenses:
       Rooms                                               --            --           --            --           --
       Food and beverage                                   --            --           --            --           --
       Other hotel operating expenses                      --            --           --            --           --
    Office rental, parking and other expenses              --            --           --            --           --
Other operating expenses:
       General and administrative                          --            --           --            --           --
       Property operating costs                            --            --           --            --           --
       Depreciation and amortization                      145           730        1,010            97           --
       Loss on asset impairments                        1,259            --       18,075         1,383        1,787
       Property taxes, insurance and other                120           112          434           253          269
                                                   ----------    ----------   ----------    ----------   ----------
 Operating expenses                                     1,524           842       19,519         1,733        2,056
                                                   ----------    ----------   ----------    ----------   ----------
 Operating (loss) income                               (1,484)          182      (17,368)       (1,086)        (896)
 Interest expense, net                                     --           644           --            --           --
 Equity in income from consolidated entities               --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
 (Loss) income before minority interests, income
   tax benefit, and discontinued operations            (1,484)         (462)     (17,368)       (1,086)        (896)
 Minority interests                                        --            --           --            --           --
 Income tax benefit                                        --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
 (Loss) income from continuing operations              (1,484)         (462)     (17,368)       (1,086)        (896)

 Discontinued operations:
 (Loss) income from discontinued operations
 before tax expense                                        --            --           --            --           --
      Income tax benefit                                   --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
   (Loss) income on discontinued operations                --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
 Net (loss) income                                     (1,484)         (462)     (17,368)       (1,086)        (896)
                                                   ==========    ==========   ==========    ==========   ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2003
(DOLLARS IN THOUSANDS)

                                                    MERISTAR      MERISTAR     MERISTAR      MERISTAR     MERISTAR
                                                     SUB 2D,       SUB 4F,      SUB 5K,       SUB 5M,      SUB 1E,
                                                      LLC           L.P.         LLC           LLC          L.P.
                                                   ----------    ----------   ----------    ----------   ----------
 Revenue:
    Hotel operations:
       Rooms                                               --            --           --            --           --
       Food and beverage                                   --            --           --            --           --
       Other hotel operations                              --            --           --            --           --
    Office rental, parking and other revenues              --             7           --            --           --
 Participating lease revenue                              577           981        1,259           976          781
                                                   ----------    ----------   ----------    ----------   ----------
Total revenue                                             577           988        1,259           976          781
                                                   ----------    ----------   ----------    ----------   ----------
Hotel operating expenses:
       Rooms                                               --            --           --            --           --
       Food and beverage                                   --            --           --            --           --
       Other hotel operating expenses                      --            --           --            --           --
    Office rental, parking and other expenses              --            --           --            --           --
Other operating expenses:
       General and administrative                          --            --           --            --           --
       Property operating costs                            --            --           --            --           --
       Depreciation and amortization                      234           556          644           236          158
       Loss on asset impairments                        8,685            --           --            --           --
       Property taxes, insurance and other                140           173          187           131           85
                                                   ----------    ----------   ----------    ----------   ----------
 Operating expenses                                     9,059           729          831           367          243
                                                   ----------    ----------   ----------    ----------   ----------
 Operating (loss) income                               (8,482)          259          428           609          538
 Interest expense, net                                    431            --           --            --           --
 Equity in income from consolidated entities               --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
 (Loss) income before minority interests, income
   tax benefit, and discontinued operations            (8,913)          259          428           609          538
 Minority interests                                        --            --           --            --           --
 Income tax benefit                                        --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------

 (Loss) income from continuing operations              (8,913)          259          428           609          538

 Discontinued operations:
 (Loss) income from discontinued operations
 before tax expense                                        --            --           --            --           --
      Income tax benefit                                   --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
   (Loss) income on discontinued operations                --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
 Net (loss) income                                     (8,913)          259          428           609          538
                                                   ==========    ==========   ==========    ==========   ==========

                                                    MERISTAR      MERISTAR     MERISTAR      MERISTAR     MERISTAR
                                                     SUB 5O,       SUB 6M       SUB 4B,       SUB 6C,      SUB 2C,
                                                      LLC          COMPANY       L.P.          LLC          LLC
                                                   ----------    ----------   ----------    ----------   ----------
 Revenue:
    Hotel operations:
       Rooms                                               --            --           --            --           --
       Food and beverage                                   --            --           --            --           --
       Other hotel operations                              --            --           --            --           --
    Office rental, parking and other revenues              --            --           --             5           32
 Participating lease revenue                              440         2,077           92         1,402          749
                                                   ----------    ----------   ----------    ----------   ----------
Total revenue                                             440         2,077           92         1,407          781
                                                   ----------    ----------   ----------    ----------   ----------
Hotel operating expenses:
       Rooms                                               --            --           --            --           --
       Food and beverage                                   --            --           --            --           --
       Other hotel operating expenses                      --            --           --            --           --
    Office rental, parking and other expenses              --            --           --            --           --
Other operating expenses:
       General and administrative                          --            --           --            --           --
       Property operating costs                            --            --           --            --           --
       Depreciation and amortization                      114           616          268           387          512
       Loss on asset impairments                           --            --          264            --       15,255
       Property taxes, insurance and other                 52           165          132           112          266
                                                   ----------    ----------   ----------    ----------   ----------
 Operating expenses                                       166           781          664           499       16,033
                                                   ----------    ----------   ----------    ----------   ----------
 Operating (loss) income                                  274         1,296         (572)          908      (15,252)
 Interest expense, net                                     --            --           --            --          754
 Equity in income from consolidated entities               --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
 (Loss) income before minority interests, income
   tax benefit, and discontinued operations               274         1,296         (572)          908      (16,006)
 Minority interests                                        --            --           --            --           --
 Income tax benefit                                        --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------

 (Loss) income from continuing operations                 274         1,296         (572)          908      (16,006)

 Discontinued operations:
 (Loss) income from discontinued operations
 before tax expense                                        --            --           --            --           --
      Income tax benefit                                   --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
   (Loss) income on discontinued operations                --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
 Net (loss) income                                        274         1,296         (572)          908      (16,006)
                                                   ==========    ==========   ==========    ==========   ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2003
(DOLLARS IN THOUSANDS)

                                                    MERISTAR      MERISTAR     MERISTAR      MERISTAR     MERISTAR
                                                     SUB 4G,       SUB 3B,      SUB 5G,       SUB 5P,      SUB 5J,
                                                      L.P.          LLC          L.P.          LLC          LLC
                                                   ----------    ----------   ----------    ----------   ----------
 Revenue:
    Hotel operations:
       Rooms                                               --            --           --            --           --
       Food and beverage                                   --            --           --            --           --
       Other hotel operations                              --            --           --            --           --
    Office rental, parking and other revenues              --            --           25            --           --
 Participating lease revenue                            1,026            --        5,323           686        5,369
                                                   ----------    ----------   ----------    ----------   ----------
Total revenue                                           1,026            --        5,348           686        5,369
                                                   ----------    ----------   ----------    ----------   ----------
Hotel operating expenses:
       Rooms                                               --            --           --            --           --
       Food and beverage                                   --            --           --            --           --
       Other hotel operating expenses                      --            --           --            --           --
    Office rental, parking and other expenses              --            --           --            --           --
Other operating expenses:
       General and administrative                          --            --           --            --           --
       Property operating costs                            --            --           --            --           --
       Depreciation and amortization                      448            --        3,145             2        1,741
       Loss on asset impairments                        8,000            --           --            --           --
       Property taxes, insurance and other                319            --          955             4          739
                                                   ----------    ----------   ----------    ----------   ----------
 Operating expenses                                     8,767            --        4,100             6        2,480
                                                   ----------    ----------   ----------    ----------   ----------
 Operating (loss) income                               (7,741)           --        1,248           680        2,889
 Interest expense, net                                     --            --           --            --            3
 Equity in income from consolidated entities               --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
 (Loss) income before minority interests, income
   tax benefit, and discontinued operations            (7,741)           --        1,248           680        2,886
 Minority interests                                        --            --           --            --           --
 Income tax benefit                                        --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------

 (Loss) income from continuing operations              (7,741)           --        1,248           680        2,886

 Discontinued operations:
 (Loss) income from discontinued operations
 before tax expense                                        --          (883)          --            --           --
      Income tax benefit                                   --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
   (Loss) income on discontinued operations                --          (883)          --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
 Net (loss) income                                     (7,741)         (883)       1,248           680        2,886
                                                   ==========    ==========   ==========    ==========   ==========

                                                    MERISTAR      MERISTAR     MERISTAR      MERISTAR     MERISTAR
                                                     SUB 5Q,       SUB 5R,      SUB 8D,       SUB 4J,      HOTEL
                                                      LLC           LLC          LLC           LLC      LESSEE, INC.
                                                   ----------    ----------   ----------    ----------  ------------
 Revenue:
    Hotel operations:
       Rooms                                               --            --           --            --      319,610
       Food and beverage                                   --            --           --            --      130,196
       Other hotel operations                              --            --           --            --       40,402
    Office rental, parking and other revenues              --            56           --             3           --
 Participating lease revenue                            1,198         2,881        1,190         1,630           --
                                                   ----------    ----------   ----------    ----------   ----------
Total revenue                                           1,198         2,937        1,190         1,633      490,208
                                                   ----------    ----------   ----------    ----------   ----------
Hotel operating expenses:
       Rooms                                               --            --           --            --       77,902
       Food and beverage                                   --            --           --            --       93,042
       Other hotel operating expenses                      --            --           --            --       23,835
    Office rental, parking and other expenses              --            --           --           162           --
Other operating expenses:
       General and administrative                          --            --            6            48       78,154
       Property operating costs                            --            --           --            --       74,115
       Depreciation and amortization                      280           771          627           643          532
       Loss on asset impairments                           --            --           --            --           --
       Property taxes, insurance and other                109           355          219           160      148,680
                                                   ----------    ----------   ----------    ----------   ----------
 Operating expenses                                       389         1,126          852         1,013      496,260
                                                   ----------    ----------   ----------    ----------   ----------
 Operating (loss) income                                  809         1,811          338           620       (6,052)
 Interest expense, net                                     --         1,417           --            --          982
 Equity in income from consolidated entities               --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
 (Loss) income before minority interests, income
   tax benefit, and discontinued operations               809           394          338           620       (7,034)
 Minority interests                                        --            --           --            --           --
 Income tax benefit                                        --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------

 (Loss) income from continuing operations                 809           394          338           620       (7,034)

 Discontinued operations:
 (Loss) income from discontinued operations
 before tax expense                                        --            --           --            --         (386)
      Income tax benefit                                   --            --           --            --           --
                                                   ----------    ----------   ----------    ----------   ----------
   (Loss) income on discontinued operations                --            --           --            --         (386)
                                                   ----------    ----------   ----------    ----------   ----------
 Net (loss) income                                        809           394          338           620       (7,420)
                                                   ==========    ==========   ==========    ==========   ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2003
(DOLLARS IN THOUSANDS)

                                                      GUARANTOR
                                                    SUBSIDIARIES                       TOTAL
                                                       TOTAL        ELIMINATIONS    CONSOLIDATED
                                                    ------------    ------------    ------------
 Revenue:
    Hotel operations:                                                                        --
       Rooms                                            319,610              --         319,610
       Food and beverage                                130,196              --         130,196
       Other hotel operations                            40,402              --          40,402
    Office rental, parking and other revenues               159              --           6,756
 Participating lease revenue                             72,205        (135,869)             --
                                                     ----------      ----------      ----------
Total revenue                                           562,572        (135,869)        496,964
                                                     ----------      ----------      ----------

Hotel operating expenses:
       Rooms                                             77,902              --          77,902
       Food and beverage                                 93,042              --          93,042
       Other hotel operating expenses                    23,835              --          23,835
    Office rental, parking and other expenses               399              --           1,213
Other operating expenses:
       General and administrative                        78,410              --          84,301
       Property operating costs                          74,115              --          74,116
       Depreciation and amortization                     27,534              --          57,985
       Loss on asset impairments                        142,692              --         262,608
       Property taxes, insurance and other              161,992        (135,869)         40,509
                                                     ----------      ----------      ----------
 Operating expenses                                     679,921        (135,869)        715,511
                                                     ----------      ----------      ----------

 Operating (loss) income                               (117,349)             --        (218,547)
 Interest expense, net                                    4,841              --          69,565
 Equity in income from consolidated entities                 --        (230,202)             --
                                                     ----------      ----------      ----------
 (Loss) income before minority interests, income
   tax benefit, and discontinued operations            (122,190)        230,202        (288,112)
 Minority interests                                          --              --              (6)
 Income tax benefit                                          --              --             127
                                                     ----------      ----------      ----------

 (Loss) income from continuing operations              (122,190)        230,202        (287,991)

 Discontinued operations:
 (Loss) income from discontinued operations
 before tax expense                                      (2,208)             --          (1,864)
      Income tax benefit                                     --              --              (2)
                                                     ----------      ----------      ----------
   (Loss) income on discontinued operations              (2,208)             --          (1,866)
                                                     ----------      ----------      ----------
 Net (loss) income                                     (124,398)        230,202        (289,857)
                                                     ==========      ==========      ==========

 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONSOLIDATING STATEMENT OF OPERATIONS
 SIX MONTHS ENDED JUNE 30, 2002
 (DOLLARS IN THOUSANDS)

                                                            MERISTAR            NON-         MERISTAR         AGH        MERISTAR
                                                           HOSPITALITY       GUARANTOR        SUB 7C,        UPREIT,      SUB 5N,
                                                             OP, L.P.       SUBSIDIARIES        LLC            LLC         LLC
                                                           -----------      ------------     --------        -------     ---------
 Revenue:
    Hotel operations:
       Rooms                                                        --                --             --             --           --
       Food and beverage                                            --                --             --             --           --
       Other hotel operations                                       --                --             --             --           --
    Office rental, parking and other revenue                     3,538             2,673             --             --           --
    Participating lease revenue                                     --            66,334             --             --          563
                                                               -------           -------        -------        -------      -------
Total revenue                                                    3,538            69,007             --             --          563
                                                               -------           -------        -------        -------      -------

Hotel operating expenses:
       Rooms                                                        --                --             --             --           --
       Food and beverage                                            --                --             --             --           --
       Other hotel operating expenses                               --                --             --             --           --
    Office rental, parking and other expenses                       --               562             --             --           --
Other operating expenses:
       General and administrative                                5,150                14             --             --           --
       Property operating costs                                   (454)               (1)            --             --           --
       Depreciation and amortization                             6,689            24,938             --             --           66
       Property taxes, insurance and other                      (1,931)            9,104             --             --           53
       Change in fair value of non-hedging derivatives,
         net of swap payments                                    3,079                --             --             --           --
       Loss on fair value of non-hedging derivatives             4,735                --             --             --           --
                                                               -------           -------        -------        -------      -------
Operating expenses                                              17,268            34,617             --             --          119
                                                               -------           -------        -------        -------      -------

 Operating (loss) income                                       (13,730)           34,390             --             --          444
       Interest expense, net                                    52,076            13,974             --             --           (3)
       Equity in income from consolidated entities             (58,834)               --             --             --           --
                                                               -------           -------        -------        -------      -------
       (Loss) before minority interests, income
            tax benefit, and discontinued operations            (6,972)           20,416             --             --          447
       Minority interests                                           (8)               --             --             --           --
       Income tax benefit                                          214                --             --             --           --
                                                               -------           -------        -------        -------      -------

       (Loss) income from continuing operations                 (6,766)           20,416             --             --          447

    Discontinued operations:
       (Loss) income from discontinued operations
         before tax expense                                         --             2,080             --             --           --
            Income tax expense                                     (55)               --             --             --           --
                                                               -------           -------        -------        -------      -------
       (Loss) income from discontinued operations                  (55)            2,080             --             --           --

                                                               -------           -------        -------        -------      -------
       Net (loss) income                                        (6,821)           22,496             --             --          447
                                                               =======           =======        =======        =======      =======

                                                              MERISTAR          MERISTAR         AGH
                                                               SUB 8A,           SUB 8F,      SECAUCUS,
                                                                LLC               L.P.           LLC
                                                              --------          --------      ---------
 Revenue:
    Hotel operations:
       Rooms                                                        --                --             --
       Food and beverage                                            --                --             --
       Other hotel operations                                       --                --             --
    Office rental, parking and other revenue                        --                --             --
    Participating lease revenue                                     --             1,141             --
                                                                ------            ------         ------
Total revenue                                                       --             1,141             --
                                                                ------            ------         ------

Hotel operating expenses:
       Rooms                                                        --                --             --
       Food and beverage                                            --                --             --
       Other hotel operating expenses                               --                --             --
    Office rental, parking and other expenses                       --                --             --
Other operating expenses:
       General and administrative                                   --                 1             --
       Property operating costs                                     --                --             --
       Depreciation and amortization                                --               226             --
       Property taxes, insurance and other                          --               376             --
       Change in fair value of non-hedging derivatives,
         net of swap payments                                       --                --             --
       Loss on fair value of non-hedging derivatives                --                --             --
                                                                ------            ------         ------
Operating expenses                                                  --               603             --
                                                                ------            ------         ------

 Operating (loss) income                                            --               538             --
       Interest expense, net                                        --                (4)            --
       Equity in income from consolidated entities                  --                --             --
                                                                ------            ------         ------
       (Loss) before minority interests, income
            tax benefit, and discontinued operations                --               542             --
       Minority interests                                           --                --             --
       Income tax benefit                                           --                --             --
                                                                ------            ------         ------

       (Loss) income from continuing operations                     --               542             --

    Discontinued operations:
       (Loss) income from discontinued operations
         before tax expense                                        507                --             --
            Income tax expense                                      --                --             --
                                                                ------            ------         ------
       (Loss) income from discontinued operations                  507                --             --

                                                                ------            ------         ------
       Net (loss) income                                           507               542             --
                                                                ======            ======         ======

 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONSOLIDATING STATEMENT OF OPERATIONS
 SIX MONTHS ENDED JUNE 30, 2002
 (DOLLARS IN THOUSANDS)

                                                               MERISTAR       MERISTAR         MERISTAR        MERISTAR
                                                                SUB 6H,        SUB 8B,          SUB 1C,         SUB 8E,
                                                                 L.P.            LLC             L.P.            LLC
                                                               --------       --------         --------        --------
 Revenue:
    Hotel operations:
       Rooms                                                        --             --               --             --
       Food and beverage                                            --             --               --             --
       Other hotel operations                                       --             --               --             --
    Office rental, parking and other revenue                        --             --               --             15
    Participating lease revenue                                    791          3,873              814            807
                                                                ------         ------           ------         ------
Total revenue                                                      791          3,873              814            822
                                                                ------         ------           ------         ------

Hotel operating expenses:
       Rooms                                                        --             --               --             --
       Food and beverage                                            --             --               --             --
       Other hotel operating expenses                               --             --               --             --
    Office rental, parking and other expenses                       --             --               --             --
Other operating expenses:
       General and administrative                                    1             --                3             --
       Property operating costs                                     --             --               --             --
       Depreciation and amortization                               215          1,190              514            296
       Property taxes, insurance and other                          49            716              400             91
       Change in fair value of non-hedging derivatives,
         net of swap payments                                       --             --               --             --
       Loss on fair value of non-hedging derivatives                --             --               --             --
                                                                ------         ------           ------         ------
Operating expenses                                                 265          1,906              917            387
                                                                ------         ------           ------         ------

 Operating (loss) income                                           526          1,967             (103)           435
       Interest expense, net                                        (1)           (39)             (21)            (5)
       Equity in income from consolidated entities                  --             --               --             --
                                                                ------         ------           ------         ------
       (Loss) before minority interests, income
            tax benefit, and discontinued operations               527          2,006              (82)           440
       Minority interests                                           --             --               --             --
       Income tax benefit                                           --             --               --             --
                                                                ------         ------           ------         ------

       (Loss) income from continuing operations                    527          2,006              (82)           440

    Discontinued operations:
       (Loss) income from discontinued operations
         before tax expense                                         --             --               --             --
            Income tax expense                                      --             --               --             --
                                                                ------         ------           ------         ------
       (Loss) income from discontinued operations                   --             --               --             --

                                                                ------         ------           ------         ------
       Net (loss) income                                           527          2,006              (82)           440
                                                                ======         ======           ======         ======

                                                             MERISTAR       MERISTAR       MERISTAR         MERISTAR       MERISTAR
                                                              SUB 7F,        SUB 5L,        SUB 3C,          SUB 5R,        SUB 5A,
                                                               LLC            LLC            LLC              LLC            LLC
                                                             --------       --------       --------         --------       --------
 Revenue:
    Hotel operations:
       Rooms                                                       --             --             --               --             --
       Food and beverage                                           --             --             --               --             --
       Other hotel operations                                      --             --             --               --             --
    Office rental, parking and other revenue                       --             --             --               --             --
    Participating lease revenue                                   596            611            989               --             --
                                                                 ----           ----           ----             ----           ----
Total revenue                                                     596            611            989               --             --
                                                                 ----           ----           ----             ----           ----

Hotel operating expenses:
       Rooms                                                       --             --             --               --             --
       Food and beverage                                           --             --             --               --             --
       Other hotel operating expenses                              --             --             --               --             --
    Office rental, parking and other expenses                      --             --             --               --             --
Other operating expenses:
       General and administrative                                  --             --             --               --             --
       Property operating costs                                    --             --             --               --             --
       Depreciation and amortization                              233             67            353               --             --
       Property taxes, insurance and other                         70             60            226               --             --
       Change in fair value of non-hedging derivatives,
         net of swap payments                                      --             --             --               --             --
       Loss on fair value of non-hedging derivatives               --             --             --               --             --
                                                                 ----           ----           ----             ----           ----
Operating expenses                                                303            127            579               --             --
                                                                 ----           ----           ----             ----           ----

 Operating (loss) income                                          293            484            410               --             --
       Interest expense, net                                       (5)            (4)           (10)              --             --
       Equity in income from consolidated entities                 --             --             --               --             --
                                                                 ----           ----           ----             ----           ----
       (Loss) before minority interests, income
            tax benefit, and discontinued operations              298            488            420               --             --
       Minority interests                                          --             --             --               --             --
       Income tax benefit                                          --             --             --               --             --
                                                                 ----           ----           ----             ----           ----

       (Loss) income from continuing operations                   298            488            420               --             --

    Discontinued operations:
       (Loss) income from discontinued operations
         before tax expense                                        --             --             --               --             --
            Income tax expense                                     --             --             --               --             --
                                                                 ----           ----           ----             ----           ----
       (Loss) income from discontinued operations                  --             --             --               --             --

                                                                 ----           ----           ----             ----           ----
       Net (loss) income                                          298            488            420               --             --
                                                                 ====           ====           ====             ====           ====

 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONSOLIDATING STATEMENT OF OPERATIONS
 SIX MONTHS ENDED JUNE 30, 2002
 (DOLLARS IN THOUSANDS)

                                                              MERISTAR     MERISTAR         MERISTAR       MERISTAR         MERISTAR
                                                               SUB 8A,      SUB 6D,          SUB 6E,        SUB 4E,          SUB 1B,
                                                                LLC          LLC              LLC            L.P.             LLC
                                                              --------     --------         --------       --------         --------
 Revenue:
    Hotel operations:
       Rooms                                                       --             --             --             --               --
       Food and beverage                                           --             --             --             --               --
       Other hotel operations                                      --             --             --             --               --
    Office rental, parking and other revenue                       --             10             --              7              569
    Participating lease revenue                                    --          1,153          2,926            699            1,185
                                                               ------         ------         ------         ------           ------
Total revenue                                                      --          1,163          2,926            706            1,754
                                                               ------         ------         ------         ------           ------

Hotel operating expenses:
       Rooms                                                       --             --             --             --               --
       Food and beverage                                           --             --             --             --               --
       Other hotel operating expenses                              --             --             --             --               --
    Office rental, parking and other expenses                      --             --             --             --               --
Other operating expenses:
       General and administrative                                  --             --             --             --               --
       Property operating costs                                    --             --             --             --               --
       Depreciation and amortization                               --            266            849            459              316
       Property taxes, insurance and other                         --             90            415            195               79
       Change in fair value of non-hedging derivatives,
         net of swap payments                                      --             --             --             --               --
       Loss on fair value of non-hedging derivatives               --             --             --             --               --
                                                               ------         ------         ------         ------           ------
Operating expenses                                                 --            356          1,264            654              395
                                                               ------         ------         ------         ------           ------

 Operating (loss) income                                           --            807          1,662             52            1,359
       Interest expense, net                                       --            (13)           (28)           (13)              (8)
       Equity in income from consolidated entities                 --             --             --             --               --
                                                               ------         ------         ------         ------           ------
       (Loss) before minority interests, income
            tax benefit, and discontinued operations               --            820          1,690             65            1,367
       Minority interests                                          --             --             --             --               --
       Income tax benefit                                          --             --             --             --               --
                                                               ------          ------           ---         ------           ------

       (Loss) income from continuing operations                    --             820         1,690             65            1,367

    Discontinued operations:
       (Loss) income from discontinued operations
         before tax expense                                        --              --            --             --               --
            Income tax expense                                     --              --            --             --               --
                                                               ------          ------        ------         ------           ------
       (Loss) income from discontinued operations                  --              --            --             --               --

                                                               ------          ------        ------         ------           ------
       Net (loss) income                                           --             820         1,690             65            1,367
                                                               ======          ======        ======         ======           ======

                                                            MERISTAR         MERISTAR        MERISTAR        MERISTAR      MERISTAR
                                                              5F,             SUB 6G,         SUB 8C,         SUB 4C,       SUB 4H,
                                                              L.P.              LLC             LLC             L.P.          L.P.
                                                            --------         --------        --------        --------      --------
 Revenue:
    Hotel operations:
       Rooms                                                     --               --              --              --            --
       Food and beverage                                         --               --              --              --            --
       Other hotel operations                                    --               --              --              --           --
    Office rental, parking and other revenue                     --               --               2              --            --
    Participating lease revenue                               1,531            1,376             973              --           349
                                                             ------           ------          ------          ------        ------
Total revenue                                                 1,531            1,376             975              --           349
                                                             ------           ------          ------          ------        ------

Hotel operating expenses:
       Rooms                                                     --               --              --              --            --
       Food and beverage                                         --               --              --              --            --
       Other hotel operating expenses                            --               --              --              --            --
    Office rental, parking and other expenses                    --               --              --              --            --
Other operating expenses:
       General and administrative                                 1               --              (1)             --            --
       Property operating costs                                  --               --              --              --            --
       Depreciation and amortization                            528              418             692              --           270
       Property taxes, insurance and other                      170              152             299              --            94
       Change in fair value of non-hedging derivatives,
         net of swap payments                                    --               --              --              --            --
       Loss on fair value of non-hedging derivatives             --               --              --              --            --
                                                             ------           ------          ------          ------        ------
Operating expenses                                              699              570             990              --           364
                                                             ------           ------          ------          ------        ------

 Operating (loss) income                                        832              806             (15)             --           (15)
       Interest expense, net                                    (17)             (22)            (21)             --            (4)
       Equity in income from consolidated entities               --               --              --              --            --
                                                             ------           ------          ------          ------        ------
       (Loss) before minority interests, income
            tax benefit, and discontinued operations            849              828               6              --           (11)
       Minority interests                                        --               --              --              --            --
       Income tax benefit                                        --               --              --              --            --
                                                             ------           ------          ------          ------        ------

       (Loss) income from continuing operations                 849              828               6              --           (11)

    Discontinued operations:
       (Loss) income from discontinued operations
         before tax expense                                      --               --              --              92            --
            Income tax expense                                   --               --              --              --            --
                                                             ------           ------          ------          ------        ------
       (Loss) income from discontinued operations                --               --              --              92            --

                                                             ------           ------          ------          ------        ------
       Net (loss) income                                        849              828               6              92           (11)
                                                             ======           ======          ======          ======        ======

 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONSOLIDATING STATEMENT OF OPERATIONS
 SIX MONTHS ENDED JUNE 30, 2002
 (DOLLARS IN THOUSANDS)

                                                              MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                               SUB 7E,        SUB 3D,        SUB 1A,        SUB 5E,       7A JOINT
                                                                 LLC            LLC            LLC            LLC          VENTURE
                                                              --------       --------       --------       --------       --------
 Revenue:
    Hotel operations:
       Rooms                                                       --             --             --             --             --
       Food and beverage                                           --             --             --             --             --
       Other hotel operations                                      --             --             --             --             --
    Office rental, parking and other revenue                       --             --             --             --             --
    Participating lease revenue                                   717          1,227            871          2,904            625
                                                               ------         ------         ------         ------         ------
Total revenue                                                     717          1,227            871          2,904            625
                                                               ------         ------         ------         ------         ------

Hotel operating expenses:
       Rooms                                                       --             --             --             --             --
       Food and beverage                                           --             --             --             --             --
       Other hotel operating expenses                              --             --             --             --             --
    Office rental, parking and other expenses                      --             --             --             --             --
Other operating expenses:
       General and administrative                                  --             --             --             --              1
       Property operating costs                                    --             --             --             --             --
       Depreciation and amortization                              315            451            232            969            208
       Property taxes, insurance and other                         79             81            163            195            111
       Change in fair value of non-hedging derivatives,
         net of swap payments                                      --             --             --             --             --
       Loss on fair value of non-hedging derivatives               --             --             --             --             --
                                                               ------         ------         ------         ------         ------
Operating expenses                                                394            532            395          1,164            320
                                                               ------         ------         ------         ------         ------

 Operating (loss) income                                          323            695            476          1,740            305
       Interest expense, net                                       (9)           (20)            (9)           (16)           (16)
       Equity in income from consolidated entities                 --             --             --             --             --
                                                               ------         ------         ------         ------         ------
       (Loss) before minority interests, income
            tax benefit, and discontinued operations              332            715            485          1,756            321
       Minority interests                                          --             --             --             --             --
       Income tax benefit                                          --             --             --             --             --
                                                               ------         ------         ------         ------         ------

       (Loss) income from continuing operations                   332            715            485          1,756            321

    Discontinued operations:
       (Loss) income from discontinued operations
         before tax expense                                        --             --             --             --             --
            Income tax expense                                     --             --             --             --             --
                                                               ------         ------         ------         ------         ------
       (Loss) income from discontinued operations                  --             --             --             --             --

                                                               ------         ------         ------         ------         ------
       Net (loss) income                                          332            715            485          1,756            321
                                                               ======         ======         ======         ======         ======

                                                             MERISTAR        MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                              SUB 6K,         SUB 2B,        SUB 3A,        SUB 4A,        SUB 4D,
                                                                LLC             LLC            LLC            LLC            LLC
                                                             --------        --------       ---------      --------       --------
 Revenue:
    Hotel operations:
       Rooms                                                       --               --             --             --            --
       Food and beverage                                           --               --             --             --            --
       Other hotel operations                                      --               --             --             --            --
    Office rental, parking and other revenue                       --               --             --             --            --
    Participating lease revenue                                 2,045              271            265            497            --
                                                               ------           ------         ------         ------        ------
Total revenue                                                   2,045              271            265            497            --
                                                               ------           ------         ------         ------        ------

Hotel operating expenses:
       Rooms                                                       --               --             --             --            --
       Food and beverage                                           --               --             --             --            --
       Other hotel operating expenses                              --               --             --             --            --
    Office rental, parking and other expenses                      --               --             --             --            --
Other operating expenses:
       General and administrative                                  --               --             --             --            --
       Property operating costs                                    --               --             --             --            --
       Depreciation and amortization                              372              212            133             --            --
       Property taxes, insurance and other                        241               71             55            121            --
       Change in fair value of non-hedging derivatives,
         net of swap payments                                      --               --             --             --            --
       Loss on fair value of non-hedging derivatives               --               --             --             --            --
                                                               ------           ------         ------         ------        ------
Operating expenses                                                613              283            188            121            --
                                                               ------           ------         ------         ------        ------

 Operating (loss) income                                        1,432              (12)            77            376            --
       Interest expense, net                                      (18)             194            (18)           (17)           --
       Equity in income from consolidated entities                 --               --             --             --            --
                                                               ------           ------         ------         ------        ------
       (Loss) before minority interests, income
            tax benefit, and discontinued operations            1,450             (206)            95            393            --
       Minority interests                                          --               --             --             --            --
       Income tax benefit                                          --               --             --             --            --
                                                               ------           ------         ------         ------        ------

       (Loss) income from continuing operations                 1,450             (206)            95            393            --

    Discontinued operations:
       (Loss) income from discontinued operations
         before tax expense                                        --               --             --             --            10
            Income tax expense                                     --               --             --             --            --
                                                               ------           ------         ------         ------        ------
       (Loss) income from discontinued operations                  --               --             --             --            10

                                                               ------           ------         ------         ------        ------
       Net (loss) income                                        1,450             (206)            95            393            10
                                                               ======           ======         ======         ======        ======

 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONSOLIDATING STATEMENT OF OPERATIONS
 SIX MONTHS ENDED JUNE 30, 2002
 (DOLLARS IN THOUSANDS)

                                                                MERISTAR       MERISTAR         MDV          MERISTAR       MERISTAR
                                                                 SUB 2A,        SUB 6L,       LIMITED         SUB 5C,        SUB 6J,
                                                                   LLC            LLC       PARTNERSHIP         LLC            LLC
                                                                --------       --------     -----------      ---------      --------
 Revenue:
    Hotel operations:
       Rooms                                                         --             --             --             --             --
       Food and beverage                                             --             --             --             --             --
       Other hotel operations                                        --             --             --             --             --
    Office rental, parking and other revenue                         --             --             --             --             --
    Participating lease revenue                                     294            842            331            738          1,438
                                                                 ------         ------         ------         ------         ------
Total revenue                                                       294            842            331            738          1,438
                                                                 ------         ------         ------         ------         ------

Hotel operating expenses:
       Rooms                                                         --             --             --             --             --
       Food and beverage                                             --             --             --             --             --
       Other hotel operating expenses                                --             --             --             --             --
    Office rental, parking and other expenses                        --             --             --             --             --
Other operating expenses:
       General and administrative                                     2              1             --             --             --
       Property operating costs                                      --             --             --             --             --
       Depreciation and amortization                                159            445             68            298            322
       Property taxes, insurance and other                           75             98             65            208             93
       Change in fair value of non-hedging derivatives,
         net of swap payments                                        --             --             --             --             --
       Loss on fair value of non-hedging derivatives                 --             --             --             --             --
                                                                 ------         ------         ------         ------         ------
Operating expenses                                                  236            544            133            506            415
                                                                 ------         ------         ------         ------         ------

 Operating (loss) income                                             58            298            198            232          1,023
       Interest expense, net                                        341             (5)            (2)           (17)           (19)
       Equity in income from consolidated entities                   --             --             --             --             --
                                                                 ------         ------         ------         ------         ------
       (Loss) before minority interests, income
            tax benefit, and discontinued operations               (283)           303            200            249          1,042
       Minority interests                                            --             --             --             --             --
       Income tax benefit                                            --             --             --             --             --
                                                                 ------         ------         ------         ------         ------

       (Loss) income from continuing operations                    (283)           303            200            249          1,042

    Discontinued operations:
       (Loss) income from discontinued operations
         before tax expense                                          --             --             --             --             --
            Income tax expense                                       --             --             --             --             --
                                                                 ------         ------         ------         ------         ------
       (Loss) income from discontinued operations                    --             --             --             --             --

                                                                 ------         ------         ------         ------         ------
       Net (loss) income                                           (283)           303            200            249          1,042
                                                                 ======         ======         ======         ======         ======

                                                                MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                                 SUB 1D,        SUB 7B,        SUB 7D,        SUB 7G,        SUB 6B,
                                                                   L.P.           L.P.           LLC            LLC            LLC
                                                                --------       --------       --------       --------       --------
 Revenue:
    Hotel operations:
       Rooms                                                         --             --             --             --             --
       Food and beverage                                             --             --             --             --             --
       Other hotel operations                                        --             --             --             --             --
    Office rental, parking and other revenue                        215             --            672             --             --
    Participating lease revenue                                   2,660            781          2,774            292            649
                                                                 ------         ------         ------         ------         ------
Total revenue                                                     2,875            781          3,446            292            649
                                                                 ------         ------         ------         ------         ------

Hotel operating expenses:
       Rooms                                                         --             --             --             --             --
       Food and beverage                                             --             --             --             --             --
       Other hotel operating expenses                                --             --             --             --             --
    Office rental, parking and other expenses                        65             --            682             --             --
Other operating expenses:
       General and administrative                                    --              1             --             --             --
       Property operating costs                                      --             --             --             --             --
       Depreciation and amortization                              1,118            463            832            378            227
       Property taxes, insurance and other                          546            444          1,067            120            116
       Change in fair value of non-hedging derivatives,
         net of swap payments                                        --             --             --             --             --
       Loss on fair value of non-hedging derivatives                 --             --             --             --             --
                                                                 ------         ------         ------         ------         ------
Operating expenses                                                1,729            908          2,581            498            343
                                                                 ------         ------         ------         ------         ------

 Operating (loss) income                                          1,146           (127)           865           (206)           306
       Interest expense, net                                        (30)            (8)           (23)           (12)            (4)
       Equity in income from consolidated entities                   --             --             --             --             --
                                                                 ------         ------         ------         ------         ------
       (Loss) before minority interests, income
            tax benefit, and discontinued operations              1,176           (119)           888           (194)           310
       Minority interests                                            --             --             --             --             --
       Income tax benefit                                            --             --             --             --             --
                                                                 ------         ------         ------         ------         ------

       (Loss) income from continuing operations                   1,176           (119)           888           (194)           310

    Discontinued operations:
       (Loss) income from discontinued operations
         before tax expense                                          --             --             --             --             --
            Income tax expense                                       --             --             --             --             --
                                                                 ------         ------         ------         ------         ------
       (Loss) income from discontinued operations                    --             --             --             --             --

                                                                 ------         ------         ------         ------         ------
       Net (loss) income                                          1,176           (119)           888           (194)           310
                                                                 ======         ======         ======         ======         ======

 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONSOLIDATING STATEMENT OF OPERATIONS
 SIX MONTHS ENDED JUNE 30, 2002
 (DOLLARS IN THOUSANDS)

                                                                MERISTAR       MERISTAR       MERISTAR       MERISTAR         AGH
                                                                 SUB 4I,        SUB 5D,        SUB 5H,        SUB 7H,        PSS I,
                                                                   L.P.           LLC            LLC            LLC           INC.
                                                                --------       --------       --------       --------        ------
 Revenue:
    Hotel operations:
       Rooms                                                         --             --             --             --             --
       Food and beverage                                             --             --             --             --             --
       Other hotel operations                                        --             --             --             --             --
    Office rental, parking and other revenue                         --             --             --             --              2
    Participating lease revenue                                      39            992          1,970            629          1,403
                                                                 ------         ------         ------         ------         ------
Total revenue                                                        39            992          1,970            629          1,405
                                                                 ------         ------         ------         ------         ------

Hotel operating expenses:
       Rooms                                                         --             --             --             --             --
       Food and beverage                                             --             --             --             --             --
       Other hotel operating expenses                                --             --             --             --             --
    Office rental, parking and other expenses                        --             --             --             --             --
Other operating expenses:
       General and administrative                                    --             --             --             --             --
       Property operating costs                                      --             --             --             --             --
       Depreciation and amortization                                243            724            986            290             --
       Property taxes, insurance and other                          152            163            332            183            212
       Change in fair value of non-hedging derivatives,
         net of swap payments                                        --             --             --             --             --
       Loss on fair value of non-hedging derivatives                 --             --             --             --             --
                                                                 ------         ------         ------         ------         ------
Operating expenses                                                  395            887          1,318            473            212
                                                                 ------         ------         ------         ------         ------

 Operating (loss) income                                           (356)           105            652            156          1,193
       Interest expense, net                                        (20)           779            (40)           (10)           (22)
       Equity in income from consolidated entities                   --             --             --             --             --
                                                                 ------         ------         ------         ------         ------
       (Loss) before minority interests, income
            tax benefit, and discontinued operations               (336)          (674)           692            166          1,215
       Minority interests                                            --             --             --             --             --
       Income tax benefit                                            --             --             --             --             --
                                                                 ------         ------         ------         ------         ------

       (Loss) income from continuing operations                    (336)          (674)           692            166          1,215

    Discontinued operations:
       (Loss) income from discontinued operations
         before tax expense                                          --             --             --             --             --
            Income tax expense                                       --             --             --             --             --
                                                                 ------         ------         ------         ------         ------
       (Loss) income from discontinued operations                    --             --             --             --             --

                                                                 ------         ------         ------         ------         ------
       Net (loss) income                                           (336)          (674)           692            166          1,215
                                                                 ======         ======         ======         ======         ======

                                                                MERISTAR       MERISTAR       MERISTAR       MERISTAR       MERISTAR
                                                                 SUB 2D,        SUB 4F,        SUB 5K,        SUB 5M,        SUB 1E,
                                                                   LLC           L.P.            LLC            LLC            L.P.
                                                                --------       --------       --------       --------       --------
 Revenue:
    Hotel operations:
       Rooms                                                         --             --             --             --             --
       Food and beverage                                             --             --             --             --             --
       Other hotel operations                                        --             --             --             --             --
    Office rental, parking and other revenue                         --              4             --             --             --
    Participating lease revenue                                     597            934          1,379          1,089            776
                                                                 ------         ------         ------         ------         ------
Total revenue                                                       597            938          1,379          1,089            776
                                                                 ------         ------         ------         ------         ------

Hotel operating expenses:
       Rooms                                                         --             --             --             --             --
       Food and beverage                                             --             --             --             --             --
       Other hotel operating expenses                                --             --             --             --             --
    Office rental, parking and other expenses                        --             --             --             --             --
Other operating expenses:
       General and administrative                                    --             --             --             --             --
       Property operating costs                                      --             --             --             --             --
       Depreciation and amortization                                237            560            594            226            150
       Property taxes, insurance and other                          115            186            151            150             73
       Change in fair value of non-hedging derivatives,
         net of swap payments                                        --             --             --             --             --
       Loss on fair value of non-hedging derivatives                 --             --             --             --             --
                                                                 ------         ------         ------         ------         ------
Operating expenses                                                  352            746            745            376            223
                                                                 ------         ------         ------         ------         ------

 Operating (loss) income                                            245            192            634            713            553
       Interest expense, net                                        392            (17)           (50)           (10)            (8)
       Equity in income from consolidated entities                   --             --             --             --             --
                                                                 ------         ------         ------         ------         ------
       (Loss) before minority interests, income
            tax benefit, and discontinued operations               (147)           209            684            723            561
       Minority interests                                            --             --             --             --             --
       Income tax benefit                                            --             --             --             --             --
                                                                 ------         ------         ------         ------         ------

       (Loss) income from continuing operations                    (147)           209            684            723            561

    Discontinued operations:
       (Loss) income from discontinued operations
         before tax expense                                          --             --             --             --             --
            Income tax expense                                       --             --             --             --             --
                                                                 ------         ------         ------         ------         ------
       (Loss) income from discontinued operations                    --             --             --             --             --

                                                                 ------         ------         ------         ------         ------
       Net (loss) income                                           (147)           209            684            723            561
                                                                 ======         ======         ======         ======         ======

 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONSOLIDATING STATEMENT OF OPERATIONS
 SIX MONTHS ENDED JUNE 30, 2002
 (DOLLARS IN THOUSANDS)

                                                                MERISTAR       MERISTAR      MERISTAR        MERISTAR       MERISTAR
                                                                 SUB 5O,       SUB 6M         SUB 4B,         SUB 6C,        SUB 2C,
                                                                   LLC         COMPANY          L.P.            LLC            LLC
                                                                --------       --------      --------        --------       --------
 Revenue:
    Hotel operations:
       Rooms                                                         --             --             --             --             --
       Food and beverage                                             --             --             --             --             --
       Other hotel operations                                        --             --             --             --             --
    Office rental, parking and other revenue                         --             --             --              8             28
    Participating lease revenue                                     482          2,216            106          1,546            762
                                                                 ------         ------         ------         ------         ------
Total revenue                                                       482          2,216            106          1,554            790
                                                                 ------         ------         ------         ------         ------

Hotel operating expenses:
       Rooms                                                         --             --             --             --             --
       Food and beverage                                             --             --             --             --             --
       Other hotel operating expenses                                --             --             --             --             --
    Office rental, parking and other expenses                        --             --             --             --             --
Other operating expenses:
       General and administrative                                    --             --             --             --             --
       Property operating costs                                      --             --             --             --             --
       Depreciation and amortization                                109            603            296            394            519
       Property taxes, insurance and other                           69            144            171            100            175
       Change in fair value of non-hedging derivatives,
         net of swap payments                                        --             --             --             --             --
       Loss on fair value of non-hedging derivatives                 --             --             --             --             --
                                                                 ------         ------         ------         ------         ------
Operating expenses                                                  178            747            467            494            694
                                                                 ------         ------         ------         ------         ------

 Operating (loss) income                                            304          1,469           (361)         1,060             96
       Interest expense, net                                         (4)           (11)          (122)           (18)           676
       Equity in income from consolidated entities                   --             --             --             --             --
                                                                 ------         ------         ------         ------         ------
       (Loss) before minority interests, income
            tax benefit, and discontinued operations                308          1,480           (239)         1,078           (580)
       Minority interests                                            --             --             --             --             --
       Income tax benefit                                            --             --             --             --             --
                                                                 ------         ------         ------         ------         ------

       (Loss) income from continuing operations                     308          1,480           (239)         1,078           (580)

    Discontinued operations:
       (Loss) income from discontinued operations
         before tax expense                                          --             --             --             --             --
            Income tax expense                                       --             --             --             --             --
                                                                 ------         ------         ------         ------         ------
       (Loss) income from discontinued operations                    --             --             --             --             --

                                                                 ------         ------         ------         ------         ------
       Net (loss) income                                            308          1,480           (239)         1,078           (580)
                                                                 ======         ======         ======         ======         ======

                                                                 MERISTAR       MERISTAR       MERISTAR       MERISTAR      MERISTAR
                                                                  SUB 4G,        SUB 3B,        SUB 5G,        SUB 5P,       SUB 5J,
                                                                   L.P.            LLC            L.P.           LLC           LLC
                                                                 --------       --------       --------       --------      --------
 Revenue:
    Hotel operations:
       Rooms                                                          --             --             --             --            --
       Food and beverage                                              --             --             --             --            --
       Other hotel operations                                         --             --             --             --            --
    Office rental, parking and other revenue                          10             --             30             --            --
    Participating lease revenue                                    1,347             --          6,253            302         5,376
                                                                  ------         ------         ------         ------        ------
Total revenue                                                      1,357             --          6,283            302         5,376
                                                                  ------         ------         ------         ------        ------

Hotel operating expenses:
       Rooms                                                          --             --             --             --            --
       Food and beverage                                              --             --             --             --            --
       Other hotel operating expenses                                 --             --             --             --            --
    Office rental, parking and other expenses                         --             --             --             --            --
Other operating expenses:
       General and administrative                                     --             --              2             --            --
       Property operating costs                                       --             --             --             --            --
       Depreciation and amortization                                 458             --          3,095              1         1,733
       Property taxes, insurance and other                           249             --            921             18           910
       Change in fair value of non-hedging derivatives,
         net of swap payments                                         --             --             --             --            --
       Loss on fair value of non-hedging derivatives                  --             --             --             --            --
                                                                  ------         ------         ------         ------        ------
Operating expenses                                                   707             --          4,018             19         2,643
                                                                  ------         ------         ------         ------        ------

 Operating (loss) income                                             650             --          2,265            283         2,733
       Interest expense, net                                         (13)            --            (67)            --           (57)
       Equity in income from consolidated entities                    --             --             --             --            --
                                                                  ------         ------         ------         ------        ------
       (Loss) before minority interests, income
            tax benefit, and discontinued operations                 663             --          2,332            283         2,790
       Minority interests                                             --             --             --             --            --
       Income tax benefit                                             --             --             --             --            --
                                                                  ------         ------         ------         ------        ------

       (Loss) income from continuing operations                      663             --          2,332            283         2,790

    Discontinued operations:
       (Loss) income from discontinued operations
         before tax expense                                           --            (18)            --             --            --
            Income tax expense                                        --             --             --             --            --
                                                                  ------         ------         ------         ------        ------
       (Loss) income from discontinued operations                     --            (18)            --             --            --

                                                                  ------         ------         ------         ------        ------
       Net (loss) income                                             663            (18)         2,332            283         2,790
                                                                  ======         ======         ======         ======        ======

 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONSOLIDATING STATEMENT OF OPERATIONS
 SIX MONTHS ENDED JUNE 30, 2002
 (DOLLARS IN THOUSANDS)

                                                               MERISTAR       MERISTAR      MERISTAR       MERISTAR      MERISTAR
                                                                SUB 5Q,        SUB 5R,       SUB 8D,        SUB 4J,        HOTEL
                                                                  LLC            LLC           LLC            LLC       LESSEE, INC.
                                                               --------       --------      --------       --------     ------------
 Revenue:
    Hotel operations:
       Rooms                                                         --             --            --             --        336,830
       Food and beverage                                             --             --            --             --        129,673
       Other hotel operations                                        --             --            --             --         39,298
    Office rental, parking and other revenue                         --             60            --            134            524
    Participating lease revenue                                   1,196          3,000         1,158          1,590           (523)
                                                               --------       --------      --------       --------       --------
Total revenue                                                     1,196          3,060         1,158          1,724        505,802
                                                               --------       --------      --------       --------       --------

Hotel operating expenses:
       Rooms                                                         --             --            --             --         78,085
       Food and beverage                                             --             --            --             --         91,515
       Other hotel operating expenses                                --             --            --             --         21,827
    Office rental, parking and other expenses                        --             --            --            188             --
Other operating expenses:
       General and administrative                                    --             --            --              4         78,981
       Property operating costs                                      --             --            --             --         74,454
       Depreciation and amortization                                240            690           634            671          1,083
       Property taxes, insurance and other                          140            301           207             15        157,303
       Change in fair value of non-hedging derivatives,
         net of swap payments                                        --             --            --             --             --
       Loss on fair value of non-hedging derivatives                 --             --            --             --             --
                                                               --------       --------      --------       --------       --------
Operating expenses                                                  380            991           841            878        503,248
                                                               --------       --------      --------       --------       --------

 Operating (loss) income                                            816          2,069           317            846          2,554
       Interest expense, net                                        (47)         1,384           (10)           (22)           (40)
       Equity in income from consolidated entities                   --             --            --             --             --
                                                               --------       --------      --------       --------       --------
       (Loss) before minority interests, income
            tax benefit, and discontinued operations                863            685           327            868          2,594
       Minority interests                                            --             --            --             --             --
       Income tax benefit                                            --             --            --             --             --
                                                               --------       --------      --------       --------       --------

       (Loss) income from continuing operations                     863            685           327            868          2,594

    Discontinued operations:
       (Loss) income from discontinued operations
         before tax expense                                          --             --            --             --           (411)
            Income tax expense                                       --             --            --             --             --
                                                               --------       --------      --------       --------       --------
       (Loss) income from discontinued operations                    --             --            --             --           (411)

                                                               --------       --------      --------       --------       --------
       Net (loss) income                                            863            685           327            868          2,183
                                                               ========       ========      ========       ========       ========

                                                                                 GUARANTOR
                                                                                SUBSIDIARIES                               TOTAL
                                                                                   TOTAL            ELIMINATIONS        CONSOLIDATED
                                                                                ------------        ------------        ------------
 Revenue:
    Hotel operations:
       Rooms                                                                       336,830                  --              336,830
       Food and beverage                                                           129,673                  --              129,673
       Other hotel operations                                                       39,298                  --               39,298
    Office rental, parking and other revenue                                         2,290                  --                8,501
    Participating lease revenue                                                     75,217            (141,551)                  --
                                                                                  --------            --------             --------
Total revenue                                                                      583,308            (141,551)             514,302
                                                                                  --------            --------             --------

Hotel operating expenses:
       Rooms                                                                        78,085                  --               78,085
       Food and beverage                                                            91,515                  --               91,515
       Other hotel operating expenses                                               21,827                  --               21,827
    Office rental, parking and other expenses                                          935                  --                1,497
Other operating expenses:
       General and administrative                                                   78,997                  --               84,161
       Property operating costs                                                     74,454                  --               73,999
       Depreciation and amortization                                                28,696                  --               60,323
       Property taxes, insurance and other                                         169,924            (141,551)              35,546
       Change in fair value of non-hedging derivatives,
         net of swap payments                                                           --                  --                3,079
       Loss on fair value of non-hedging derivatives                                    --                  --                4,735
                                                                                  --------            --------             --------
Operating expenses                                                                 544,433            (141,551)             454,767
                                                                                  --------            --------             --------

 Operating (loss) income                                                            38,875                  --               59,535
       Interest expense, net                                                         2,717                  --               68,767
       Equity in income from consolidated entities                                      --              58,834                   --
                                                                                  --------            --------             --------
       (Loss) before minority interests, income
            tax benefit, and discontinued operations                                36,158             (58,834)              (9,232)
       Minority interests                                                               --                  --                   (8)
       Income tax benefit                                                               --                  --                  214
                                                                                  --------            --------             --------

       (Loss) income from continuing operations                                     36,158             (58,834)              (9,026)

    Discontinued operations:
       (Loss) income from discontinued operations
         before tax expense                                                            180                  --                2,260
            Income tax expense                                                          --                  --                  (55)
                                                                                  --------            --------             --------
       (Loss) income from discontinued operations                                      180                  --                2,205

                                                                                  --------            --------             --------
       Net (loss) income                                                            36,338             (58,834)              (6,821)
                                                                                  ========            ========             ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING CASH FLOW
SIX MONTHS ENDED JUNE 30, 2003
(DOLLARS IN THOUSANDS)


                                                                    MERISTAR         NON-       MERISTAR        AGH        MERISTAR
                                                                   HOSPITALITY    GUARANTOR      SUB 7C,      UPREIT,      SUB 5N,
                                                                    OP, L.P.     SUBSIDIARIES      LLC          LLC          LLC
                                                                   -----------   ------------  ----------   ----------   ----------
Operating activities:

   Net (loss) income                                                 (289,857)     (105,804)           --           --          394
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
    Depreciation and amortization                                       5,072        25,558            --           --           69
    Loss on asset impairment                                               --       119,917            --           --           --
    Equity in earnings of affiliates                                  230,202            --            --           --           --
    Minority interests                                                      6            --            --           --           --
    Amortization of unearned stock based compensation                   1,433            --            --           --           --
    Unrealized gain on interest rate swaps recognized in net loss      (3,395)           --            --           --           --
    Deferred income taxes                                              (1,534)           --            --           --           --
    Changes in operating assets and liabilities:
     Accounts receivable, net                                          (2,792)          144            --           --           --
     Prepaid expenses and other                                         4,476            89            --           --           --
     Due from/to Interstate Hotels                                        724            (1)           --           --           --
     Due to/from subsidiaries                                          81,069       (41,235)           --           --         (465)
     Accounts payable, accrued expenses and other liabilities           4,348        (4,256)           --           --           15
                                                                   ----------    ----------    ----------   ----------   ----------
     Net cash provided by (used in) operating activities               29,752        (5,588)           --           --           13
                                                                   ----------    ----------    ----------   ----------   ----------

Investing activities:

   Investment in hotel properties                                        (503)       (3,061)           --           --          (13)
   Proceeds from sales of assets                                           --        12,650            --           --           --
   Purchases of marketable securities                                 (18,056)           --            --           --           --
   Net payments from (advances to) Interstate Hotels & Resorts         42,052            --            --           --           --
   Decrease in restricted cash                                         (9,692)          (48)           --           --           --
   Other, net                                                              --          (299)           --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
     Net cash provided by (used in) investing activities               13,801         9,242            --           --          (13)
                                                                   ----------    ----------    ----------   ----------   ----------

Financing activities:

   Principal payments on long-term debt                               (24,359)       (3,654)           --           --           --
   Distributions paid to partners                                        (141)           --            --           --           --
   Purchase of limited partnership unit                                   (65)           --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
     Net cash used in financing activities                            (24,565)       (3,654)           --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
Effect of exchange rate changes on cash                                  (115)           --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
NET CHANGE IN CASH                                                     18,873            --            --           --           --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                         21,372            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                               40,245            --            --           --           --
                                                                   ==========    ==========    ==========   ==========   ==========


                                                                    MERISTAR      MERISTAR      MERISTAR     MERISTAR     MERISTAR
                                                                     SUB 8A,       SUB 8F,       SUB 8G,      SUB 6H,      SUB 8B,
                                                                      LLC            L.P.          LLC         L.P.          LLC
                                                                   ----------    ----------    ----------   ----------   ----------
Operating activities:

   Net (loss) income                                                       --           666            --          270        1,724
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
    Depreciation and amortization                                          --           261            --          252        1,220
    Loss on asset impairment                                               --            --            --           --           --
    Equity in earnings of affiliates                                       --            --            --           --           --
    Minority interests                                                     --            --            --           --           --
    Amortization of unearned stock based compensation                      --            --            --           --           --
    Unrealized gain on interest rate swaps recognized in net loss          --            --            --           --           --
    Deferred income taxes                                                  --            --            --           --           --
    Changes in operating assets and liabilities:
     Accounts receivable, net                                              --           (28)           --           --           --
     Prepaid expenses and other                                            --            (5)           --           (5)          --
     Due from/to Interstate Hotels                                         --            --            --           --           --
     Due to/from subsidiaries                                               1          (743)           --         (541)      (2,164)
     Accounts payable, accrued expenses and other liabilities              (1)         (130)           --           31          (44)
                                                                   ----------    ----------    ----------   ----------   ----------
     Net cash provided by (used in) operating activities                   --            21            --            7          736
                                                                   ----------    ----------    ----------   ----------   ----------

Investing activities:

   Investment in hotel properties                                          --           (21)           --           (7)        (736)
   Proceeds from sales of assets                                           --            --            --           --           --
   Purchases of marketable securities                                      --            --            --           --           --
   Net payments from (advances to) Interstate Hotels & Resorts             --            --            --           --           --
   Decrease in restricted cash                                             --            --            --           --           --
   Other, net                                                              --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
     Net cash provided by (used in) investing activities                   --           (21)           --           (7)        (736)
                                                                   ----------    ----------    ----------   ----------   ----------

Financing activities:

   Principal payments on long-term debt                                    --            --            --           --           --
   Distributions paid to partners                                          --            --            --           --           --
   Purchase of limited partnership unit                                    --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
     Net cash used in financing activities                                 --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
Effect of exchange rate changes on cash                                    --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
NET CHANGE IN CASH                                                         --            --            --           --           --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                             --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                   --            --            --           --           --
                                                                   ==========    ==========    ==========   ==========   ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING CASH FLOW
SIX MONTHS ENDED JUNE 30, 2003
(DOLLARS IN THOUSANDS)

                                                                    MERISTAR      MERISTAR      MERISTAR     MERISTAR     MERISTAR
                                                                     SUB 1C,       SUB 8E,       SUB 7F,      SUB 5L,      SUB 3C,
                                                                       L.P           LLC           LLC          LLC          LLC
                                                                   ----------    ----------    ----------   ----------   ----------
Operating activities:

  Net (loss) income                                                      (48)          335        (1,495)         415           416
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
    Depreciation and amortization                                         508           291           229           69          356
    Loss on asset impairment                                               --            --         1,637           --           --
    Equity in earnings of affiliates                                       --            --            --           --           --
    Minority interests                                                     --            --            --           --           --
    Amortization of unearned stock based compensation                      --            --            --           --           --
    Unrealized gain on interest rate swaps recognized in net loss          --            --            --           --           --
    Deferred income taxes                                                  --            --            --           --           --
    Changes in operating assets and liabilities:
     Accounts receivable, net                                              --            --            --           48           --
     Prepaid expenses and other                                           (17)           --            --           (6)          --
     Due from/to Interstate Hotels                                         --            --            --           --           --
     Due to/from subsidiaries                                            (223)         (543)         (358)        (430)        (698)
     Accounts payable, accrued expenses and other liabilities            (143)          (15)           20           (4)         (62)
                                                                   ----------    ----------    ----------   ----------   ----------
     Net cash provided by (used in) operating activities                   77            68            33           92           12
                                                                   ----------    ----------    ----------   ----------   ----------

Investing activities:

   Investment in hotel properties                                         (77)          (68)          (33)         (92)         (12)
   Proceeds from sales of assets                                           --            --            --           --           --
   Purchases of marketable securities                                      --            --            --           --           --
   Net payments from (advances to) Interstate Hotels & Resorts             --            --            --           --           --
   Decrease in restricted cash                                             --            --            --           --           --
   Other, net                                                              --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
     Net cash provided by (used in) investing activities                  (77)          (68)          (33)         (92)         (12)
                                                                   ----------    ----------    ----------   ----------   ----------

Financing activities:

   Principal payments on long-term debt                                    --            --            --           --           --
   Distributions paid to partners                                          --            --            --           --           --
   Purchase of limited partnership unit                                    --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
     Net cash used in financing activities                                 --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
Effect of exchange rate changes on cash                                    --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
NET CHANGE IN CASH                                                         --            --            --           --           --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                             --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                   --            --            --           --           --
                                                                   ==========    ==========    ==========   ==========   ==========

                                                                    MERISTAR     MERISTAR      MERISTAR      MERISTAR     MERISTAR
                                                                     SUB 5R,      SUB 6D,       SUB 6E,       SUB 4E,      SUB 1B,
                                                                       LLC         LLC            LLC           L.P.         LLC
                                                                   ----------   ----------    ----------    ----------   ----------
Operating activities:

   Net (loss) income                                                       --          539         1,647       (14,549)         887
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
    Depreciation and amortization                                          --          273           822           421          284
    Loss on asset impairment                                               --           --            --        14,611           --
    Equity in earnings of affiliates                                       --           --            --            --           --
    Minority interests                                                     --           --            --            --           --
    Amortization of unearned stock based compensation                      --           --            --            --           --
    Unrealized gain on interest rate swaps recognized in net loss          --           --            --            --           --
    Deferred income taxes                                                  --           --            --            --           --
    Changes in operating assets and liabilities:
     Accounts receivable, net                                              --           (5)           --            --           --
     Prepaid expenses and other                                            --           --            --            --          (36)
     Due from/to Interstate Hotels                                         --           --            --            --           --
     Due to/from subsidiaries                                              --         (801)       (2,298)         (129)      (1,031)
     Accounts payable, accrued expenses and other liabilities              --           (6)          (45)         (260)         (13)
                                                                   ----------   ----------    ----------    ----------   ----------
     Net cash provided by (used in) operating activities                   --           --           126            94           91
                                                                   ----------   ----------    ----------    ----------   ----------

Investing activities:

   Investment in hotel properties                                          --           --          (126)          (94)         (80)
   Proceeds from sales of assets                                           --           --            --            --           --
   Purchases of marketable securities                                      --           --            --            --           --
   Net payments from (advances to) Interstate Hotels & Resorts             --           --            --            --           --
   Decrease in restricted cash                                             --           --            --            --           --
   Other, net                                                              --           --            --            --           --
                                                                   ----------   ----------    ----------    ----------   ----------
     Net cash provided by (used in) investing activities                   --           --          (126)          (94)         (80)
                                                                   ----------   ----------    ----------    ----------   ----------

Financing activities:

   Principal payments on long-term debt                                    --           --            --            --          (11)
   Distributions paid to partners                                          --           --            --            --           --
   Purchase of limited partnership unit                                    --           --            --            --           --
                                                                   ----------   ----------    ----------    ----------   ----------
     Net cash used in financing activities                                 --           --            --            --          (11)
                                                                   ----------   ----------    ----------    ----------   ----------
Effect of exchange rate changes on cash                                    --           --            --            --           --
                                                                   ----------   ----------    ----------    ----------   ----------
NET CHANGE IN CASH                                                         --           --            --            --           --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                             --           --            --            --           --
                                                                   ----------   ----------    ----------    ----------   ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                   --           --            --            --           --
                                                                   ==========   ==========    ==========    ==========   ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING CASH FLOW
SIX MONTHS ENDED JUNE 30, 2003
(DOLLARS IN THOUSANDS)

                                                                    MERISTAR      MERISTAR      MERISTAR     MERISTAR     MERISTAR
                                                                     SUB 5F,       SUB 6G,       SUB 8C,      SUB 4C,      SUB 4H,
                                                                      L.P.          LLC           LLC          L.P.         L.P.
                                                                   ----------    ----------    ----------   ----------   ----------
Operating activities:

   Net (loss) income                                                   (6,476)          629        (4,934)          --       (5,399)
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
    Depreciation and amortization                                         534           430           377           --          264
    Loss on asset impairment                                            7,231            --         5,213           --        5,187
    Equity in earnings of affiliates                                       --            --            --           --           --
    Minority interests                                                     --            --            --           --           --
    Amortization of unearned stock based compensation                      --            --            --           --           --
    Unrealized gain on interest rate swaps recognized in net loss          --            --            --           --           --
    Deferred income taxes                                                  --            --            --           --           --
    Changes in operating assets and liabilities:
     Accounts receivable, net                                              --            --            --           --           14
     Prepaid expenses and other                                            --            --           (22)           5           (7)
     Due from/to Interstate Hotels                                         --            --            --           --           --
     Due to/from subsidiaries                                          (1,288)         (805)         (480)          --           94
     Accounts payable, accrued expenses and other liabilities              46          (150)         (145)          (5)         (61)
                                                                   ----------    ----------    ----------   ----------   ----------
     Net cash provided by (used in) operating activities                   47           104             9           --           92
                                                                   ----------    ----------    ----------   ----------   ----------

Investing activities:

   Investment in hotel properties                                         (47)         (104)           (9)          --          (92)
   Proceeds from sales of assets                                           --            --            --           --           --
   Purchases of marketable securities                                      --            --            --           --           --
   Net payments from (advances to) Interstate Hotels & Resorts             --            --            --           --           --
   Decrease in restricted cash                                             --            --            --           --           --
   Other, net                                                              --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
     Net cash provided by (used in) investing activities                  (47)         (104)           (9)          --          (92)
                                                                   ----------    ----------    ----------   ----------   ----------

Financing activities:

   Principal payments on long-term debt                                    --            --            --           --           --
   Distributions paid to partners                                          --            --            --           --           --
   Purchase of limited partnership unit                                    --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
     Net cash used in financing activities                                 --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
Effect of exchange rate changes on cash                                    --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
NET CHANGE IN CASH                                                         --            --            --           --           --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                             --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                   --            --            --           --           --
                                                                   ==========    ==========    ==========   ==========   ==========

                                                                                                                          MERISTAR
                                                                    MERISTAR      MERISTAR      MERISTAR     MERISTAR      SUB 7A
                                                                     SUB 7E,      SUB 3D,       SUB 1A,      SUB 5E,       JOINT
                                                                      LLC           LLC           LLC          LLC        VENTURE
                                                                   ----------    ----------    ----------   ----------   ----------
Operating activities:

   Net (loss) income                                                      265           218           460        1,777       (5,215)
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
    Depreciation and amortization                                         309           392           225          962          215
    Loss on asset impairment                                               --            --            --           --        5,478
    Equity in earnings of affiliates                                       --            --            --           --           --
    Minority interests                                                     --            --            --           --           --
    Amortization of unearned stock based compensation                      --            --            --           --           --
    Unrealized gain on interest rate swaps recognized in net loss          --            --            --           --           --
    Deferred income taxes                                                  --            --            --           --           --
    Changes in operating assets and liabilities:
     Accounts receivable, net                                              --            --            --           --           --
     Prepaid expenses and other                                            --            --            --           --           --
     Due from/to Interstate Hotels                                         --            --            --           --           --
     Due to/from subsidiaries                                            (495)         (556)         (499)      (2,846)        (314)
     Accounts payable, accrued expenses and other liabilities              15            54           (92)         156          (51)
                                                                   ----------    ----------    ----------   ----------   ----------
     Net cash provided by (used in) operating activities                   94           108            94           49          113
                                                                   ----------    ----------    ----------   ----------   ----------

Investing activities:

   Investment in hotel properties                                         (94)         (108)          (94)         (49)        (113)
   Proceeds from sales of assets                                           --            --            --           --           --
   Purchases of marketable securities                                      --            --            --           --           --
   Net payments from (advances to) Interstate Hotels & Resorts             --            --            --           --           --
   Decrease in restricted cash                                             --            --            --           --           --
   Other, net                                                              --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
     Net cash provided by (used in) investing activities                  (94)         (108)          (94)         (49)        (113)
                                                                   ----------    ----------    ----------   ----------   ----------

Financing activities:

   Principal payments on long-term debt                                    --            --            --           --           --
   Distributions paid to partners                                          --            --            --           --           --
   Purchase of limited partnership unit                                    --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
     Net cash used in financing activities                                 --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
Effect of exchange rate changes on cash                                    --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
NET CHANGE IN CASH                                                         --            --            --           --           --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                             --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                   --            --            --           --           --
                                                                   ==========    ==========    ==========   ==========   ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING CASH FLOW
SIX MONTHS ENDED JUNE 30, 2003
(DOLLARS IN THOUSANDS)

                                                                    MERISTAR     MERISTAR      MERISTAR     MERISTAR      MERISTAR
                                                                    SUB 6K,      SUB 2B,       SUB 3A,      SUB 4A,        SUB 4D,
                                                                      LLC          LLC           LLC          LLC           LLC
                                                                   ----------   ----------    ----------   ----------    ----------
Operating activities:

   Net (loss) income                                                    1,479       (4,971)       (1,399)      (1,101)         (939)
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
    Depreciation and amortization                                         370          213           131           --            55
    Loss on asset impairment                                               --        4,670         1,497        1,455         1,004
    Equity in earnings of affiliates                                       --           --            --           --            --
    Minority interests                                                     --           --            --           --            --
    Amortization of unearned stock based compensation                      --           --            --           --            --
    Unrealized gain on interest rate swaps recognized in net loss          --           --            --           --            --
    Deferred income taxes                                                  --           --            --           --            --
    Changes in operating assets and liabilities:
     Accounts receivable, net                                              --            2            --           --            --
     Prepaid expenses and other                                            --           --            (2)          --            (3)
     Due from/to Interstate Hotels                                         --           --            --           --            --
     Due to/from subsidiaries                                          (1,727)         632          (160)          (3)       (3,091)
     Accounts payable, accrued expenses and other liabilities            (113)          --           (44)        (118)           (5)
                                                                   ----------   ----------    ----------   ----------    ----------
     Net cash provided by (used in) operating activities                    9          546            23          233        (2,979)
                                                                   ----------   ----------    ----------   ----------    ----------

Investing activities:

   Investment in hotel properties                                          (9)        (546)          (23)        (233)          (91)
   Proceeds from sales of assets                                           --           --            --           --         3,070
   Purchases of marketable securities                                      --           --            --           --            --
   Net payments from (advances to) Interstate Hotels & Resorts             --           --            --           --            --
   Decrease in restricted cash                                             --           --            --           --            --
   Other, net                                                              --           --            --           --            --
                                                                   ----------   ----------    ----------   ----------    ----------
     Net cash provided by (used in) investing activities                   (9)        (546)          (23)        (233)        2,979
                                                                   ----------   ----------    ----------   ----------    ----------

Financing activities:

   Principal payments on long-term debt                                    --           --            --           --            --
   Distributions paid to partners                                          --           --            --           --            --
   Purchase of limited partnership unit                                    --           --            --           --            --
                                                                   ----------   ----------    ----------   ----------    ----------
     Net cash used in financing activities                                 --           --            --           --            --
                                                                   ----------   ----------    ----------   ----------    ----------
Effect of exchange rate changes on cash                                    --           --            --           --            --
                                                                   ----------   ----------    ----------   ----------    ----------
NET CHANGE IN CASH                                                         --           --            --           --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                             --           --            --           --            --
                                                                   ----------   ----------    ----------   ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                   --           --            --           --            --
                                                                   ==========   ==========    ==========   ==========    ==========

                                                                     MERISTAR     MERISTAR        MDV        MERISTAR     MERISTAR
                                                                     SUB 2A,      SUB 6L,       LIMITED      SUB 5C,       SUB 6J,
                                                                       LLC           LLC      PARTNERSHIP      LLC           LLC
                                                                    ----------   ----------   ----------    ----------   ----------
Operating activities:

   Net (loss) income                                                    (3,221)     (13,081)         114        (7,069)         621
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
    Depreciation and amortization                                          164          445           69           289          302
    Loss on asset impairment                                             2,828       13,286           --         7,187           --
    Equity in earnings of affiliates                                        --           --           --            --           --
    Minority interests                                                      --           --           --            --           --
    Amortization of unearned stock based compensation                       --           --           --            --           --
    Unrealized gain on interest rate swaps recognized in net loss           --           --           --            --           --
    Deferred income taxes                                                   --           --           --            --           --
    Changes in operating assets and liabilities:
     Accounts receivable, net                                               (1)          --           --            --           --
     Prepaid expenses and other                                             --           (2)          --            26           --
     Due from/to Interstate Hotels                                          --           --           --            --           --
     Due to/from subsidiaries                                            1,153         (635)        (143)         (302)        (822)
     Accounts payable, accrued expenses and other liabilities              (79)          32          (32)          (51)         (67)
                                                                    ----------   ----------   ----------    ----------   ----------
     Net cash provided by (used in) operating activities                   844           45            8            80           34
                                                                    ----------   ----------   ----------    ----------   ----------

Investing activities:

   Investment in hotel properties                                         (844)         (45)          (8)          (80)         (34)
   Proceeds from sales of assets                                            --           --           --            --           --
   Purchases of marketable securities                                       --           --           --            --           --
   Net payments from (advances to) Interstate Hotels & Resorts              --           --           --            --           --
   Decrease in restricted cash                                              --           --           --            --           --
   Other, net                                                               --           --           --            --           --
                                                                    ----------   ----------   ----------    ----------   ----------
     Net cash provided by (used in) investing activities                  (844)         (45)          (8)          (80)         (34)
                                                                    ----------   ----------   ----------    ----------   ----------

Financing activities:

   Principal payments on long-term debt                                     --           --           --            --           --
   Distributions paid to partners                                           --           --           --            --           --
   Purchase of limited partnership unit                                     --           --           --            --           --
                                                                    ----------   ----------   ----------    ----------   ----------
     Net cash used in financing activities                                  --           --           --            --           --
                                                                    ----------   ----------   ----------    ----------   ----------
Effect of exchange rate changes on cash                                     --           --           --            --           --
                                                                    ----------   ----------   ----------    ----------   ----------
NET CHANGE IN CASH                                                          --           --           --            --           --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                              --           --           --            --           --
                                                                    ----------   ----------   ----------    ----------   ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                    --           --           --            --           --
                                                                    ==========   ==========   ==========    ==========   ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING CASH FLOW
SIX MONTHS ENDED JUNE 30, 2003
(DOLLARS IN THOUSANDS)

                                                                    MERISTAR      MERISTAR      MERISTAR     MERISTAR     MERISTAR
                                                                     SUB 1D,      SUB 7B,       SUB 7D,      SUB 7G,      SUB 6B,
                                                                      L.P.          L.P.          LLC          LLC          LLC
                                                                   ----------    ----------    ----------   ----------   ----------
Operating activities:

   Net (loss) income                                                      380       (10,191)        1,311       (7,531)         218
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
    Depreciation and amortization                                       1,148           342           862          308          232
    Loss on asset impairment                                               --        10,288            --        7,416           --
    Equity in earnings of affiliates                                       --            --            --           --           --
    Minority interests                                                     --            --            --           --           --
    Amortization of unearned stock based compensation                      --            --            --           --           --
    Unrealized gain on interest rate swaps recognized in net loss          --            --            --           --           --
    Deferred income taxes                                                  --            --            --           --           --
    Changes in operating assets and liabilities:
     Accounts receivable, net                                              --            --           182           --           --
     Prepaid expenses and other                                            --            --            --           --           --
     Due from/to Interstate Hotels                                         --            --            --           --           --
     Due to/from subsidiaries                                          (1,201)         (364)       (2,139)          (2)        (439)
     Accounts payable, accrued expenses and other liabilities            (241)          (37)         (169)        (132)          92
                                                                   ----------    ----------    ----------   ----------   ----------
     Net cash provided by (used in) operating activities                   86            38            47           59          103
                                                                   ----------    ----------    ----------   ----------   ----------

Investing activities:

   Investment in hotel properties                                         (86)          (38)          (47)         (59)        (103)
   Proceeds from sales of assets                                           --            --            --           --           --
   Purchases of marketable securities                                      --            --            --           --           --
   Net payments from (advances to) Interstate Hotels & Resorts             --            --            --           --           --
   Decrease in restricted cash                                             --            --            --           --           --
   Other, net                                                              --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
     Net cash provided by (used in) investing activities                  (86)          (38)          (47)         (59)        (103)
                                                                   ----------    ----------    ----------   ----------   ----------

Financing activities:

   Principal payments on long-term debt                                    --            --            --           --           --
   Distributions paid to partners                                          --            --            --           --           --
   Purchase of limited partnership unit                                    --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
     Net cash used in financing activities                                 --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
Effect of exchange rate changes on cash                                    --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
NET CHANGE IN CASH                                                         --            --            --           --           --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                             --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                   --            --            --           --           --
                                                                   ==========    ==========    ==========   ==========   ==========

                                                                    MERISTAR      MERISTAR      MERISTAR     MERISTAR        AGH
                                                                     SUB 4I,      SUB 5D,       SUB 5H,      SUB 7H,       PSS I,
                                                                      L.P.           LLC          LLC          LLC          INC.
                                                                   ----------    ----------    ----------   ----------   ----------
Operating activities:

   Net (loss) income                                                   (1,484)         (462)      (17,368)      (1,086)        (896)
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
    Depreciation and amortization                                         145           730         1,010           97           --
    Loss on asset impairment                                            1,259            --        18,075        1,383        1,787
    Equity in earnings of affiliates                                       --            --            --           --           --
    Minority interests                                                     --            --            --           --           --
    Amortization of unearned stock based compensation                      --            --            --           --           --
    Unrealized gain on interest rate swaps recognized in net loss          --            --            --           --           --
    Deferred income taxes                                                  --            --            --           --           --
    Changes in operating assets and liabilities:
     Accounts receivable, net                                              --            --            --           --           --
     Prepaid expenses and other                                            (8)           --            (1)          --           --
     Due from/to Interstate Hotels                                         --            --            --           --           --
     Due to/from subsidiaries                                             246          (254)       (1,676)        (354)        (932)
     Accounts payable, accrued expenses and other liabilities            (129)           13            43          (23)          88
                                                                   ----------    ----------    ----------   ----------   ----------
     Net cash provided by (used in) operating activities                   29            27            83           17           47
                                                                   ----------    ----------    ----------   ----------   ----------

Investing activities:

   Investment in hotel properties                                         (29)          (27)          (83)         (17)         (47)
   Proceeds from sales of assets                                           --            --            --           --           --
   Purchases of marketable securities                                      --            --            --           --           --
   Net payments from (advances to) Interstate Hotels & Resorts             --            --            --           --           --
   Decrease in restricted cash                                             --            --            --           --           --
   Other, net                                                              --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
     Net cash provided by (used in) investing activities                  (29)          (27)          (83)         (17)         (47)
                                                                   ----------    ----------    ----------   ----------   ----------

Financing activities:

   Principal payments on long-term debt                                    --            --            --           --           --
   Distributions paid to partners                                          --            --            --           --           --
   Purchase of limited partnership unit                                    --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
     Net cash used in financing activities                                 --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
Effect of exchange rate changes on cash                                    --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
NET CHANGE IN CASH                                                         --            --            --           --           --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                             --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                   --            --            --           --           --
                                                                   ==========    ==========    ==========   ==========   ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING CASH FLOW
SIX MONTHS ENDED JUNE 30, 2003
(DOLLARS IN THOUSANDS)

                                                                    MERISTAR      MERISTAR      MERISTAR     MERISTAR     MERISTAR
                                                                    SUB 2D,       SUB 4F,       SUB 5K,      SUB 5M,      SUB 1E,
                                                                      LLC           L.P.          LLC          LLC          L.P.
                                                                   ----------    ----------    ----------   ----------   ----------
Operating activities:

   Net (loss) income                                                   (8,913)          259           428          609          538
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
    Depreciation and amortization                                         234           556           644          236          158
    Loss on asset impairment                                            8,685            --            --           --           --
    Equity in earnings of affiliates                                       --            --            --           --           --
    Minority interests                                                     --            --            --           --           --
    Amortization of unearned stock based compensation                      --            --            --           --           --
    Unrealized gain on interest rate swaps recognized in net loss          --            --            --           --           --
    Deferred income taxes                                                  --            --            --           --           --
    Changes in operating assets and liabilities:
     Accounts receivable, net                                              (7)           --            --           --           --
     Prepaid expenses and other                                            --            --            --            2           --
     Due from/to Interstate Hotels                                         --            --            --           --           --
     Due to/from subsidiaries                                             968          (288)          159         (873)        (650)
     Accounts payable, accrued expenses and other liabilities            (158)         (189)       (1,171)          39          (27)
                                                                   ----------    ----------    ----------   ----------   ----------
     Net cash provided by (used in) operating activities                  809           338            60           13           19
                                                                   ----------    ----------    ----------   ----------   ----------

Investing activities:

   Investment in hotel properties                                        (809)         (338)          (60)         (13)         (19)
   Proceeds from sales of assets                                           --            --            --           --           --
   Purchases of marketable securities                                      --            --            --           --           --
   Net payments from (advances to) Interstate Hotels & Resorts             --            --            --           --           --
   Decrease in restricted cash                                             --            --            --           --           --
   Other, net                                                              --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
     Net cash provided by (used in) investing activities                 (809)         (338)          (60)         (13)         (19)
                                                                   ----------    ----------    ----------   ----------   ----------

Financing activities:

   Principal payments on long-term debt                                    --            --            --           --           --
   Distributions paid to partners                                          --            --            --           --           --
   Purchase of limited partnership unit                                    --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
     Net cash used in financing activities                                 --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
Effect of exchange rate changes on cash                                    --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
NET CHANGE IN CASH                                                         --            --            --           --           --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                             --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                   --            --            --           --           --
                                                                   ==========    ==========    ==========   ==========   ==========

                                                                    MERISTAR     MERISTAR      MERISTAR      MERISTAR     MERISTAR
                                                                    SUB 5O,       SUB 6M       SUB 4B,       SUB 6C,      SUB 2C,
                                                                       LLC        COMPANY        L.P.          LLC          LLC
                                                                   ----------   ----------    ----------    ----------   ----------
Operating activities:

   Net (loss) income                                                      274        1,296          (572)          908      (16,006)
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
    Depreciation and amortization                                         114          616           268           387          512
    Loss on asset impairment                                               --           --           264            --       15,255
    Equity in earnings of affiliates                                       --           --            --            --           --
    Minority interests                                                     --           --            --            --           --
    Amortization of unearned stock based compensation                      --           --            --            --           --
    Unrealized gain on interest rate swaps recognized in net loss          --           --            --            --           --
    Deferred income taxes                                                  --           --            --            --           --
    Changes in operating assets and liabilities:
     Accounts receivable, net                                              --           --            --            --           --
     Prepaid expenses and other                                            --           --            --            --           --
     Due from/to Interstate Hotels                                         --           --            --            --           --
     Due to/from subsidiaries                                            (401)      (2,032)          267        (1,280)       1,923
     Accounts payable, accrued expenses and other liabilities              19          136          (147)           41         (202)
                                                                   ----------   ----------    ----------    ----------   ----------
     Net cash provided by (used in) operating activities                    6           16            80            56        1,482
                                                                   ----------   ----------    ----------    ----------   ----------

Investing activities:

   Investment in hotel properties                                          (6)         (16)          (80)          (56)      (1,482)
   Proceeds from sales of assets                                           --           --            --            --           --
   Purchases of marketable securities                                      --           --            --            --           --
   Net payments from (advances to) Interstate Hotels & Resorts             --           --            --            --           --
   Decrease in restricted cash                                             --           --            --            --           --
   Other, net                                                              --           --            --            --           --
                                                                   ----------   ----------    ----------    ----------   ----------
     Net cash provided by (used in) investing activities                   (6)         (16)          (80)          (56)      (1,482)
                                                                   ----------   ----------    ----------    ----------   ----------

Financing activities:

   Principal payments on long-term debt                                    --           --            --            --           --
   Distributions paid to partners                                          --           --            --            --           --
   Purchase of limited partnership unit                                    --           --            --            --           --
                                                                   ----------   ----------    ----------    ----------   ----------
     Net cash used in financing activities                                 --           --            --            --           --
                                                                   ----------   ----------    ----------    ----------   ----------
Effect of exchange rate changes on cash                                    --           --            --            --           --
                                                                   ----------   ----------    ----------    ----------   ----------
NET CHANGE IN CASH                                                         --           --            --            --           --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                             --           --            --            --           --
                                                                   ----------   ----------    ----------    ----------   ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                   --           --            --            --           --
                                                                   ==========   ==========    ==========    ==========   ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING CASH FLOW
SIX MONTHS ENDED JUNE 30, 2003
(DOLLARS IN THOUSANDS)

                                                                    MERISTAR      MERISTAR      MERISTAR     MERISTAR     MERISTAR
                                                                    SUB 4G,       SUB 3B,       SUB 5G,      SUB 5P,      SUB 5J,
                                                                      L.P.           LLC         L.P.           LLC          LLC
                                                                   ----------    ----------    ----------   ----------   ----------
Operating activities:

   Net (loss) income                                                   (7,741)         (883)        1,248          680        2,886
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
    Depreciation and amortization                                         448           259         3,145            2        1,741
    Loss on asset impairment                                            8,000         1,064            --           --           --
    Equity in earnings of affiliates                                       --            --            --           --           --
    Minority interests                                                     --            --            --           --           --
    Amortization of unearned stock based compensation                      --            --            --           --           --
    Unrealized gain on interest rate swaps recognized in net loss          --            --            --           --           --
    Deferred income taxes                                                  --            --            --           --           --
    Changes in operating assets and liabilities:
     Accounts receivable, net                                              --            --            --           --           --
     Prepaid expenses and other                                            (3)          (11)           --           (8)          29
     Due from/to Interstate Hotels                                         --            --            --           --           --
     Due to/from subsidiaries                                            (405)         (475)       (4,374)        (678)      (3,043)
     Accounts payable, accrued expenses and other liabilities            (282)          (35)          373            4           25
                                                                   ----------    ----------    ----------   ----------   ----------
     Net cash provided by (used in) operating activities                   17           (81)          392           --        1,638
                                                                   ----------    ----------    ----------   ----------   ----------

Investing activities:

   Investment in hotel properties                                         (17)           81          (392)          --       (1,638)
   Proceeds from sales of assets                                           --            --            --           --           --
   Purchases of marketable securities                                      --            --            --           --           --
   Net payments from (advances to) Interstate Hotels & Resorts             --            --            --           --           --
   Decrease in restricted cash                                             --            --            --           --           --
   Other, net                                                              --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
     Net cash provided by (used in) investing activities                  (17)           81          (392)          --       (1,638)
                                                                   ----------    ----------    ----------   ----------   ----------

Financing activities:

   Principal payments on long-term debt                                    --            --            --           --           --
   Distributions paid to partners                                          --            --            --           --           --
   Purchase of limited partnership unit                                    --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
     Net cash used in financing activities                                 --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
Effect of exchange rate changes on cash                                    --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
NET CHANGE IN CASH                                                         --            --            --           --           --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                             --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                   --            --            --           --           --
                                                                   ==========    ==========    ==========   ==========   ==========

                                                                                                                          MERISTAR
                                                                    MERISTAR      MERISTAR      MERISTAR     MERISTAR      HOTEL
                                                                    SUB 5Q,       SUB 5R,       SUB 8D,      SUB 4J,      LESSEE,
                                                                       LLC          LLC           LLC          LLC          INC.
                                                                   ----------    ----------    ----------   ----------   ----------
Operating activities:

   Net (loss) income                                                      809           394           338          620       (7,420)
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
    Depreciation and amortization                                         280           771           627          643          532
    Loss on asset impairment                                               --            --            --           --           --
    Equity in earnings of affiliates                                       --            --            --           --           --
    Minority interests                                                     --            --            --           --           --
    Amortization of unearned stock based compensation                      --            --            --           --           --
    Unrealized gain on interest rate swaps recognized in net loss          --            --            --           --           --
    Deferred income taxes                                                  --            --            --           --           --
    Changes in operating assets and liabilities:
     Accounts receivable, net                                              --            --            --          (12)      (9,713)
     Prepaid expenses and other                                            --            --           (23)          --         (243)
     Due from/to Interstate Hotels                                         --            --            --           --       (5,298)
     Due to/from subsidiaries                                            (976)       (1,132)         (564)      (1,186)       5,031
     Accounts payable, accrued expenses and other liabilities              (2)          197           (15)         (43)      (2,273)
                                                                   ----------    ----------    ----------   ----------   ----------
     Net cash provided by (used in) operating activities                  111           230           363           22      (19,384)
                                                                   ----------    ----------    ----------   ----------   ----------

Investing activities:

   Investment in hotel properties                                        (111)         (230)         (363)         (22)        (894)
   Proceeds from sales of assets                                           --            --            --           --           --
   Purchases of marketable securities                                      --            --            --           --           --
   Net payments from (advances to) Interstate Hotels & Resorts             --            --            --           --           --
   Decrease in restricted cash                                             --            --            --           --           --
   Other, net                                                              --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
     Net cash provided by (used in) investing activities                 (111)         (230)         (363)         (22)        (894)
                                                                   ----------    ----------    ----------   ----------   ----------

Financing activities:

   Principal payments on long-term debt                                    --            --            --           --       23,816
   Distributions paid to partners                                          --            --            --           --           --
   Purchase of limited partnership unit                                    --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
     Net cash used in financing activities                                 --            --            --           --       23,816
                                                                   ----------    ----------    ----------   ----------   ----------
Effect of exchange rate changes on cash                                    --            --            --           --           --
                                                                   ----------    ----------    ----------   ----------   ----------
NET CHANGE IN CASH                                                         --            --            --           --        3,538

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                             --            --            --           --       12,517
                                                                   ----------    ----------    ----------   ----------   ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                   --            --            --           --       16,055
                                                                   ==========    ==========    ==========   ==========   ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING CASH FLOW
SIX MONTHS ENDED JUNE 30, 2003
(DOLLARS IN THOUSANDS)

                                                                      GUARANTOR
                                                                     SUBSIDIARIES                        TOTAL
                                                                         TOTAL       ELIMINATIONS     CONSOLIDATED
                                                                     ------------    ------------     ------------
Operating activities:

   Net (loss) income                                                    (124,398)        230,202        (289,857)
   Adjustments to reconcile net (loss) income to net cash
     provided by (used in) operating activities:
    Depreciation and amortization                                         27,848              --          58,478
    Loss on asset impairment                                             144,760              --         264,677
    Equity in earnings of affiliates                                          --        (230,202)             --
    Minority interests                                                        --              --               6
    Amortization of unearned stock based compensation                         --              --           1,433
    Unrealized gain on interest rate swaps recognized in net loss             --              --          (3,395)
    Deferred income taxes                                                     --              --          (1,534)
    Changes in operating assets and liabilities:
     Accounts receivable, net                                             (9,520)             --         (12,168)
     Prepaid expenses and other                                             (340)             --           4,225
     Due from/to Interstate Hotels                                        (5,298)             --          (4,575)
     Due to/from subsidiaries                                            (39,834)             --              --
     Accounts payable, accrued expenses and other liabilities             (5,572)             --          (5,480)
                                                                      ----------      ----------      ----------
     Net cash provided by (used in) operating activities                 (12,354)             --          11,810
                                                                      ----------      ----------      ----------

Investing activities:

   Investment in hotel properties                                        (10,983)             --         (14,547)
   Proceeds from sales of assets                                           3,070              --          15,720
   Purchases of marketable securities                                         --              --         (18,056)
   Net payments from (advances to) Interstate Hotels & Resorts                --              --          42,052
   Decrease in restricted cash                                                --              --          (9,740)
   Other, net                                                                 --              --            (299)
                                                                      ----------      ----------      ----------
     Net cash provided by (used in) investing activities                  (7,913)             --          15,130
                                                                      ----------      ----------      ----------

Financing activities:

   Principal payments on long-term debt                                   23,805              --          (4,208)
   Distributions paid to partners                                             --              --            (141)
   Purchase of limited partnership unit                                       --              --             (65)
                                                                      ----------      ----------      ----------
     Net cash used in financing activities                                23,805              --          (4,414)
                                                                      ----------      ----------      ----------
Effect of exchange rate changes on cash                                       --              --            (115)
                                                                      ----------      ----------      ----------
NET CHANGE IN CASH                                                         3,538              --          22,411

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                            12,517              --          33,889
                                                                      ----------      ----------      ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                  16,055              --          56,300
                                                                      ==========      ==========      ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2002
(DOLLARS IN THOUSANDS)

                                                                  MERISTAR        NON-        MERISTAR        AGH         MERISTAR
                                                                 HOSPITALITY   GUARANTOR       SUB 7C,       UPREIT,       SUB 5N,
                                                                   OP, L.P.   SUBSIDIARIES       LLC          LLC            LLC
                                                                 -----------  ------------   ----------    ----------    ----------
Operating activities:

 Net (loss) income                                                   (6,821)       22,495            --            --           447
 Adjustments to reconcile net (loss) income to net cash
  provided by (used in) operating activities:
  Depreciation and amortization                                       6,689        26,862            --            --            66
  Equity in income from affiliates                                  (58,834)           --            --            --            --
  Loss on fair value of non-hedging derivatives                       4,735            --            --            --            --
  Minority interests                                                      8            --            --            --            --
  Amortization of unearned stock based compensation                   1,920            --            --            --            --
  Unrealized gain on interest rate swaps recognized in net loss      (2,905)           --            --            --            --
  Deferred income taxes                                                (332)           --            --            --            --
  Changes in operating assets and liabilities:
   Accounts receivable, net                                          (3,922)         (145)           --            --           (16)
   Prepaid expenses and other assets                                  4,016          (451)           --            --            --
   Due from/to Interstate Hotels & Resorts                             (557)           --            --            --            --
   Due from subsidiaries                                            349,453       (36,605)           --            --          (540)
   Accounts payable, accrued expenses and other liabilities           2,402        (2,668)           --            --            53
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) operating activities              295,852         9,488            --            --            10
                                                                 ----------    ----------    ----------    ----------    ----------

Investing activities:

 Investment in hotel properties                                        (523)       (9,580)           --            --           (10)
 Note receivable                                                     (2,545)          613            --            --            --
 Increase in restricted cash                                          2,375         2,009            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) investing activities                 (693)       (6,958)           --            --           (10)
                                                                 ----------    ----------    ----------    ----------    ----------

Financing activities:

 Principal payments on long-term debt                              (259,310)       (2,530)           --            --            --
 Proceeds from issuance of long-term debt                           (40,915)           --            --            --            --
 Deferred financing fees                                             (3,567)           --            --            --            --
 Contributions from partners                                          3,156            --            --            --            --
 Distributions paid to partners                                      (1,212)           --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) financing activities             (301,848)       (2,530)           --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------

Effect of exchange rate changes on cash                                 (28)           --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
NET CHANGE IN CASH                                                   (6,717)           --            --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        6,798            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                 81            --            --            --            --
                                                                 ==========    ==========    ==========    ==========    ==========

                                                                  MERISTAR      MERISTAR        AGH
                                                                   SUB 8A,       SUB 8F,      SECAUCUS,
                                                                     LLC           LLC          LLC
                                                                 ----------    ----------    ----------
Operating activities:

 Net (loss) income                                                      507           542            --
 Adjustments to reconcile net (loss) income to net cash
  provided by (used in) operating activities:
  Depreciation and amortization                                         112           226            --
  Equity in income from affiliates                                       --            --            --
  Loss on fair value of non-hedging derivatives                          --            --            --
  Minority interests                                                     --            --            --
  Amortization of unearned stock based compensation                      --            --            --
  Unrealized gain on interest rate swaps recognized in net loss          --            --            --
  Deferred income taxes                                                  --            --            --
  Changes in operating assets and liabilities:
   Accounts receivable, net                                             (16)            8            --
   Prepaid expenses and other assets                                     --            19            --
   Due from/to Interstate Hotels & Resorts                               --            --            --
   Due from subsidiaries                                             (2,540)         (798)           --
   Accounts payable, accrued expenses and other liabilities              (1)           19            --
                                                                 ----------    ----------    ----------
   Net cash provided by (used in) operating activities               (1,938)           16            --
                                                                 ----------    ----------    ----------

Investing activities:

 Investment in hotel properties                                       1,938           (16)           --
 Note receivable                                                         --            --            --
 Increase in restricted cash                                             --            --            --
                                                                 ----------    ----------    ----------
   Net cash provided by (used in) investing activities                1,938           (16)           --
                                                                 ----------    ----------    ----------

Financing activities:

 Principal payments on long-term debt                                    --            --            --
 Proceeds from issuance of long-term debt                                --            --            --
 Deferred financing fees                                                 --            --            --
 Contributions from partners                                             --            --            --
 Distributions paid to partners                                          --            --            --
                                                                 ----------    ----------    ----------
   Net cash provided by (used in) financing activities                   --            --            --
                                                                 ----------    ----------    ----------

Effect of exchange rate changes on cash                                  --            --            --
                                                                 ----------    ----------    ----------
NET CHANGE IN CASH                                                       --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           --            --            --
                                                                 ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                 --            --            --
                                                                 ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2002
(DOLLARS IN THOUSANDS)

                                                                      MERISTAR      MERISTAR      MERISTAR
                                                                       SUB 6H,       SUB 8B,       SUB 1C,
                                                                        L.P.           LLC           L.P.
                                                                     ----------    ----------    ----------
Operating activities:

 Net (loss) income                                                          528         2,006           (81)
 Adjustments to reconcile net (loss) income to net cash
  provided by (used in) operating activities:
  Depreciation and amortization                                             215         1,190           514
  Equity in income from affiliates                                           --            --            --
  Loss on fair value of non-hedging derivatives                              --            --            --
  Minority interests                                                         --            --            --
  Amortization of unearned stock based compensation                          --            --            --
  Unrealized gain on interest rate swaps recognized in net loss              --            --            --
  Deferred income taxes                                                      --            --            --
  Changes in operating assets and liabilities:
   Accounts receivable, net                                                  --            --            --
   Prepaid expenses and other assets                                         --            --           (17)
   Due from/to Interstate Hotels & Resorts                                   --            --            --
   Due from subsidiaries                                                   (765)       (2,738)         (302)
   Accounts payable, accrued expenses and other liabilities                  33           293           102
                                                                     ----------    ----------    ----------
   Net cash provided by (used in) operating activities                       11           751           216
                                                                     ----------    ----------    ----------

Investing activities:

 Investment in hotel properties                                            (11)         (751)         (216)
 Note receivable                                                            --            --            --
 Increase in restricted cash                                                --            --            --
                                                                    ----------    ----------    ----------
   Net cash provided by (used in) investing activities                     (11)         (751)         (216)
                                                                    ----------    ----------    ----------

Financing activities:

 Principal payments on long-term debt                                       --            --            --
 Proceeds from issuance of long-term debt                                   --            --            --
 Deferred financing fees                                                    --            --            --
 Contributions from partners                                                --            --            --
 Distributions paid to partners                                             --            --            --
                                                                    ----------    ----------    ----------
   Net cash provided by (used in) financing activities                      --            --            --
                                                                    ----------    ----------    ----------

Effect of exchange rate changes on cash                                     --            --            --
                                                                    ----------    ----------    ----------
NET CHANGE IN CASH                                                          --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                              --            --            --
                                                                    ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                    --            --            --
                                                                    ==========    ==========    ==========

                                                                  MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                   SUB 8E,       SUB 7F,       SUB 5L,       SUB 3C,       SUB 5R,
                                                                     LLC           LLC           LLC           LLC           LLC
                                                                 ----------    ----------    ----------    ----------    ----------
Operating activities:

 Net (loss) income                                                      441           297           489           420            --
 Adjustments to reconcile net (loss) income to net cash
  provided by (used in) operating activities:
  Depreciation and amortization                                         296           233            67           353            --
  Equity in income from affiliates                                       --            --            --            --            --
  Loss on fair value of non-hedging derivatives                          --            --            --            --            --
  Minority interests                                                     --            --            --            --            --
  Amortization of unearned stock based compensation                      --            --            --            --            --
  Unrealized gain on interest rate swaps recognized in net loss          --            --            --            --            --
  Deferred income taxes                                                  --            --            --            --            --
  Changes in operating assets and liabilities:
   Accounts receivable, net                                              --            --            --            --            --
   Prepaid expenses and other assets                                     --            --            --            --            --
   Due from/to Interstate Hotels & Resorts                               --            --            --            --            --
   Due from subsidiaries                                               (674)         (497)         (565)         (798)           --
   Accounts payable, accrued expenses and other liabilities              (3)           (5)           81            54            --
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) operating activities                   60            28            72            29            --
                                                                 ----------    ----------    ----------    ----------    ----------

Investing activities:

 Investment in hotel properties                                         (60)          (28)          (72)          (29)           --
 Note receivable                                                         --            --            --            --            --
 Increase in restricted cash                                             --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) investing activities                  (60)          (28)          (72)          (29)           --
                                                                 ----------    ----------    ----------    ----------    ----------

Financing activities:

 Principal payments on long-term debt                                    --            --            --            --            --
 Proceeds from issuance of long-term debt                                --            --            --            --            --
 Deferred financing fees                                                 --            --            --            --            --
 Contributions from partners                                             --            --            --            --            --
 Distributions paid to partners                                          --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) financing activities                   --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------

Effect of exchange rate changes on cash                                  --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
NET CHANGE IN CASH                                                       --            --            --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                 --            --            --            --            --
                                                                 ==========    ==========    ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2002
(DOLLARS IN THOUSANDS)

                                                                  MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                   SUB 8A,       SUB 6D,       SUB 6E,       SUB 4E,       SUB 1B,
                                                                     LLC           LLC           LLC          L.P.           LLC
                                                                 ----------    ----------    ----------    ----------    ----------
Operating activities:

 Net (loss) income                                                       --           820         1,689            64         1,367
 Adjustments to reconcile net (loss) income to net cash
  provided by (used in) operating activities:
  Depreciation and amortization                                          --           266           849           459           316
  Equity in income from affiliates                                       --            --            --            --            --
  Loss on fair value of non-hedging derivatives                          --            --            --            --            --
  Minority interests                                                     --            --            --            --            --
  Amortization of unearned stock based compensation                      --            --            --            --            --
  Unrealized gain on interest rate swaps recognized in net loss          --            --            --            --            --
  Deferred income taxes                                                  --            --            --            --            --
  Changes in operating assets and liabilities:
   Accounts receivable, net                                              --           (37)           --            --            --
   Prepaid expenses and other assets                                      1            --            --            --            --
   Due from/to Interstate Hotels & Resorts                               --            --            --            --            --
   Due from subsidiaries                                                 46          (973)       (2,494)         (169)       (1,549)
   Accounts payable, accrued expenses and other liabilities             (46)           65           271          (241)           40
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) operating activities                    1           141           315           113           174
                                                                 ----------    ----------    ----------    ----------    ----------

Investing activities:

 Investment in hotel properties                                          (1)         (141)         (315)         (113)         (174)
 Note receivable                                                         --            --            --            --            --
 Increase in restricted cash                                             --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) investing activities                   (1)         (141)         (315)         (113)         (174)
                                                                 ----------    ----------    ----------    ----------    ----------

Financing activities:

 Principal payments on long-term debt                                    --            --            --            --            --
 Proceeds from issuance of long-term debt                                --            --            --            --            --
 Deferred financing fees                                                 --            --            --            --            --
 Contributions from partners                                             --            --            --            --            --
 Distributions paid to partners                                          --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) financing activities                   --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------

Effect of exchange rate changes on cash                                  --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
NET CHANGE IN CASH                                                       --            --            --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                 --            --            --            --            --
                                                                 ==========    ==========    ==========    ==========    ==========

                                                                  MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                   SUB 5F,       SUB 6G,       SUB 8C,       SUB 4C,       SUB 4H,
                                                                     L.P.          LLC           LLC           L.P.          L.P.
                                                                 ----------    ----------    ----------    ----------    ----------
Operating activities:

 Net (loss) income                                                      849           827             6            92           (11)
 Adjustments to reconcile net (loss) income to net cash
  provided by (used in) operating activities:
  Depreciation and amortization                                         528           418           692           283           270
  Equity in income from affiliates                                       --            --            --            --            --
  Loss on fair value of non-hedging derivatives                          --            --            --            --            --
  Minority interests                                                     --            --            --            --            --
  Amortization of unearned stock based compensation                      --            --            --            --            --
  Unrealized gain on interest rate swaps recognized in net loss          --            --            --            --            --
  Deferred income taxes                                                  --            --            --            --            --
  Changes in operating assets and liabilities:
   Accounts receivable, net                                              --            --            --            --            --
   Prepaid expenses and other assets                                     --            --            --            --            (7)
   Due from/to Interstate Hotels & Resorts                               --            --            --            --            --
   Due from subsidiaries                                             (1,342)       (1,137)         (573)         (205)         (112)
   Accounts payable, accrued expenses and other liabilities             227           161           (24)         (139)         (104)
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) operating activities                  262           269           101            31            36
                                                                 ----------    ----------    ----------    ----------    ----------

Investing activities:

 Investment in hotel properties                                        (262)         (269)         (101)          (31)          (36)
 Note receivable                                                         --            --            --            --            --
 Increase in restricted cash                                             --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) investing activities                 (262)         (269)         (101)          (31)          (36)
                                                                 ----------    ----------    ----------    ----------    ----------

Financing activities:

 Principal payments on long-term debt                                    --            --            --            --            --
 Proceeds from issuance of long-term debt                                --            --            --            --            --
 Deferred financing fees                                                 --            --            --            --            --
 Contributions from partners                                             --            --            --            --            --
 Distributions paid to partners                                          --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) financing activities                   --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------

Effect of exchange rate changes on cash                                  --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
NET CHANGE IN CASH                                                       --            --            --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                 --            --            --            --            --
                                                                 ==========    ==========    ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2002
(DOLLARS IN THOUSANDS)

                                                                                                                          MERISTAR
                                                                  MERISTAR      MERISTAR      MERISTAR      MERISTAR       SUB 7A
                                                                   SUB 7E,       SUB 3D,       SUB 1A,       SUB 5E,        JOINT
                                                                     LLC           LLC           LLC           LLC         VENTURE
                                                                 ----------    ----------    ----------    ----------    ----------
Operating activities:

 Net (loss) income                                                      332           716           485         1,757           320
 Adjustments to reconcile net (loss) income to net cash
  provided by (used in) operating activities:
  Depreciation and amortization                                         315           451           232           969           208
  Equity in income from affiliates                                       --            --            --            --            --
  Loss on fair value of non-hedging derivatives                          --            --            --            --            --
  Minority interests                                                     --            --            --            --            --
  Amortization of unearned stock based compensation                      --            --            --            --            --
  Unrealized gain on interest rate swaps recognized in net loss          --            --            --            --            --
  Deferred income taxes                                                  --            --            --            --            --
  Changes in operating assets and liabilities:
   Accounts receivable, net                                              --            --            --            --            --
   Prepaid expenses and other assets                                     --            --            --            --            --
   Due from/to Interstate Hotels & Resorts                               --            --            --            --            --
   Due from subsidiaries                                               (623)       (1,175)         (683)       (2,805)         (350)
   Accounts payable, accrued expenses and other liabilities              10           116           (20)           94           (26)
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) operating activities                   34           108            14            15           152
                                                                 ----------    ----------    ----------    ----------    ----------

Investing activities:

 Investment in hotel properties                                         (34)         (108)          (14)          (15)         (152)
 Note receivable                                                         --            --            --            --            --
 Increase in restricted cash                                             --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) investing activities                  (34)         (108)          (14)          (15)         (152)
                                                                 ----------    ----------    ----------    ----------    ----------

Financing activities:

 Principal payments on long-term debt                                    --            --            --            --            --
 Proceeds from issuance of long-term debt                                --            --            --            --            --
 Deferred financing fees                                                 --            --            --            --            --
 Contributions from partners                                             --            --            --            --            --
 Distributions paid to partners                                          --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) financing activities                   --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------

Effect of exchange rate changes on cash                                  --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
NET CHANGE IN CASH                                                       --            --            --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                 --            --            --            --            --
                                                                 ==========    ==========    ==========    ==========    ==========

                                                                  MERISTAR       MERISTAR     MERISTAR      MERISTAR      MERISTAR
                                                                   SUB 6K,        SUB 2B,      SUB 3A,       SUB 4A,       SUB 4D,
                                                                     LLC            LLC          LLC           LLC           LLC
                                                                 ----------    ----------    ----------    ----------    ----------
Operating activities:

 Net (loss) income                                                    1,450          (205)           96           392            10
 Adjustments to reconcile net (loss) income to net cash
  provided by (used in) operating activities:
  Depreciation and amortization                                         372           212           133            --           157
  Equity in income from affiliates                                       --            --            --            --            --
  Loss on fair value of non-hedging derivatives                          --            --            --            --            --
  Minority interests                                                     --            --            --            --            --
  Amortization of unearned stock based compensation                      --            --            --            --            --
  Unrealized gain on interest rate swaps recognized in net loss          --            --            --            --            --
  Deferred income taxes                                                  --            --            --            --            --
  Changes in operating assets and liabilities:
   Accounts receivable, net                                              --             1            --            --            --
   Prepaid expenses and other assets                                     --            --            --            --            --
   Due from/to Interstate Hotels & Resorts                               --            --            --            --            --
   Due from subsidiaries                                             (1,782)          267           424           (50)         (139)
   Accounts payable, accrued expenses and other liabilities              95            --             7           (92)           80
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) operating activities                  135           275           660           250           108
                                                                 ----------    ----------    ----------    ----------    ----------

Investing activities:

 Investment in hotel properties                                        (135)         (511)         (660)         (250)         (108)
 Note receivable                                                         --            --            --            --            --
 Increase in restricted cash                                             --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) investing activities                 (135)         (511)         (660)         (250)         (108)
                                                                 ----------    ----------    ----------    ----------    ----------

Financing activities:

 Principal payments on long-term debt                                    --            --            --            --            --
 Proceeds from issuance of long-term debt                                --           236            --            --            --
 Deferred financing fees                                                 --            --            --            --            --
 Contributions from partners                                             --            --            --            --            --
 Distributions paid to partners                                          --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) financing activities                   --           236            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------

Effect of exchange rate changes on cash                                  --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
NET CHANGE IN CASH                                                       --            --            --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                 --            --            --            --            --
                                                                 ==========    ==========    ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2002
(DOLLARS IN THOUSANDS)

                                                                  MERISTAR      MERISTAR        MDV         MERISTAR      MERISTAR
                                                                   SUB 2A,       SUB 6L,       LIMITED       SUB 5C,       SUB 6J,
                                                                     LLC           LLC       PARTNERSHIP       LLC           LLC
                                                                 ----------    ----------    -----------   ----------    ----------
Operating activities:

 Net (loss) income                                                     (283)          303           201           249         1,042
 Adjustments to reconcile net (loss) income to net cash
  provided by (used in) operating activities:
  Depreciation and amortization                                         159           445            68           298           322
  Equity in income from affiliates                                       --            --            --            --            --
  Loss on fair value of non-hedging derivatives                          --            --            --            --            --
  Minority interests                                                     --            --            --            --            --
  Amortization of unearned stock based compensation                      --            --            --            --            --
  Unrealized gain on interest rate swaps recognized in net loss          --            --            --            --            --
  Deferred income taxes                                                  --            --            --            --            --
  Changes in operating assets and liabilities:
   Accounts receivable, net                                              --            --            --            --            --
   Prepaid expenses and other assets                                     --            --             4           (27)           --
   Due from/to Interstate Hotels & Resorts                               --            --            --            --            --
   Due from subsidiaries                                                 60          (673)         (254)         (449)       (1,301)
   Accounts payable, accrued expenses and other liabilities              79            50           (15)           92           107
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) operating activities                   15           125             4           163           170
                                                                 ----------    ----------    ----------    ----------    ----------

Investing activities:

 Investment in hotel properties                                        (400)         (125)           (4)         (163)         (170)
 Note receivable                                                         --            --            --            --            --
 Increase in restricted cash                                             --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) investing activities                 (400)         (125)           (4)         (163)         (170)
                                                                 ----------    ----------    ----------    ----------    ----------

Financing activities:

 Principal payments on long-term debt                                    --            --            --            --            --
 Proceeds from issuance of long-term debt                               385            --            --            --            --
 Deferred financing fees                                                 --            --            --            --            --
 Contributions from partners                                             --            --            --            --            --
 Distributions paid to partners                                          --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) financing activities                  385            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------

Effect of exchange rate changes on cash                                  --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
NET CHANGE IN CASH                                                       --            --            --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                 --            --            --            --            --
                                                                 ==========    ==========    ==========    ==========    ==========

                                                                  MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                   SUB 1D,       SUB 7B,       SUB 7D,       SUB 7G,       SUB 6B,
                                                                     L.P.          L.P.          LLC           LLC           LLC
                                                                 ----------    ----------    ----------    ----------    ----------
Operating activities:

 Net (loss) income                                                    1,175          (118)          889          (193)          310
 Adjustments to reconcile net (loss) income to net cash
  provided by (used in) operating activities:
  Depreciation and amortization                                       1,118           463           832           378           227
  Equity in income from affiliates                                       --            --            --            --            --
  Loss on fair value of non-hedging derivatives                          --            --            --            --            --
  Minority interests                                                     --            --            --            --            --
  Amortization of unearned stock based compensation                      --            --            --            --            --
  Unrealized gain on interest rate swaps recognized in net loss          --            --            --            --            --
  Deferred income taxes                                                  --            --            --            --            --
  Changes in operating assets and liabilities:
   Accounts receivable, net                                              --            --           120            --            --
   Prepaid expenses and other assets                                     --            --            --            --            --
   Due from/to Interstate Hotels & Resorts                               --            --            --            --            --
   Due from subsidiaries                                             (1,453)         (312)       (1,695)           53          (544)
   Accounts payable, accrued expenses and other liabilities            (422)          (10)          (38)         (183)           69
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) operating activities                  418            23           108            55            62
                                                                 ----------    ----------    ----------    ----------    ----------

Investing activities:

 Investment in hotel properties                                        (418)          (23)         (108)          (55)          (62)
 Note receivable                                                         --            --            --            --            --
 Increase in restricted cash                                             --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) investing activities                 (418)          (23)         (108)          (55)          (62)
                                                                 ----------    ----------    ----------    ----------    ----------

Financing activities:

 Principal payments on long-term debt                                    --            --            --            --            --
 Proceeds from issuance of long-term debt                                --            --            --            --            --
 Deferred financing fees                                                 --            --            --            --            --
 Contributions from partners                                             --            --            --            --            --
 Distributions paid to partners                                          --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) financing activities                   --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------

Effect of exchange rate changes on cash                                  --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
NET CHANGE IN CASH                                                       --            --            --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                 --            --            --            --            --
                                                                 ==========    ==========    ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2002
(DOLLARS IN THOUSANDS)

                                                                  MERISTAR      MERISTAR      MERISTAR      MERISTAR        AGH
                                                                   SUB 4I,       SUB 5D,       SUB 5H,       SUB 7H,       PSS I,
                                                                     L.P.          LLC           LLC           LLC          INC.
                                                                 ----------    ----------    ----------    ----------    ----------
Operating activities:

 Net (loss) income                                                     (337)         (674)          692           166         1,215
 Adjustments to reconcile net (loss) income to net cash
  provided by (used in) operating activities:
  Depreciation and amortization                                         243           724           986           290            --
  Equity in income from affiliates                                       --            --            --            --            --
  Loss on fair value of non-hedging derivatives                          --            --            --            --            --
  Minority interests                                                     --            --            --            --            --
  Amortization of unearned stock based compensation                      --            --            --            --            --
  Unrealized gain on interest rate swaps recognized in net loss          --            --            --            --            --
  Deferred income taxes                                                  --            --            --            --            --
  Changes in operating assets and liabilities:
   Accounts receivable, net                                              --            --            --            --            --
   Prepaid expenses and other assets                                     --            --            --            --            --
   Due from/to Interstate Hotels & Resorts                               --            --            --            --            --
   Due from subsidiaries                                                300            56        (1,616)         (395)       (1,051)
   Accounts payable, accrued expenses and other liabilities             (93)           75           556            (3)          276
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) operating activities                  113           181           618            58           440
                                                                 ----------    ----------    ----------    ----------    ----------

Investing activities:

 Investment in hotel properties                                        (113)         (182)         (618)          (58)         (440)
 Note receivable                                                         --            --            --            --            --
 Increase in restricted cash                                             --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) investing activities                 (113)         (182)         (618)          (58)         (440)
                                                                 ----------    ----------    ----------    ----------    ----------

Financing activities:

 Principal payments on long-term debt                                    --            --            --            --            --
 Proceeds from issuance of long-term debt                                --            --            --            --            --
 Deferred financing fees                                                 --             1            --            --            --
 Contributions from partners                                             --            --            --            --            --
 Distributions paid to partners                                          --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) financing activities                   --             1            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------

Effect of exchange rate changes on cash                                  --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
NET CHANGE IN CASH                                                       --            --            --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                 --            --            --            --            --
                                                                 ==========    ==========    ==========    ==========    ==========

                                                                  MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                   SUB 2D,       SUB 4F,       SUB 5K,       SUB 5M,       SUB 1E,
                                                                     LLC          L.P.           LLC           LLC           L.P.
                                                                 ----------    ----------    ----------    ----------    ----------
Operating activities:

 Net (loss) income                                                     (147)          210           684           723           562
 Adjustments to reconcile net (loss) income to net cash
  provided by (used in) operating activities:
  Depreciation and amortization                                         237           560           594           226           150
  Equity in income from affiliates                                       --            --            --            --            --
  Loss on fair value of non-hedging derivatives                          --            --            --            --            --
  Minority interests                                                     --            --            --            --            --
  Amortization of unearned stock based compensation                      --            --            --            --            --
  Unrealized gain on interest rate swaps recognized in net loss          --            --            --            --            --
  Deferred income taxes                                                  --            --            --            --            --
  Changes in operating assets and liabilities:
   Accounts receivable, net                                              --            --            --            --            --
   Prepaid expenses and other assets                                     --            --            --            --            --
   Due from/to Interstate Hotels & Resorts                               --            --            --            --            --
   Due from subsidiaries                                                230          (248)          505        (1,074)         (647)
   Accounts payable, accrued expenses and other liabilities             (12)         (161)       (1,212)          207            (3)
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) operating activities                  308           361           571            82            62
                                                                 ----------    ----------    ----------    ----------    ----------

Investing activities:

 Investment in hotel properties                                        (755)         (361)         (571)          (82)          (62)
 Note receivable                                                         --            --            --            --            --
 Increase in restricted cash                                             --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) investing activities                 (755)         (361)         (571)          (82)          (62)
                                                                 ----------    ----------    ----------    ----------    ----------

Financing activities:

 Principal payments on long-term debt                                    --            --            --            --            --
 Proceeds from issuance of long-term debt                               447            --            --            --            --
 Deferred financing fees                                                 --            --            --            --            --
 Contributions from partners                                             --            --            --            --            --
 Distributions paid to partners                                          --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) financing activities                  447            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------

Effect of exchange rate changes on cash                                  --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
NET CHANGE IN CASH                                                       --            --            --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                 --            --            --            --            --
                                                                 ==========    ==========    ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2002
(DOLLARS IN THOUSANDS)

                                                                  MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                   SUB 5O,       SUB 6M        SUB 4B,       SUB 6C,       SUB 2C,
                                                                     LLC        COMPANY          L.P.          LLC           LLC
                                                                 ----------    ----------    ----------    ----------    ----------
Operating activities:

 Net (loss) income                                                      307         1,480          (239)        1,078          (582)
 Adjustments to reconcile net (loss) income to net cash
  provided by (used in) operating activities:
  Depreciation and amortization                                         109           603           296           394           519
  Equity in income from affiliates                                       --            --            --            --            --
  Loss on fair value of non-hedging derivatives                          --            --            --            --            --
  Minority interests                                                     --            --            --            --            --
  Amortization of unearned stock based compensation                      --            --            --            --            --
  Unrealized gain on interest rate swaps recognized in net loss          --            --            --            --            --
  Deferred income taxes                                                  --            --            --            --            --
  Changes in operating assets and liabilities:
   Accounts receivable, net                                              --            --            --            --            --
   Prepaid expenses and other assets                                     --            --            --            --            --
   Due from/to Interstate Hotels & Resorts                               --            --            --            --            --
   Due from subsidiaries                                               (468)       (2,077)        1,033        (1,252)          549
   Accounts payable, accrued expenses and other liabilities              82           141           (57)           59           131
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) operating activities                   30           147         1,033           279           617
                                                                 ----------    ----------    ----------    ----------    ----------

Investing activities:

 Investment in hotel properties                                         (30)         (147)       (1,033)         (279)       (1,397)
 Note receivable                                                         --            --            --            --            --
 Increase in restricted cash                                             --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) investing activities                  (30)         (147)       (1,033)         (279)       (1,397)
                                                                 ----------    ----------    ----------    ----------    ----------

Financing activities:

 Principal payments on long-term debt                                    --            --            --            --            --
 Proceeds from issuance of long-term debt                                --            --            --            --           780
 Deferred financing fees                                                 --            --            --            --            --
 Contributions from partners                                             --            --            --            --            --
 Distributions paid to partners                                          --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) financing activities                   --            --            --            --           780
                                                                 ----------    ----------    ----------    ----------    ----------

Effect of exchange rate changes on cash                                  --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
NET CHANGE IN CASH                                                       --            --            --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                 --            --            --            --            --
                                                                 ==========    ==========    ==========    ==========    ==========

                                                                  MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                   SUB 4G,       SUB 3B,       SUB 5G,       SUB 5P,       SUB 5J,
                                                                     L.P.          LLC           LLC           LLC           LLC
                                                                 ----------    ----------    ----------    ----------    ----------
Operating activities:

 Net (loss) income                                                      662           (18)        2,332           283         2,790
 Adjustments to reconcile net (loss) income to net cash
  provided by (used in) operating activities:
  Depreciation and amortization                                         458           461         3,095             1         1,733
  Equity in income from affiliates                                       --            --            --            --            --
  Loss on fair value of non-hedging derivatives                          --            --            --            --            --
  Minority interests                                                     --            --            --            --            --
  Amortization of unearned stock based compensation                      --            --            --            --            --
  Unrealized gain on interest rate swaps recognized in net loss          --            --            --            --            --
  Deferred income taxes                                                  --            --            --            --            --
  Changes in operating assets and liabilities:
   Accounts receivable, net                                              --            --            --           319            --
   Prepaid expenses and other assets                                     --            --            --            --           483
   Due from/to Interstate Hotels & Resorts                               --            --            --            --            --
   Due from subsidiaries                                               (835)         (190)       (5,473)         (582)       (4,726)
   Accounts payable, accrued expenses and other liabilities            (256)           67           910            18         1,269
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) operating activities                   29           320           864            39         1,549
                                                                 ----------    ----------    ----------    ----------    ----------

Investing activities:

 Investment in hotel properties                                         (29)         (320)         (859)          (39)       (1,549)
 Note receivable                                                         --            --            --            --            --
 Increase in restricted cash                                             --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) investing activities                  (29)         (320)         (859)          (39)       (1,549)
                                                                 ----------    ----------    ----------    ----------    ----------

Financing activities:

 Principal payments on long-term debt                                    --            --            --            --            --
 Proceeds from issuance of long-term debt                                --            --            --            --            --
 Deferred financing fees                                                 --            --            (5)           --            --
 Contributions from partners                                             --            --            --            --            --
 Distributions paid to partners                                          --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) financing activities                   --            --            (5)           --            --
                                                                 ----------    ----------    ----------    ----------    ----------

Effect of exchange rate changes on cash                                  --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
NET CHANGE IN CASH                                                       --            --            --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                 --            --            --            --            --
                                                                 ==========    ==========    ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2002
(DOLLARS IN THOUSANDS)

                                                                  MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                   SUB 5Q,       SUB 5R,       SUB 8D,       SUB 4J,        HOTEL
                                                                     LLC           LLC           LLC           LLC      LESSEE, INC.
                                                                 ----------    ----------    ----------    ----------   ------------
Operating activities:

 Net (loss) income                                                      862           685           327           868         2,183
 Adjustments to reconcile net (loss) income to net cash
  provided by (used in) operating activities:
  Depreciation and amortization                                         240           690           634           671         1,083
  Equity in income from affiliates                                       --            --            --            --            --
  Loss on fair value of non-hedging derivatives                          --            --            --            --            --
  Minority interests                                                     --            --            --            --            --
  Amortization of unearned stock based compensation                      --            --            --            --            --
  Unrealized gain on interest rate swaps recognized in net loss          --            --            --            --            --
  Deferred income taxes                                                  --            --            --            --            --
  Changes in operating assets and liabilities:
   Accounts receivable, net                                              --            --            --            31        (1,160)
   Prepaid expenses and other assets                                     --            --            --            --          (923)
   Due from/to Interstate Hotels & Resorts                               --            --            --            --         5,457
   Due from subsidiaries                                               (909)       (1,563)         (895)       (1,447)       13,703
   Accounts payable, accrued expenses and other liabilities             228           362           (15)          (63)          815
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) operating activities                  421           174            51            60        21,158
                                                                 ----------    ----------    ----------    ----------    ----------

Investing activities:

 Investment in hotel properties                                        (421)         (174)          (51)          (60)         (750)
 Note receivable                                                         --            --            --            --          (613)
 Increase in restricted cash                                             --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) investing activities                 (421)         (174)          (51)          (60)       (1,363)
                                                                 ----------    ----------    ----------    ----------    ----------

Financing activities:

 Principal payments on long-term debt                                    --            --            --            --        (4,000)
 Proceeds from issuance of long-term debt                                --            --            --            --        (5,114)
 Deferred financing fees                                                 --            --            --            --            --
 Contributions from partners                                             --            --            --            --            --
 Distributions paid to partners                                          --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
   Net cash provided by (used in) financing activities                   --            --            --            --        (9,114)
                                                                 ----------    ----------    ----------    ----------    ----------

Effect of exchange rate changes on cash                                  --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
NET CHANGE IN CASH                                                       --            --            --            --        10,681

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           --            --            --            --        16,643
                                                                 ----------    ----------    ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                 --            --            --            --        27,324
                                                                 ==========    ==========    ==========    ==========    ==========

                                                                 GUARANTOR
                                                                SUBSIDIARIES                    TOTAL
                                                                   TOTAL      ELIMINATIONS  CONSOLIDATED
                                                                ------------  ------------  ------------
Operating activities:

 Net (loss) income                                                   36,339       (58,834)       (6,821)
 Adjustments to reconcile net (loss) income to net cash
  provided by (used in) operating activities:
  Depreciation and amortization                                      29,709            --        63,260
  Equity in income from affiliates                                       --        58,834            --
  Loss on fair value of non-hedging derivatives                          --            --         4,735
  Minority interests                                                     --            --             8
  Amortization of unearned stock based compensation                      --            --         1,920
  Unrealized gain on interest rate swaps recognized in net loss          --            --        (2,905)
  Deferred income taxes                                                  --            --          (332)
  Changes in operating assets and liabilities:
   Accounts receivable, net                                            (750)           --        (4,817)
   Prepaid expenses and other assets                                   (467)           --         3,098
   Due from/to Interstate Hotels & Resorts                            5,457            --         4,900
   Due from subsidiaries                                            (41,281)     (271,567)           --
   Accounts payable, accrued expenses and other liabilities           4,150            --         3,884
                                                                 ----------    ----------    ----------
   Net cash provided by (used in) operating activities               33,157      (271,567)       66,930
                                                                 ----------    ----------    ----------

Investing activities:

 Investment in hotel properties                                     (14,593)           --       (24,696)
 Note receivable                                                       (613)       (7,455)      (10,000)
 Increase in restricted cash                                             --            --         4,384
                                                                 ---------     ----------    ----------
   Net cash provided by (used in) investing activities              (15,206)       (7,455)      (30,312)
                                                                 ----------    ----------    ----------

Financing activities:

 Principal payments on long-term debt                                (4,000)           --      (265,840)
 Proceeds from issuance of long-term debt                            (3,266)      279,022       234,841
 Deferred financing fees                                                 (4)           --        (3,571)
 Contributions from partners                                             --            --         3,156
 Distributions paid to partners                                          --            --        (1,212)
                                                                 ----------    ----------    ----------
   Net cash provided by (used in) financing activities               (7,270)      279,022       (32,626)
                                                                 ----------    ----------    ----------

Effect of exchange rate changes on cash                                  --            --           (28)
                                                                 ----------    ----------    ----------
NET CHANGE IN CASH                                                   10,681            --         3,964

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                       16,643            --        23,441
                                                                 ----------    ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                             27,324            --        27,405
                                                                 ==========    ==========    ==========